J. & W. Seligman & Co.
                                  Incorporated


                                                              May 27, 1999

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Attention:  File Desk

Re:      Seligman Henderson Global Fund Series, Inc. (the "Fund")
         Post-Effective Amendment No. 28
         File No. 33-44186 and 811-6485

Dear Sirs:

         Following is the Edgarized filing of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of the Fund, filed pursuant to a request granted under Rule 485(b)(I)(vii) of the Securities Act of 1933 ("1933 Act"), and Amendment No. 30 under the Investment Company Act of 1940. The filing has been marked to show changes from Post-Effective Amendment No. 27, filed on March 1, 1999.

          This post-effective amendment is being filed for the purpose of adding a new class of shares (Class C shares) and contains substantially identical revisions to those contained in Post-Effective Amendment No. 27 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 2-92487), which was filed with the Securities and Exchange Commission under Rule 485(a)(1) on April 1, 1999 (Accession Number: 0000930413-99-000490).

         Certain other non-material changes have also been made as the Fund deemed appropriate. As such, this Post-Effective Amendment contains no disclosure that would render it ineligible to become effective pursuant to Rule 485(b) of the 1933 Act.

         If there are any questions or comments, please call the undersigned at
(212) 850-1426.

                                                    Very truly yours,

                                                    /s/ Maureen A. Coleman
                                                    ----------------------
                                                    Maureen A. Coleman
                                                    Vice President,
                                                    Law & Regulation

Mac/mc

                100 Park Avenue New York, NY 10017 (212) 850-1864

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    |X|


          PRE-EFFECTIVE AMENDMENT NO.  __                                   |_|


          POST-EFFECTIVE AMENDMENT NO.  28                                  |X|


 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            |X|



          AMENDMENT NO.  30                                                 |X|


--------------------------------------------------------------------------------

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
--------------------------------------------------------------------------------

                 REGISTRANT'S TELEPHONE NUMBER: 212-850-1864 OR
                             TOLL FREE: 800-221-2450

--------------------------------------------------------------------------------

                            THOMAS G. ROSE, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

--------------------------------------------------------------------------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

|_|  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


|X|  ON   MAY 28,, 1999   PURSUANT TO PARAGRAPH (B)


|_|  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)


|_|  ON  (DATE)   PURSUANT TO PARAGRAPH (A)(1)

|_|  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

|_|  ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF
     RULE 485.


     IF APPROPRIATE, CHECK THE FOLLOWING BOX:
|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                    SELIGMAN
============================================
                                   HENDERSON
                                 GLOBAL FUND
                                SERIES, INC.


                                                   INTERNATIONAL FUND

                                                     EMERGING MARKETS
                                                          GROWTH FUND

                                                        GLOBAL GROWTH
                                                   OPPORTUNITIES FUND

                                                       GLOBAL SMALLER
                                                       COMPANIES FUND

                                               GLOBAL TECHNOLOGY FUND


The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined the prospectus to be accurate oradequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strate-gies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


EQSH1 6/99


                                [GRAPHIC OMITTED]

                                   PROSPECTUS

                                  JUNE 1, 1999

                                   ----------

                                    INVESTING

                                AROUND THE WORLD

                                   FOR CAPITAL

                                  APPRECIATION


                                   MANAGED BY

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                               TABLE OF CONTENTS


THIS PROSPECTUS CONTAINS INFORMATION ABOUT SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONSISTS OF FIVE SEPARATE AND DISTINCT FUNDS.
THE FUNDS


A DISCUSSION OF THE INVESTMENT STRATEGIES, RISKS, PERFORMANCE AND EXPENSES OF THE FUNDS.
      SELIGMAN HENDERSON INTERNATIONAL FUND 2
      SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND 6
      SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND 10
      SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND 14
      SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND 18
      MANAGEMENT OF THE FUNDS 22
      YEAR 2000 24
      EURO CONVERSION 25
SHAREHOLDER INFORMATION
      DECIDING WHICH CLASS OF SHARES TO BUY    26
      PRICING OF FUND SHARES    28
      OPENING YOUR ACCOUNT    28
      HOW TO BUY ADDITIONAL SHARES    29
      HOW TO EXCHANGE SHARES AMONG
        THE SELIGMAN MUTUAL FUNDS    30
      HOW TO SELL SHARES    30
      IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT    31
      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    32
      TAXES    32
      THE SELIGMAN MUTUAL FUNDS    33
FINANCIAL HIGHLIGHTS    34
HOW TO CONTACT US    41
FOR MORE INFORMATION    BACK COVER


TIMES CHANGE ... VALUES ENDURE

THE FUNDS

SELIGMAN HENDERSON INTERNATIONAL FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The International Fund's objective is long-term capital appreciation.

The Fund uses the following principal strategies to seek its objective:

The Fund invests primarily in equity securities of non-US issuers. The Fund may invest in any country; however, it typically will not invest in the US. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets.

The Fund uses a top-down investment style. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies. The Fund's investments are allocated among geographic regions or countries based on such factors as:
         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:
         o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Market liquidity o Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options (which gives the Fund the right to sell an underlying security at a particular price during a fixed period) in an attempt to hedge against a decline in the price of securities it holds in its portfolio. Foreign currency forward contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with the approval of shareholders.


As with any mutual fund, there is no guarantee the Fund will achieve its objective.


PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.


The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.


The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON INTERNATIONAL FUND

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to two widely-used measures of performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class. The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

               [THIS TABLE REPRESENTS CHART IN THE PRINTED PIECE]

           1993         37.35%  0.3735
           1994         2.63%   0.0263
           1995         9.96%   0.0996
           1996         7.77%   0.0777
           1997         7.65%   0.0765
           1998         13.73%  0.1373


           Best calendar quarter return: 17.38% - quarter ended 12/31/98

           Worst calendar quarter return: -17.53% - quarter ended 9/30/98

           Class A annual total return for the quarter ended 3/31/99 was -0.83%.

--------------------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                    CLASS A            CLASS B            CLASS D
                                             ONE      FIVE      SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                            YEAR      YEARS         4/7/92             4/22/96            9/21/93
                                           -------   -------    ---------------    ---------------    ---------------
Class A                                      8.33%     7.24%        10.53%                n/a                n/a
Class B                                      7.64       n/a           n/a                6.21%               n/a
Class D                                     11.64      7.37           n/a                 n/a               8.65%
MSCIEAFEIndex                               20.33      9.50         11.55(1)             8.15(2)            9.22(3)
Lipper International Funds Average          12.80      7.78         10.66(1)             8.31(2)            9.22(3)

The Morgan Stanley Capital International EAFE(Europe, Australasia, Far East) Index (MSCIEAFEIndex) and the Lipper International
Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCIEAFEIndex excludes the effect of fees and sales charges. The MSCI EAFE Index measures the performance of stocks in 20 developed markets in Europe, Australasia, and the Far East. The Lipper International Funds Average
measures the performance of mutual funds which invest in equity securities of companies whose primary trading markets are outside the US.
(1) From 3/31/92.
(2) From 4/30/96.
(3) From 9/30/93.
-----------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES
The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES                                                               Class A   Class B    Class C   Class D
-----------------                                                              ------    ------     ------    ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) .............................................     4.75%(1)   none         1%      none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) .....................................................      none(1)     5%         1%        1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)

Management Fees ..........................................................     1.00%     1.00%      1.00%     1.00%
Distribution and/or Service (12b-1) Fees .................................      .21%     1.00%      1.00%     1.00%
Other Expenses ...........................................................      .55%      .55%       .55%      .55%
                                                                               -----     -----      -----     -----
Total Annual Fund Operating Expenses .....................................     1.76%(2)  2.55%      2.55%     2.55%
                                                                               =====     =====      =====     =====


(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2) This amount reflects total annual fund operating expenses paid by the Fund for fiscal 1998, absent a one-time reimbursement to the Fund of expenses paid in prior years. This reimbursement had the effect of decreasing the Fund's actual total operating expenses to 1.69% for fiscal 1998.

Example
-------
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $645       $1,003      $1,384     $2,450
Class B          758        1,093       1,555      2,692+
Class C          456          886       1,442      2,956
Class D          358          793       1,355      2,885

If you did not sell your shares at the end of each period, your expenses would be:

               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $645      $1,003      $1,384     $2,450
Class B          258         793       1,355      2,692+
Class C          356         886       1,442      2,956
Class D          258         793       1,355      2,885

+ Class B shares will automatically convert to Class A shares after eight years.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Emerging Markets Growth Fund's objective is long-term capital appreciation.

--------------------------------------------
EMERGING MARKET:
A MARKET IN A DEVELOPING COUNTRY.
DEVELOPING COUNTRIES ARE THOSE
CLASSIFIED BY THE WORLD BANK AS
LOWER INCOME ECONOMIES, REGARDLESS
OF THEIR PARTICULAR STAGE OF DEVELOPMENT.
LOWER INCOME ECONOMIES ARE CURRENTLY
DEFINED AS THOSE WITH 1996 PER CAPITA
GROSS NATIONAL PRODUCT (GNP) OF US $9,385
OR LESS.
--------------------------------------------

The Fund uses the following principal strategies to seek its objective:

The Fund generally invests at least 65% of its assets in equity securities of companies that conduct their principal business activities in emerging markets.

The Fund will focus its investments in those developing countries in which the investment manager believes the economies are developing strongly and markets are becoming more liquid. The Fund seeks to benefit from policies of economic development being adopted in many developing countries. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The Fund uses a top-down investment style. This means the investment manager concentrates first on regional and country allocations, then on industry sectors, followed by fundamental analysis of individual companies.

The Fund's investments are allocated among geographic regions or countries based on such factors as:

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:
         o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options (which gives the Fund the right to sell an underlying security at a particular price during a fixed period) in an attempt to hedge against a decline in the price of securities it holds in its portfolio. Foreign currency forward contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


The Fund may change its principal strategies if the Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with the approval of shareholders.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS


The Fund's net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

PAST PERFORMANCE


The Fund offers your Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to two widely-used measures of performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.



The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THIS TABLE REPRESENTS CHART IN THE PRINTED PIECE.

       1997           6.35%       0.0635
       1998          -27.45%     -0.2745

Best calendar quarter return: 16.92% - quarter ended 6/30/97

Worst calendar quarter return: -25.67% - quarter ended 9/30/98

Class A annual total return for the quarter ended 3/31/99 was 3.66%.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98
                                                                     SINCE
                                                       ONE         INCEPTION
                                                      YEAR          5/28/96
                                                     -------     ------------
Class A                                              -30.93%       -11.45%
Class B                                              -31.65        -11.51
Class D                                              -28.64        -10.40
MSCI EMF Index                                       -25.33        -16.05(1)
Lipper Emerging Markets Funds Average                -26.85        -13.57(1)

The Morgan Stanley Capital International Emerging Markets Free Index (MSCIEMFIndex) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCIEMFIndex excludes the effect of fees and sales charges. The MSCI EMF Index measures the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific Basin which are available to foreign investors. The Lipper Emerging Markets Funds Average measures the performance of mutual funds which invest at least 65% of total assets in equity securities of companies in emerging markets.
(1) From 5/31/96.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                              Class A   Class B   Class C     Class D
-----------------                                                             -------   -------   -------     -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ........................................          4.75%(1)   none        1%       none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ................................................           none(1)     5%        1%         1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)

Management Fees .....................................................          1.25%     1.25%     1.25%      1.25%
Distribution and/or Service (12b-1) Fees ............................           .23%     1.00%     1.00%      1.00%
Other Expenses ......................................................           .74%      .74%      .74%       .74%
                                                                               -----     -----     -----      -----
Total Annual Fund Operating Expenses ................................          2.22%     2.99%     2.99%      2.99%
                                                                               =====     =====     =====      =====

(1)If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $689      $1,136      $1,608     $2,908
Class B          802       1,224       1,772      3,128+
Class C          499       1,015       1,656      3,375
Class D          402         924       1,572      3,308


If you did not sell your shares at the end of each period, your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $689      $1,136      $1,608     $2,908
Class B          302         924       1,572      3,128+
Class C          399       1,015       1,656      3,375
Class D          302         924       1,572      3,308


+ Class B shares will automatically convert to Class A shares after eight years.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Global Growth Opportunities Fund's objective is long-term capital appreciation.

The Fund uses the following principal strategies to seek its objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in companies of any size, domiciled in any country. Typically, the Fund will invest in several countries in different geographic regions.

The Fund uses an investment style that combines macro analysis of global trends with in-depth research of individual companies. This means that the investment managers analyze the rapidly changing world to identify investment themes that they believe will have the greatest impact on global markets, and use in-depth research to identify attractive companies around the world. The Fund focuses on the following macro trends:

         o Economic liberalization and the flow of capital through global trade and investment;
         o Globalization of the world's economy.
         o The expansion of technology as an increasingly important influence on society;
         o Increased awareness of the importance of protecting the environment; and
         o The increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, personal security, and leisure.

In selecting individual securities, the investment managers look to identify companies that they believe display one or more of the following:

         o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Potential for improvement in overall operations

The Fund generally sells a stock if the investment managers believe its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment managers believe that negative country or regional factors or a shifting in global trends may negatively affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options (which gives the Fund the right to sell an underlying security at a particular price during a fixed period) in an attempt to hedge against a decline in the price of securities it holds in its portfolio. Foreign currency forward contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with the approval of shareholders.


As with any mutual fund, the Fund may not achieve its objective.

PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.


The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.

If global trends do not develop as the manager expects, the Fund's performance could be negatively affected.


The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to two widely-used measures of performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THIS TABLE REPRESENTS CHART IN THE PRINTED PIECE]

     1996          13.01%    13.0%
     1997          11.52%    11.5%
     1998          22.75%    22.75%


Best calendar quarter return: 19.65% - quarter ended 12/31/98
Worst calendar quarter return: -14.62% - quarter ended 9/30/98
Class A annual total return for the quarter ended 3/31/99 was 4.86%.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98
                                                CLASS B
                                    ONE      SINCE INCEPTION    SINCE INCEPTION
                                   YEAR          4/22/96            11/1/95
                                  -------    ---------------    ---------------
Class A                            16.98%          n/a              14.19%
Class B                            16.91         11.50%               n/a
Class D                            20.91           n/a              15.09
MSCIWorldIndex                     24.80         17.87(1)           19.58(2)
Lipper Global Funds Average        14.06         12.98(1)           15.24(2)

The Morgan Stanley Capital International World Index (MSCIWorldIndex) and the Lipper Global Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorldIndex excludes the effect of fees and sales charges. The MSCI World Index measures the performance of stocks in 22 developed markets in North America, Europe, and the Asia/Pacific region. The Lipper Global Funds average measures the performance of mutual funds which invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities.
(1) From 4/30/96.
(2) From 10/31/95.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES                                                              Class A    Class B   Class C   Class D
----------------                                                              -------    ------    -------   -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ...........................................      4.75%(1)    none        1%      none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ...................................................       none(1)      5%        1%        1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)
Management Fees ........................................................      1.00%      1.00%     1.00%     1.00%
Distribution and/or Service (12b-1) Fees ...............................       .24%      1.00%     1.00%     1.00%
Other Expenses .........................................................       .44%       .44%      .44%       .44%
                                                                              -----      -----     -----     -----
Total Annual Fund Operating Expenses ...................................      1.68%      2.44%     2.44%     2.44%
                                                                              =====      =====     =====     =====

(1) If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $638       $ 979      $1,344     $2,368
Class B          747       1,061       1,501      2,589+
Class C          445         853       1,388      2,848
Class D          347         761       1,301      2,776


If you did not sell your shares at the end of each period, your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $638        $979      $1,344     $2,368
Class B          247         761       1,301      2,589+
Class C          345         853       1,388      2,848
Class D          247         761       1,301      2,776


+ Class B shares will automatically convert to Class A shares after eight years.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Global Smaller Companies Fund's objective is long-term capital appreciation.

----------------------------
SMALLER COMPANIES:
COMPANIES WITH MARKET
CAPITALIZATION (AT THE TIME
OF PURCHASE BY THE FUND)
EQUIVALENT TO US $1 BILLION
OR LESS.
----------------------------

The Fund uses the following principal strategies to seek its objective:

The Fund generally invests at least 65% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. The Fund will generally invest in several countries in different geographic regions.

The Fund uses an investment style that combines top-down macro-economic analysis with bottom-up fundamental research into individual company attractiveness. This means that the investment managers identify countries that they believe offer good investment opportunities, and use extensive in-depth research to identify attractive smaller companies around the world. The investment managers look at one or more of the following factors when making country allocation decisions

         o Relative economic growth potential of the various economies and securities markets
         o Political, financial, and social conditions influencing investment opportunities
         o Investor sentiment
         o Prevailing interest rates and expected levels of inflation
         o Market prices relative to historic averages

In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

         o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and  equity ownership by executives
         o Unique competitive advantages (e.g.,   market share, proprietary
           products)
         o Market liquidity
         o Potential for improvement in overall operations

The Fund generally sells a stock if the investment managers believe its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements. The Fund anticipates that it will continue to hold securities of companies that grow or expand so long as the investment managers believe the securities continue to offer prospects of long-term growth.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options (which gives the Fund the right to sell an underlying security at a particular price during a fixed period) in an attempt to hedge against a decline in the price of securities it holds in its portfolio. Foreign currency forward contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Board of Directors believes doing so is consistent with the Fund's objective. The Board of Directors may change the definition of "smaller companies" if they conclude that such a change is appropriate. The Fund's objective may be changed only with the approval of shareholders.


As with any mutual fund, there is no guarantee the Fund will achieve its objective.


PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.


Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets, and financial or managerial resources.


The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to two widely-used measures of performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THIS TABLE REPRESENTS CHART IN THE PRINTED PIECE]

         1993           40.06%    0.4006
         1994           10.14%    0.1014
         1995           25.83%    0.2583
         1996           16.84%    0.1684
         1997            3.55%    0.0355
         1898            5.71%    0.0571


Best calendar quarter return: 16.36% - quarter ended 3/31/98

Worst calendar quarter return: -17.21% - quarter ended 9/30/98

Class A annual total return for the quarter ended 3/31/99 was -9.62%.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                    CLASS A            CLASS B            CLASS D
                                             ONE      FIVE      SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                                            YEAR      YEARS         9/9/92             4/22/96            5/3/93
                                           -------   -------    ---------------    ---------------    ---------------
Class A                                     0.65%    11.05%        15.65%               n/a                  n/a
Class B                                    -0.13       n/a           n/a               3.03                  n/a
Class D                                     3.94     11.25           n/a                n/a                14.06%
Salomon Smith Barney EMIndex World          5.93      9.25         11.36(1)            6.09(2)              9.77(3)
Lipper Global Small Cap Funds Average       0.75      8.02         12.34(1)            2.32(2)             10.94(3)

The Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EMIndex World) and the Lipper Global Small
Cap Funds Average are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds
Average excludes the effect of sales charges and the Salomon Smith Barney EMIndex World excludes the effect of fees and sales charges. The Salomon Smith Barney EM Index World measures the performance of small-cap stocks around the world. The Lipper Global Small Cap Funds Average measure the performance of mutual funds which invest at least 25% of their total assets in equity securities of companies whose primary trading markets are outside the US, and which invest at least 65% of total assets in companies with market capitalizations of less than US $1 billion at the time of purchase.
(1) From 8/31/92.
(2) From 4/30/96.
(3) From 4/30/93.
-----------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.



SHAREHOLDER FEES                                                              Class A   Class B     Class C   Class D
-----------------                                                             ------    ------      ------    ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ..........................................       4.75%(1)   none          1%      none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ..................................................        none(1)     5%          1%        1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)
Management Fees .......................................................       1.00%     1.00%       1.00%     1.00%
Distribution and/or Service (12b-1) Fees ..............................        .24%     1.00%       1.00%     1.00%
Other Expenses ........................................................        .41%      .41%        .41%      .41%
                                                                              -----     -----       -----     -----
Total Annual Fund Operating Expenses ..................................       1.65%     2.41%       2.41%     2.41%
                                                                              =====     =====       =====     =====


(1)If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $635       $ 971      $1,329      $2,337
Class B          744       1,051       1,485       2,558+
Class C          442         844       1,373       2,819
Class D          344         751       1,285       2,746


If you did not sell your shares at the end of each period, your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
               ------      -------    -------    --------
Class A         $635        $971      $1,329     $2,337
Class B          244         751       1,285      2,558+
Class C          342         844       1,373      2,819
Class D          244         751       1,285      2,746


+ Class B shares will automatically convert to Class A shares after eight years.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES
The Global Technology Fund's objective is long-term capital appreciation.

-------------------------------------
TECHNOLOGY:
THE USE OF SCIENCE TO CREATE NEW
PRODUCTS AND SERVICES. THE INDUSTRY
COMPRISES INFORMATION TECHNOLOGY AND
COMMUNICATIONS, AS WELL AS MEDICAL-,
ENVIRONMENTAL- AND BIO-TECHNOLOGY.
-------------------------------------

The Fund uses the following principal strategies to seek its objective:

The Fund generally invests at least 65% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment managers believe to be appropriate to the Fund's objective. The Fund generally invests in several countries in different geographic regions.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment managers seek to identify those technology companies that they believe have the greatest prospects for future growth, regardless of their country of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment managers use extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment managers look for companies that they believe display one or more of the following:

         o Above-average growth prospects
         o High profit margins
         o Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)
         o Quality management and equity ownership by executives
         o Unique competitive advantages (e.g., market share, proprietary products)
         o Potential for improvement in overall operations

The Fund generally sells a stock if the investment managers believe its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment managers believe that negative country or regional factors may affect a company's outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment grade or comparable quality debt securities. The Fund may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options (which gives the Fund the right to sell an underlying security at a particular price during a fixed period) in an attempt to hedge against a decline in the price of securities it holds in its portfolio. Foreign currency forward contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


The Fund may change its principal strategies if the Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with the approval of shareholders.


As with any mutual fund, there is no guarantee the Fund will achieve its objective.


PRINCIPAL RISKS


Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.


The Fund may be susceptible to factors affecting technology and technology-related industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial or managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund's entire investment portfolio. However, a decline in the value of one of the Fund's investments may offset potential gains from other investments.


The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to four widely-used measures of performance. Class C is a new class of shares, effective June 1, 1999, so no performance information is available. Although the Fund's fiscal year ends on October 31, the performance is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                  CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

[THIS TABLE REPRESENTS CHART IN THE PRINTED PIECE]

      1995         45.06%    45.06%
      1996         14.30%    14.30%
      1997         11.75%    11.75%
      1998         30.73%    30.73%


            Best calendar quarter return: 35.50% - quarter ended 12/31/98
            Worst calendar quarter return: -16.69% - quarter ended 9/30/98
            Class A annual total return for the quarter ended 3/31/99 was 6.15%.

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                                       CLASS B
                                                       ONE      SINCE INCEPTION    SINCE INCEPTION
                                                      YEAR          5/23/94            4/22/96
                                                     -------    ---------------    ---------------
Class A                                              24.50%       24.08%              n/a
Class B                                              24.84          n/a              17.71%
Class D                                              28.89        24.39                n/a
MSCIWorldIndex                                       24.80        16.75(1)           17.87(2)
H&Q Index                                            55.40        35.13(1)           28.32(2)
Lipper Global Funds Average                          14.06        12.73(1)           12.98(2)
Lipper Science &Technology Funds Average             52.55        27.02(1)           25.95(2)

The Morgan Stanley Capital International World Index (MSCIWorldIndex), the Hambrecht and Quist
Technology Stock Index (H&Q Index), and the Lipper Funds Averages are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Funds Averages exclude the effect of sales charges and the MSCIWorldIndex and the H&Q Index exclude the effect of fees and sales charges. The MSCI
World Index measures the performance of stocks in 22 developed markets in North America, Europe, and the Asia/Pacific region. The H & Q Index measures the performance of US technology stocks.
The Lipper Global Funds average measures the performance of mutual funds which invest at least
25% of total assets in equity securities traded outside the US, and which may own US securities.
The Lipper Science and Technology Funds Average measures the performance of mutual funds which invest at least 65% of total assets in science and technology stocks.
(1) From 5/31/94.
(2) From 4/30/96.
---------------------------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.



SHAREHOLDER FEES                                                              Class A    Class B    Class C   Class D
-----------------                                                             -------    -------    -------   -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price)                                                  4.75%(1)    none         1%      none
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less)                                                           none(1)     5%          1%        1%

ANNUAL FUND OPERATING EXPENSES FOR FISCAL 1998
------------------------------------------------
(as a percentage of average net assets)

Management Fees                                                               1.00%      1.00%      1.00%     1.00%
Distribution and/or Service (12b-1) Fees                                       .24%      1.00%      1.00%     1.00%
Other Expenses                                                                 .43%       .43%       .43%      .43%
                                                                              -----      -----      -----     -----
Total Annual Fund Operating Expenses                                          1.67%      2.43%      2.43%     2.43%
                                                                              =====      =====      =====     =====

(1)If you buy Class A shares for $1,000,000 or more, you do not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example
-------
This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                1 YEAR      3 YEARS    5 YEARS    10 YEARS
                ------      -------    -------    --------
Class A          $637        $ 976      $1,339     $2,357
Class B           746        1,058       1,496      2,578+
Class C           444          850       1,383      2,839
Class D           346          758       1,296      2,766


If you did not sell your shares at the end of each period, your expenses would be:


               1 YEAR      3 YEARS    5 YEARS    10 YEARS
                -----      -------    -------    --------
Class A         $637        $976      $1,339     $2,357
Class B          246         758       1,296      2,578+
Class C          344         850       1,383      2,839
Class D          246         758       1,296      2,766


+ Class B shares will automatically convert to Class A shares after eight years.

MANAGEMENT OF THE FUNDS

The Board of Directors provides broad supervision over the affairs of each Fund.

-------------------------------------------------
AFFILIATES OF SELIGMAN:

SELIGMAN ADVISORS, INC.:
EACH FUND'S GENERAL DISTRIBUTOR; RESPONSIBLE FOR
ACCEPTING ORDERS FOR PURCHASES AND SALES OF
FUND SHARES.

SELIGMAN SERVICES, INC.:
A LIMITED PURPOSE BROKER/DEALER; ACTS AS THE
BROKER/DEALER OF RECORD FOR SHAREHOLDER
ACCOUNTS THAT DO NOT HAVE A DESIGNATED
BROKER OR FINANCIAL ADVISOR.

SELIGMAN DATA CORP. (SDC):
EACH FUND'S SHAREHOLDER SERVICE AGENT;
PROVIDES SHAREHOLDER ACCOUNT SERVICES TO
THE FUND AT COST.
-------------------------------------------------

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue,
New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund's investments and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.5 billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at April 30, 1999, of approximately $10.2 billion.


Each Fund pays Seligman a fee for its management services. The fee is equal to an annual rate of 1.25% of the average daily net assets of the Emerging Markets Growth Fund and 1.00% of the average daily net assets of each other Fund.


THE FUNDS' SUBADVISER

Each Fund's subadviser is Henderson Investment Management Limited (HIML) whose address is 3 Finsbury Avenue, London EC2M 2PA. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. HIML provides investment advice, research and assistance with respect to the Funds' non-US investments.

Seligman pays HIML a fee for its services in respect of each Fund. This fee does not increase the fee payable by any Fund.

Prior to July 1, 1998, Seligman Henderson Co. served as subadviser to the Funds. Seligman Henderson Co. was founded in 1991 as a general partnership between Seligman and Henderson International, Inc., a wholly owned subsidiary of Henderson plc. Each partner owns an equal 50% interest in Seligman Henderson Co. Seligman paid Seligman Henderson Co. for its services in respect of each Fund, which did not increase the fee payable by any Fund.

PORTFOLIO MANAGEMENT

The INTERNATIONAL FUND is managed by HIML's International Team, headed by Mr. Iain C. Clark, Chief Investment Officer of HIML. Mr. Clark has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the International Fund since April 1992 and Co-Portfolio Manager of the Global Smaller Companies Fund since September 1992. Mr. Clark is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Henderson International Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio. He is a Director of Henderson International Limited and Vice President, Secretary and Treasurer of Henderson International, Inc. Mr. Clark has been a Director and Senior Portfolio Manager of Henderson plc since 1985.

The EMERGING MARKETS GROWTH FUND is managed by HIML's International Team, which in respect of the Emerging Markets Growth Fund, is headed by Mr. Peter Bassett, a portfolio manager of HIML. Mr. Bassett has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the Fund since May 1996. Mr. Bassett has been a portfolio manager with Henderson plc since December 1992.

The GLOBAL GROWTH OPPORTUNITIES FUND is co-managed by Seligman's Growth Team and HIML's International Team. The Growth Team is headed by Marion S. Schultheis, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Fund since May 13, 1998. Ms. Schultheis, who joined Seligman as a Managing Director in May 1998, is also Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. She is a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Capital Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Growth Opportunities Portfolio. From October 1997 until May 1998, Ms. Schultheis was a Managing Director at Chancellor LGT; and from August 1987 until October 1997, she was Senior Portfolio Manager at IDS Advisory Group Inc.

HIML's International Team in respect of the Global Growth Opportunities Fund is headed by Nitin Mehta, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Fund since May 1996. Mr. Mehta has been a portfolio manager with Henderson plc since September 1994. Mr. Mehta is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Growth Opportunities Portfolio. From May 1993 to September 1994, Mr. Mehta was Head of Currency Management and Derivatives at Quorum Capital Management.

The GLOBAL SMALLER COMPANIES FUND is co-managed by Seligman's Small Company Team and HIML's International Team. The Small Company Team is headed by Arsen Mrakovcic. Mr. Mrakovcic, a Managing Director of Seligman, has been Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the Fund since October 1, 1995. Mr. Mrakovcic joined Seligman in June 1992 as a Portfolio Assistant. He was named Vice President, Investment Officer on January 1, 1995, and Managing Director on January 1, 1996. Mr. Mrakovcic is also Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Frontier Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Portfolio.

HIML's International Team in respect of the Global Smaller Companies Fund is headed by Mr. Iain C. Clark. Mr. Clark's business experience is discussed above under "International Fund."

The GLOBAL TECHNOLOGY FUND is co-managed by Seligman's Technology Team and HIML's International Team. The Technology Team is headed by Mr. Paul H. Wick, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund since May 1994. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. He joined Seligman in 1987 as an Associate, Investment Research. Mr. Wick has been Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. He is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio.

HIML's International Team in respect of the Global Technology Fund is headed by Mr. Brian Ashford-Russell, Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of the Global Technology Fund. Mr. Ashford-Russell is also Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Technology Portfolio. He has been a portfolio manager with Henderson plc since February 1993.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Funds rely upon service providers and their computer systems for their day-to-day operations. Many of the Funds' service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Funds' other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Funds' Board of Directors and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Funds, including securities firms that execute portfolio transactions for the Funds and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Funds. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Funds. The team anticipates finalizing these plans in the near future.

The Funds anticipate the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Funds believe that the critical systems on which they rely will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Funds' critical service providers are not successful in implementing their year 2000 plans, the Funds' operations may be adversely affected, including pricing and securities trading and settlement, and the provision of shareholder services.


In addition, the Funds may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Funds may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Funds hold these securities, the Funds' performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.


SDC has informed the Funds that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Funds will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

EURO CONVERSION

On January 1, 1999, 11 of the 15 member countries in the European Union adopted the "euro" as a common legal currency. For European issuers, and other entities with significant markets or operations in Europe (whether or not in the participating countries), the euro conversion may create strategic challenges as these entities adapt to a single transnational currency.

The Funds, Seligman, and HIML are monitoring the changing marketplace in Europe to seek to identify investment opportunities created by the euro and avoid investments that may adversely affect the performance of any Fund. Despite these efforts, a Fund's performance may be adversely affected if the issuers of securities that are purchased, held, or sold by a Fund do not adapt to the potential changes in the European marketplace as a result of the euro. For example, the euro will likely result in greater price transparency (making it more difficult for businesses to charge different prices for the same products on a country-by-country basis), thereby creating a more competitive marketplace in Europe. As a result, European issuers and other issuers with significant markets or operations in Europe (whether or not in the participating countries), may be adversely affected if they do not adapt to this new competitive marketplace by cutting costs and streamlining operations. Further, any participating country may opt out of the euro within the first three years. A participating country may decide to opt out of the euro for several reasons, including high unemployment, lack of economic growth, or frustration with the lack of unity in the participating countries' economies. The risk of one or more participating countries opting out of the euro is enhanced by the participating countries' lack of control over their own monetary policies as they have delegated this function to the European Central Bank. Issuers in a participating country, as well as other issuers globally, may be adversely impacted in the event that a participating country terminates its participation in the euro or the euro itself collapses due to disagreements among the governments of the participating countries.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY


Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


   o The amount you plan to invest.
   o How long you intend to remain invested in that Fund, or another Seligman mutual fund.
   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

------------------------------------------------------------------------------------------------------------------------------------
CLASS A
   o  Initial sales charge on Fund purchases, as set forth below:
                                                                     SALES CHARGE             REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

      (1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
      (2)You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o Annual 12b-1 fee (for shareholder services) of up to 0.25%.
   o No sales charge on reinvested dividends or capital gain distributions.


   o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B
   o No initial sales charge on purchases.
   o A declining CDSC on shares sold within 6 years of purchase:

------------------------------------------------
   YOUR PURCHASE OF CLASS B SHARES
   MUST BE FOR LESS THAN $250,000, BECAUSE
   IF YOU ARE INVESTING $250,000 OR MORE YOU
   WILL PAY LESS IN FEES AND CHARGES IF YOU BUY
   ANOTHER CLASS OF SHARES.
------------------------------------------------

   YEARS SINCE PURCHASE                            CDSC
   --------------------                            ----
   Less than 1 year                                  5%
  1 year or more but less than 2 years               4
  2 years or more but less than 3 years              3
  3 years or more but less than 4 years              3
  4 years or more but less than 5 years              2
  5 years or more but less than 6 years              1
  6 years or more                                    0


   o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   CLASS C
   o  Initial sales charge on Fund purchases, as set forth below:

                                                                                         REGULAR DEALER
                                          SALES CHARGE              SALES CHARGE            DISCOUNT
                                             AS A %                 AS A % OF NET           AS A % OF
      AMOUNT OF YOUR INVESTMENT       OF OFFERING PRICE(1)         AMOUNT INVESTED       OFFERING PRICE
      --------------------------        -----------------         ----------------        -------------
      Less than $100,000                      1.00%                    1.01%                 1.00%
      $100,000 - $249,999                     0.50                     0.50                  0.50
      $250,000 - $1,000,000(2)                0.00                     0.00                  0.00

   (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
   (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

   o A 1% CDSC on shares sold within eighteen months of purchase.
   o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


CLASS D*


   o No initial sales charge on purchases.
   o A 1% CDSC on shares sold within one year of purchase.
   o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

      * Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because each Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Funds' Board of Directors believes that no conflict of interest currently exists between each Fund's Class A, Class B, Class C and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.



HOW CDSCS ARE CALCULATED


To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of any Fund, it will be assumed that you held the shares since the date you purchased the shares of that Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


--------------------------------------
NAV:
COMPUTED SEPARATELY FOR EACH
CLASS BY DIVIDING THAT CLASS'S
SHARE OF THE NET ASSETS OF THE
FUND (I.E., ITS ASSETS LESS
LIABILITIES) BY THE TOTAL NUMBER
OF OUTSTANDING SHARES OF THE CLASS.
-------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. Because of their higher 12b-1 fees, the NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares of the same Fund.

Securities owned by a Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Board of Directors.

OPENING YOUR ACCOUNT


The Funds' shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Share to Buy - Class D."


To make your initial investment in a Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

-----------------------------------------
YOU MAY BUY SHARES OF ANY FUND FOR ALL
TYPES OF TAX-DEFERRED RETIREMENT PLANS.
CONTACT RETIREMENT PLAN SERVICES AT
THE ADDRESS OR PHONE NUMBER LISTED ON
THE INSIDE BACK COVER OF THIS PROSPECTUS
FOR INFORMATION AND TO RECEIVE THE
PROPER FORMS.
-----------------------------------------

The required minimum initial investments are:

     o Regular (non-retirement) accounts: $1,000
     o For accounts opened concurrently with Invest-A-Check(R):
       $100 to open if you will be making monthly investments
       $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more. Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, or Class C shares, you may pay an initial sales charge to buy Fund shares.


AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIX(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.


HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares. It may take longer to get your money if you send your request by mail.



As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.


You will need to guarantee your signature(s) if the proceeds are:
  (1) $50,000 or more;
  (2) to be paid to someone other than all account owners, or
  (3) mailed to other than your address of record.

-------------------------------------------------------------------
SIGNATURE GUARANTEE:
PROTECTS YOU AND THE FUNDS FROM FRAUD. IT GUARANTEES THAT
A SIGNATURE IS GENUINE. A GUARANTEE MUST BE
OBTAINED FROM AN ELIGIBLE FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY PUBLIC IS not AN ACCEPTABLE GUARANTEE.
-------------------------------------------------------------------

You may need to provide additional documents to sell Fund shares if you are:

   o a corporation;
   o an executor or administrator;
   o a trustee or custodian; or
   o in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, each Fund reserves the right to:

   o Refuse an exchange request if:
       1. you have exchanged twice from the same fund in any three-month period;
       2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or 3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

   o Refuse any request to buy Fund shares.

   o Reject any request received by telephone.

   o Suspend or terminate telephone services.

   o Reject a signature guarantee that SDC believes may be fraudulent.

   o Close your fund account if its value falls below $500.

   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

   o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record).

   o  Exchange shares between funds.

   o  Change dividend and/or capital gain distribution options.

   o  Change your address.

   o  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

   o  Corporations may not sell Fund shares by phone.

   o  IRAs may only exchange Fund shares or request address changes by phone.

   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.


REINSTATEMENT PRIVILEGE

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the same Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that each Fund's distributions will be primarily capital gains.

--------------------------------
DIVIDEND:
A PAYMENT BY A MUTUAL
FUND, USUALLY DERIVED
FROM THE FUND'S NET INVESTMENT
INCOME (DIVIDENDS AND
INTEREST EARNED ON PORTFOLIO
SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:
A PAYMENT TO MUTUAL FUND
SHAREHOLDERS WHICH
REPRESENTS PROFITS REALIZED
ON THE SALE OF SECURITIES IN
A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:
THE DAY ON WHICH ANY
DECLARED DISTRIBUTIONS
(DIVIDENDS OR CAPITAL GAINS)
ARE DEDUCTED FROM A FUND'S
ASSETS BEFORE IT CALCULATES
ITS NAV.
--------------------------------


You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus, or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY
SPECIALTY
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION FUND
SEEKS CAPITAL APPRECIATION BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF THE COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING
PRIMARILY IN GLOBAL SECURITIES (US AND NON-US) OF COMPANIES IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.

SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS.


SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND
SEEKS GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SMALL COMPANY GROWTH STOCKS.

SELIGMAN SMALL-CAP VALUE FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF SMALL COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF SMALLER COMPANIES AROUND THE WORLD, INCLUDING THE US.


MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND
SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH.


LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND
SEEKS LONG-TERM GROWTH OF CAPITAL VALUE AND AN INCREASE IN FUTURE INCOME.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.

SELIGMAN LARGE-CAP VALUE FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF LARGE COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN COMMON STOCK FUND
SEEKS FAVORABLE, BUT NOT THE HIGHEST, CURRENT INCOME AND LONG-TERM GROWTH OF BOTH INCOME AND CAPITAL, WITHOUT EXPOSING CAPITAL TO UNDUE RISK.

SELIGMAN HENDERSON INTERNATIONAL FUND
SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF MEDIUM- TO LARGE-SIZED COMPANIES, PRIMARILY IN THE DEVELOPED MARKETS OUTSIDE THE US.


BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND
SEEKS HIGH CURRENT INCOME AND IMPROVEMENT IN CAPITAL VALUE OVER THE LONG TERM, CONSISTENT WITH PRUDENT RISK OF CAPITAL.


FIXED-INCOME
INCOME
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND FUND
SEEKS TO MAXIMIZE CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH-YIELDING, HIGH-RISK CORPORATE BONDS, COMMONLY REFERRED TO AS "JUNK BONDS."

SELIGMAN U.S. GOVERNMENT SECURITIES FUND
SEEKS HIGH CURRENT INCOME PRIMARILY BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES GUARANTEED BY THE US GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES, WHICH HAVE MATURITIES GREATER THAN ONE YEAR.


MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND
SEEKS MAXIMUM INCOME, EXEMPT FROM REGULAR FEDERAL INCOME TAXES.

STATE-SPECIFIC FUNDS:*
SEEK TO MAXIMIZE INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES AND FROM REGULAR INCOME TAXES IN THE DESIGNATED STATE.

California        Louisiana          New Jersey
 o High-Yield     Maryland           New York
 o Quality        Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina
* A small portion of income may be subject to state taxes.


MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND
SEEKS TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME, BY INVESTING ONLY IN HIGH-QUALITY MONEY MARKET SECURITIES HAVING A MATURITY OF 90 DAYS OR LESS. THE FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Class C is a new Class, effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.

INTERNATIONAL FUND

                                                                      CLASS A                                CLASS B
                                                        ---------------------------------------      -------------------------
                                                                                                       YEAR ENDED
                                                               YEAR ENDED OCTOBER 31,                  OCTOBER 31,   *4/22/96*
                                                        ---------------------------------------      --------------      TO
                                                        1998     1997     1996    1995     1994       1998     1997   10/31/96
                                                        ----     ----     ----    ----     ----       ----     ----   --------
PER SHARE DATA:(1)
Net asset value, beginning of period ................ $17.92   $17.17   $16.71   $17.67   $15.98     $17.30  $16.74   $17.38
                                                       -----    -----    -----    -----    -----      -----   -----    -----
Income from investment operations:
  Net investment income .............................   0.03    (0.04)    0.05     0.06     0.04      (0.12)  (0.18)   (0.03)
  Net gains or losses on securities
    (both realized and unrealized) ..................   0.62     2.47     1.77    (0.42)    0.91       0.57    2.42    (0.54)
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2) ..   0.40    (0.79)   (0.44)    0.09     1.08       0.40   (0.79)   (0.07)
                                                       -----    -----    -----    -----    -----      -----   -----    -----
Total from investment operations ....................   1.05     1.64     1.38    (0.27)    2.03       0.85    1.45    (0.64)
                                                       -----    -----    -----    -----    -----      -----   -----    -----
Less distributions:
  Dividends (from net income) .......................     --       --       --       --    (0.01)        --      --       --
  Distributions (from capital gains) ................  (1.22)   (0.89)   (0.92)   (0.69)   (0.33)     (1.22)  (0.89)      --
                                                       -----    -----    -----    -----    -----      -----   -----    -----
Total distributions .................................  (1.22)   (0.89)   (0.92)   (0.69)   (0.34)     (1.22)  (0.89)      --
                                                       -----    -----    -----    -----    -----      -----   -----    -----
Net asset value, end of period ...................... $17.75   $17.92   $17.17   $16.71   $17.67     $16.93  $17.30   $16.74
                                                       =====    =====    =====    =====    =====      =====   =====    =====


TOTAL RETURN:                                           6.51%    9.83%    8.43%   (1.24)%  12.85%      5.51%   8.90%   (3.68)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ............$44,122  $46,107  $50,998  $48,763  $62,922     $9,835  $6,350   $2,843
Ratio of expenses to average net assets .............   1.69%    1.78%    1.81%    1.69%    1.63%      2.55%   2.58%    2.66%+
Ratio of net income to average net assets ...........   0.16%   (0.23)%   0.28%    0.35%    0.27%     (0.70)% (1.03)%  (0.35)%+
Portfolio turnover rate .............................  81.37%   83.11%   55.71%   60.70%   39.59%     81.37%  83.11%   55.71%++

-------------------------
See footnotes on page 40.

INTERNATIONAL FUND

                                                                             CLASS D
                                                      ----------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                      ----------------------------------------------------
                                                      1998        1997        1996       1995        1994
                                                      ----        ----        ----       ----        ----
PER SHARE DATA:(1)
Net asset value, beginning of period ..............  $17.30      $16.74      $16.43     $17.53      $15.96
                                                      -----       -----       -----      -----       -----
Income from investment operations:
  Net investment income ...........................   (0.12)      (0.18)      (0.08)     (0.07)      (0.09)
  Net gains or losses on securities
    (both realized and unrealized) ................    0.57        2.42        1.75      (0.43)       0.91
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2).    0.40       (0.79)      (0.44)      0.09        1.08
                                                      -----       -----       -----      -----       -----
Total from investment operations ..................    0.85        1.45        1.23      (0.41)       1.90
                                                      -----       -----       -----      -----       -----
Less Distributions:
  Dividends (from net income) .....................      --          --          --         --          --
  Distributions (from capital gains) ..............   (1.22)      (0.89)      (0.92)     (0.69)      (0.33)
                                                      -----       -----       -----      -----       -----
Total distributions ...............................   (1.22)      (0.89)      (0.92)     (0.69)      (0.33)
                                                      -----       -----       -----      -----       -----
Net asset value, end of period ....................  $16.93      $17.30      $16.74     $16.43      $17.53
                                                      =====       =====       =====      =====       =====

TOTAL RETURN:                                          5.51%       8.90%       7.62%     (2.08)%     12.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......... $37,485     $40,977     $47,917    $31,273     $19,903
Ratio of expenses to average net assets ...........    2.55%       2.58%       2.64%      2.50%       2.50%
Ratio of net income to average net assets .........   (0.70)%     (1.03)%     (0.47)%    (0.44)%     (0.53)%
Portfolio turnover rate ...........................   81.37%      83.11%      55.71%     60.70%      39.59%
Without expense reimbursement and/or
  management fee waiver:(3)
  Ratios:
  Expenses to average net assets ..................                                       2.62%       2.67%
  Net investment income to average net assets .....                                      (0.56)%     (0.70)%

------------------------
See footnotes on page 40.

EMERGING MARKETS GROWTH  FUND

                                                                    CLASS A                            CLASS B
                                                         -------------------------------    -------------------------------
                                                            YEAR ENDED          5/28/96*       YEAR ENDED        *5/28/96*
                                                            OCTOBER 31,           TO           OCTOBER 31,           TO
                                                         --------------                     --------------
                                                         1998       1997      10/31/96      1998       1997      10/31/96
                                                         -----      -----     --------      -----      -----     --------
PER SHARE DATA:(1)
Net asset value, beginning of period ...............   $ 7.34      $ 6.78      $ 7.14      $7.27      $ 6.76      $ 7.14
                                                        -----       -----       -----      -----       -----       -----
Income from investment operations:
  Net investment income ............................    (0.01)      (0.05)      (0.02)     (0.06)      (0.11)      (0.04)
  Net gains or losses on securities
    (both realized and unrealized) .................    (2.00)       1.05       (0.25)     (1.97)       1.06       (0.25)
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2) .    (0.15)      (0.44)      (0.09)     (0.15)      (0.44)      (0.09)
                                                        -----       -----       -----      -----       -----       -----
Total from investment operations ...................    (2.16)       0.56       (0.36)     (2.18)       0.51       (0.38)
                                                        -----       -----       -----      -----       -----       -----
Less distributions:
  Distributions ....................................       --          --          --         --          --          --
                                                        -----       -----       -----      -----       -----       -----
Total distributions ................................       --          --          --         --          --          --
                                                        -----       -----       -----      -----       -----       -----
Net asset value, end of period .....................   $ 5.18      $ 7.34      $ 6.78     $ 5.09      $ 7.27      $ 6.76
                                                        =====       =====       =====      =====       =====       =====

TOTAL RETURN:                                          (29.43)%      8.26%      (5.04)%   (29.99)%      7.54%      (5.32)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...........  $24,294     $44,061     $19,864     $16,031    $28,819     $10,541
Ratio of expenses to average net assets ............     2.22%       2.27%       2.22%+     2.99%       3.04%       3.00%+
Ratio of net income to average net assets ..........    (0.12)%     (0.56)%     (0.69)%+   (0.89)%     (1.33)%     (1.47)%+
Portfolio turnover rate ............................    94.09%      84.09%      12.24%     94.09%      84.09%      12.24%
Without expense reimbursement and/or
  management fee waiver:(3)
  Ratios:
  Expenses to average net assets ...................                             3.02%+                             3.80%+
  Net investment income to average net assets ......                            (1.49)%+                           (2.27)%+



                                                                 CLASS D
                                                       ------------------------------
                                                         YEAR ENDED        *5/28/96*
                                                         OCTOBER 31,          TO
                                                       --------------
                                                       1998       1997      10/31/96
                                                       -----      -----     --------
PER SHARE DATA:(1)
Net asset value, beginning of period ...............  $ 7.27      $ 6.76      $ 7.14
                                                       -----       -----       -----
Income from investment operations:
  Net investment income ............................   (0.06)      (0.11)      (0.04)
  Net gains or losses on securities
    (both realized and unrealized) .................   (1.97)       1.06       (0.25)
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2) .   (0.15)      (0.44)      (0.09)
                                                       -----       -----       -----
Total from investment operations ...................   (2.18)       0.51       (0.38)
                                                       -----       -----       -----
Less Distributions:
  Distributions ....................................      --           --           --
                                                       -----       -----       -----
Total distributions ................................      --           --           --
                                                       -----       -----       -----
Net asset value, end of period .....................  $ 5.09      $ 7.27      $ 6.76
                                                       =====       =====       =====

TOTAL RETURN:                                         (29.99)%      7.54%      (5.32)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........... $13,667     $31,259     $13,664
Ratio of expenses to average net assets ............    2.99%       3.04%       3.00%+
Ratio of net income to average net assets ..........   (0.89%)     (1.33)%     (1.47)%+
Portfolio turnover rate ............................   94.09%      84.09%      12.24%
Without expense reimbursement and/or
  management fee waiver:(3)
  Ratios:
  Expenses to average net assets ...................                            3.80%+
  Net investment income to average net assets ......                           (2.27)%+

-------------------------
See footnotes on page 40.

GLOBAL GROWTH OPPORTUNITIES FUND

                                                                   CLASS A                            CLASS B
                                                       -------------------------------    -------------------------------
                                                           YEAR ENDED          11/1/95*       YEAR ENDED        *4/22/96*
                                                           OCTOBER 31,          TO            OCTOBER 31,          TO
                                                       ---------------                     --------------
                                                        1998       1997      10/31/96      1998       1997      10/31/96
                                                       -----      -----     --------      -----      -----     --------
PER SHARE DATA:(1)
Net asset value, beginning of period ...............   $9.20      $ 8.08      $ 7.14      $9.06      $ 8.02      $ 8.04
                                                       -----       -----       -----      -----       -----       -----
Income from investment operations:
  Net investment income ............................   (0.05)      (0.05)      (0.03)     (0.12)      (0.12)      (0.04)
  Net gains or losses on securities
    (both realized and unrealized) .................    0.81        1.47        1.12       0.80        1.46        0.06
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2) .    0.08       (0.30)      (0.15)     0.08        (0.30)      (0.04)
                                                       -----       -----       -----      -----       -----       -----
Total from investment operations ...................    0.84        1.12        0.94      0.76         1.04       (0.02)
                                                       -----       -----       -----      -----       -----       -----
Less distributions:
  Distributions (from capital gains) ...............   (0.42)         --          --      (0.42)         --          --
                                                       -----       -----       -----      -----       -----       -----
Total distributions ................................   (0.42)         --          --      (0.42)         --          --
                                                       -----       -----       -----      -----       -----       -----
Net asset value, end of period .....................   $9.62      $ 9.20      $ 8.08      $9.40      $ 9.06      $ 8.02
                                                       =====       =====       =====      =====       =====       =====


TOTAL RETURN:                                           9.52%      13.86%      13.17%      8.76%      12.97%      (0.25)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........... $97,947    $109,060    $107,509     $21,930    $19,311      $9,257
Ratio of expenses to average net assets ............    1.68%       1.69%       1.91%      2.44%       2.45%       2.53%+
Ratio of net income to average net assets ..........   (0.48)%     (0.59)%     (0.53)%    (1.24)%     (1.35)%     (1.13)%+
Portfolio turnover rate ............................   45.43%      79.32%      31.44%     45.43%      79.32%      31.44%++





                                                                   CLASS D
                                                       -------------------------------
                                                          YEAR ENDED        *11/1/95*
                                                          OCTOBER 31,          TO
                                                       -----------------
                                                        1998       1997      10/31/96
                                                       -----      -----     --------
PER SHARE DATA:(1)
Net asset value, beginning of period ...............   $9.06      $ 8.02      $ 7.14
                                                       -----       -----       -----
Income from investment operations:
  Net investment income ............................   (0.12)      (0.12)      (0.09)
  Net gains or losses on securities
    (both realized and unrealized) .................    0.80        1.46        1.12
  Net gains or losses on foreign currency
    transactions (both realized and unrealized)(2) .    0.08       (0.30)      (0.15)
                                                       -----       -----       -----
Total from investment operations ...................    0.76        1.04        0.88
                                                       -----       -----       -----
Less Distributions:
  Distributions (from capital gains) ...............   (0.42)         --          --
                                                       -----       -----       -----
Total distributions ................................   (0.42)         --          --
                                                       -----       -----       -----
Net asset value, end of period .....................   $9.40      $ 9.06      $ 8.02
                                                       =====       =====       =====

TOTAL RETURN:                                           8.76%      12.97%      12.33%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ........... $64,443     $64,300     $53,540
Ratio of expenses to average net assets ............    2.44%       2.45%       2.67%
Ratio of net income to average net assets ..........   (1.24)%     (1.35)%     (1.25)%
Portfolio turnover rate ............................   45.43%      79.32%      31.44%

-------------------------
See footnotes on page 40.

GLOBAL SMALLER COMPANIES FUND
                                                                CLASS A                                CLASS B
                                                ----------------------------------------      ------------------------
                                                                                                YEAR ENDED    *4/22/96*
                                                         YEAR ENDED OCTOBER 31,                 OCTOBER 31,      TO
                                                ----------------------------------------      --------------
                                                1998     1997     1996    1995     1994       1998     1997   10/31/96
                                                ----     ----     ----    ----     ----       ----     ----    ------
PER SHARE DATA:(1)
Net asset value,
  beginning of period .....................   $15.62   $15.14   $13.90   $11.93   $ 9.98     $15.04   $14.72   $14.44
                                               -----    -----    -----    -----    -----      -----    -----    -----
Income from investment operations:
  Net investment income ...................    (0.07)      --       --    (0.02)   (0.08)     (0.18)   (0.11)   (0.06)
  Net gains or losses on securities
    (both realized and unrealized) ........    (0.85)    1.61     2.38     2.24     1.57      (0.81)    1.56     0.33
  Net gains or losses on foreign
    currency transactions (both
    realized and unrealized)(2) ...........     0.04    (0.40)   (0.18)    0.08     0.52       0.04    (0.40)    0.01
                                               -----    -----    -----    -----    -----      -----    -----    -----
Total from investment operations ..........    (0.88)    1.21     2.20     2.30     2.01      (0.95)    1.05     0.28
                                               -----    -----    -----    -----    -----      -----    -----    -----
Less distributions:
  Distributions (from capital gains) ......    (0.63)   (0.73)   (0.96)   (0.33)   (0.06)     (0.63)   (0.73)      --
                                               -----    -----    -----    -----    -----      -----    -----    -----
Total distributions .......................    (0.63)   (0.73)   (0.96)   (0.33)   (0.06)     (0.63)   (0.73)      --
                                               -----    -----    -----    -----    -----      -----    -----    -----
Net asset value, end of period ............   $14.11   $15.62   $15.14   $13.90   $11.93     $13.46   $15.04   $14.72
                                               =====    =====    =====    =====    =====      =====    =====    =====

TOTAL RETURN:                                  (5.82)%   8.28%   16.95%   20.10%   20.28%     (6.54)%   7.39%    1.94%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands) ..........................  $374,890 $434,397 $350,359 $102,479  $46,269   $222,496 $247,600 $103,968
Ratio of expenses to
  average net assets ......................     1.65%    1.67%    1.75%    1.83%    1.92%      2,41%    2.43%     2.54%+
Ratio of net income to
  average net assets ......................    (0.45)%   0.02%    0.01%   (0.20)%  (0.77)%    (1.21)%  (0.74)%   (0.80)%+
Portfolio turnover rate ...................    50.81%   57.24%   45.38%   63.05%   62.47%     50.81%   57.24%    45.38%++


                                                                  CLASS D
                                                ----------------------------------------

                                                        YEAR ENDED OCTOBER 31,
                                                ----------------------------------------
                                                1998     1997     1996    1995     1994
                                                ----     ----     ----    ----     ----
PER SHARE DATA:(1)
Net asset value,
  beginning of period .....................   $15.05   $14.72   $13.63   $11.80   $ 9.94
                                               -----    -----    -----    -----    -----
Income from investment operations:
  Net investment income ...................    (0.18)   (0.11)   (0.11)   (0.12)   (0.16)
  Net gains or losses on securities
    (both realized and unrealized) ........    (0.81)    1.57     2.34     2.20     1.57
  Net gains or losses on foreign
    currency transactions (both
    realized and unrealized)(2) ...........     0.04    (0.40)   (0.18)    0.08     0.51
                                               -----    -----    -----    -----    -----
Total from investment operations ..........    (0.95)    1.06     2.05     2.16     1.92
                                               -----    -----    -----    -----    -----
Less Distributions:
  Distributions (from capital gains) ......    (0.63)   (0.73)   (0.96)   (0.33)   (0.06)
                                               -----    -----    -----    -----    -----
Total distributions .......................    (0.63)   (0.73)   (0.96)   (0.33)   (0.06)
                                               -----    -----    -----    -----    -----
Net asset value, end of period ............   $13.47   $15.05   $14.72   $13.63   $11.80
                                               =====    =====    =====    =====    =====

TOTAL RETURN:                                  (6.53)%   7.47%   16.14%   19.11%   19.45%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands) .......................... $272,992  $370,625 $285,477  $85,548  $38,317
Ratio of expenses to
  average net assets ......................     2.41%    2.43%    2.51%    2.61%    2.70%
Ratio of net income to
  average net assets ......................    (1.21)%  (0.74)%  (0.75)%  (0.97)%  (1.53)%
Portfolio turnover rate ...................    50.81%   57.24%   45.38%   63.05%   62.47%

----------
See footnotes on page 40.

GLOBAL TECHNOLOGY FUND

                                                                CLASS A                                CLASS B
                                                ------------------------------------------    ------------------------
                                                                                **5/23/94*      YEAR ENDED    *4/22/96*
                                                       YEAR ENDED OCTOBER 31,       TO          OCTOBER 31,      TO
                                                -------------------------------               --------------
                                                1998     1997     1996    1995   10/31/94     1998     1997   10/31/96
                                                ----     ----     ----    ----    -------     ----     ----    ------
PER SHARE DATA:(1)
Net asset value,
  beginning of period .....................   $15.14   $11.31   $13.05    $ 8.37   $ 7.14     $14.73   $11.09   $11.47
                                               -----    -----    -----     -----    -----      -----    -----    -----
Income from investment operations:
  Net investment income ...................    (0.14)   (0.16)   (0.08)    (0.10)   (0.01)     (0.23)   (0.26)   (0.08)
  Net gains or losses on securities
    (both realized and unrealized) ........     0.01     4.06    (0.92)     4.90     1.08       0.01     3.97    (0.39)
  Net gains or losses on foreign
    currency transactions (both
    realized and unrealized)(2) ...........     0.06    (0.07)    0.05     (0.05)    0.16       0.06    (0.07)    0.09
                                               -----    -----    -----     -----    -----      -----    -----    -----
Total from investment operations ..........    (0.07)    3.83    (0.95)     4.75     1.23      (0.16)    3.64    (0.38)
                                               -----    -----    -----     -----    -----      -----    -----    -----
Less distributions:
  Dividends (from net income) .............       --       --    (0.02)       --       --         --       --       --
  Distributions (from capital gains) ......    (2.59)      --    (0.77)    (0.07)      --      (2.59)      --       --
                                               -----    -----    -----     -----    -----      -----    -----    -----
Total distributions .......................    (2.59)      --    (0.79)    (0.07)      --      (2.59)      --       --
                                               -----    -----    -----     -----    -----      -----    -----    -----
Net asset value, end of period ............   $12.48   $15.14   $11.31    $13.05   $ 8.37     $11.98   $14.73   $11.09
                                               =====    =====    =====     =====    =====      =====    =====    =====

TOTAL RETURN:                                  (0.79)%  33.86%   (7.33)%   57.31%   17.23%     (1.55)%  32.82%   (3.31)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands) .......................... $475,951  $583,257  $499,858 $447,732  $50,719    $58,575  $53,046  $18,840
Ratio of expenses to
  average net assets ......................     1.67%    1.67%    1.75%     1.91%    2.00%+     2.43%    2.42%    2.51%+
Ratio of net income to
  average net assets ......................    (1.04)%  (1.10)%  (0.74)%   (0.89)%  (0.45)%+   (1.80)%  (1.85)%  (1.40)%+
Portfolio turnover rate ...................    87.55%   94.06%   73.00%    87.42    29.20%     87.55%   94.06%   73.00%++
Without expense reimbursement
  and/or management fee waiver:(3)
  Ratios:
  Expenses to average net assets ..........                                          2.18%+
  Net investment income to
    average net assets ....................                                         (0.63)%+

------------------------
See footnotes on page 40.

GLOBAL TECHNOLOGY FUND

                                                               CLASS D
                                                ------------------------------------------
                                                                                **5/23/94*
                                                       YEAR ENDED OCTOBER 31,       TO
                                                -------------------------------
                                                1998     1997      1996    1995   10/31/94
                                                ----     ----      ----    ----    -------
PER SHARE DATA:(1)
Net asset value,
  beginning of period .....................   $14.73    $11.09    $12.89   $ 8.34   $ 7.14
                                               -----     -----     -----    -----    -----
Income from investment operations:
  Net investment income ...................    (0.23)    (0.26)    (0.17)   (0.18)   (0.04)
  Net gains or losses on securities
    (both realized and unrealized) ........    (0.01)     3.97     (0.91)    4.85     1.08
  Net gains or losses on foreign
    currency transactions (both
    realized and unrealized)(2) ...........     0.06     (0.07)     0.05    (0.05)    0.16
                                               -----     -----     -----    -----    -----
Total from investment operations ..........    (0.18)     3.64     (1.03)    4.62     1.20
                                               -----     -----     -----    -----    -----
Less Distributions:
  Distributions (from capital gains) ......    (2.59)       --     (0.77)   (0.07)      --
                                               -----     -----     -----    -----    -----
Total distributions .......................    (2.59)       --     (0.77)   (0.07)      --
                                               -----     -----     -----    -----    -----
Net asset value, end of period ............   $11.96    $14.73    $11.09   $12.89   $ 8.34
                                               =====     =====     =====    =====    =====

TOTAL RETURN:                                  (1.70)%   32.82%    (8.07)%  55.95%   16.81%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands) .......................... $184,032  $232,882  $197,412 $161,622   $6,499
Ratio of expenses to
  average net assets ......................     2.43%    2.42%    2.52%      2.66%    2.75%+
Ratio of net income to
  average net assets ......................    (1.80)%  (1.85)%  (1.50)%    (1.63)%  (1.22)%+
Portfolio turnover rate ...................    87.55%   94.06%   73.00%     87.42%   29.20%
Without expense reimbursement
  and/or management fee waiver:(3)
  Ratios:
  Expenses to average net assets ..........                                           3.36%+
  Net investment income to
    average net assets ....................                                          (1.83)%+

--------------------------------
(1) Per share amounts are calculated based on average shares outstanding.
(2) The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.
(3) Seligman and Seligman Henderson Co., at their discretion, waived a portion of their fees and, in some cases, Seligman Henderson Co. reimbursed certain expenses for the periods presented.
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended October 31, 1996.

HOW TO CONTACT US

THE FUND                      Write:       Corporate Communications/
                                           Investor Relations Department
                                           J. & W. Seligman & Co. Incorporated
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 221-7844 in the US or
                                           (212) 850-1864 outside the US

                              Website:     http://www.seligman.com



YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:       Shareholder Services Department
                                           Seligman Data Corp.
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 221-2450 in the US or
                                           (212) 682-7600 outside the US

                              Website:     http://www.seligman.com



YOUR RETIREMENT
ACCOUNT                       Write:       Retirement Plan Services
                                           Seligman Data Corp.
                                           100 Park Avenue, New York, NY 10017

                              Phone:       Toll-Free (800) 445-1777

--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT EACH FUND'S INVESTMENTS. IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED EACH FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.
--------------------------------------------------------------------------------




                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                 [LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

Information about the Funds, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Funds are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-6485

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                      Seligman Henderson International Fund
                 Seligman Henderson Emerging Markets Growth Fund
               Seligman Henderson Global Growth Opportunities Fund
                Seligman Henderson Global Smaller Companies Fund
                    Seligman Henderson Global Technology Fund



                       Statement of Additional Information

                                  June 1, 1999



                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Henderson Global Fund Series, Inc., dated June 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Funds at the above address or telephone numbers.


The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

Fund History ...............................................................   2
Description of the Funds and Their Investments and Risks ...................   2
Management of the Funds ....................................................  10
Control Persons and Principal Holders of Securities.........................  16
Investment Advisory and Other Services .....................................  17
Brokerage Allocation and Other Practices ...................................  25
Capital Stock and Other Securities .........................................  26
Purchase, Redemption, and Pricing of Shares ................................  26
Taxation of the Funds ......................................................  32
Underwriters................................................................  34
Calculation of Performance Data ............................................  37
Financial Statements........................................................  42
General Information.........................................................  42
Appendix A .................................................................  43
Appendix B..................................................................  46
Appendix C..................................................................  48




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                                  Fund History

Seligman Henderson Global Fund Series, Inc. was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to its present name on May 25, 1993.


            Description of the Funds and Their Investments and Risks

Classification

Seligman Henderson Global Fund Series, Inc. is a diversified, open-end management investment company, or mutual fund. It consists of five separate and distinct series, or funds:

Seligman Henderson International Fund (International Fund) Seligman Henderson Emerging Markets Growth Fund (Emerging Markets Growth Fund) Seligman Henderson Global Growth Opportunities Fund (Global Growth Opportunities Fund) Seligman Henderson Global Smaller Companies Fund (Global Smaller Companies Fund) Seligman Henderson Global Technology Fund (Global Technology Fund)

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

General. In allocating each Fund's investments among geographic regions and individual countries, the investment manager will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 25% of its assets in preferred stock and debt securities. A Fund that invests "primarily" in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when the investment manager believes that such income will favorably influence the market value of a security in light of each Fund's objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Growth Fund, will invest only in "investment grade" debt securities or, in the case of unrated securities, debt securities that are, in the opinion of the investment manager, of equivalent quality to "investment grade" securities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Service (S&P). Securities rated within the highest of the four investment grade categories (i.e., Aaa by Moody's and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Growth Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, deemed by the investment manager to be of comparable quality. The Emerging Markets Growth Fund will not invest in debt securities rated lower than C by Moody's or C by S&P or, if unrated, deemed by the investment manager to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. (Appendix A to the Statement of Additional Information contains a description of these rating categories.) Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

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Each Fund may invest in securities represented by European Depositary Receipts
(EDRs), American Depositary Receipts (ADRs) and Global Depositary Receipts
(GDRs) (collectively, Depositary Receipts). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund's investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other, although markets in certain regions tend to move in the same direction. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund's entire investment portfolio. Of course, a decline in the value of a Fund's investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund's foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and

                                       3

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currency rates and reserves; and its government's policies towards the
International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Smaller Company Investment Risk Factors. The investment manager believes that smaller companies generally have greater earnings and sales growth potential than larger companies. However, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited

                                       4

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financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Derivatives. Each Fund may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Funds' Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund's investment objective, and the risks associated with the investment. The only types of derivatives in which each Fund is currently permitted to invest are forward foreign currency exchange contracts, stock purchase rights and warrants, and put options.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

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At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund's investment restrictions regarding such securities.

A Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American

                                       6

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Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Put Options. Each Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. A Fund will not purchase options for speculative purposes.

Purchasing a put option gives a Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Fund would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

A Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to purchase options even when they are available. A Fund's ability to engage in option transactions may be limited by tax considerations.

Other Investment Companies. Certain emerging markets have restrictions that preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment is permitted in certain emerging markets through governmentally authorized investment vehicles or companies, including closed-end investment companies, which may be acquired at prices in excess of their net asset values. In accordance with the 1940 Act, each Fund may invest up to 10% of its assets in shares of other investment companies. If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

Short Sales. Each Fund may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Repurchase Agreements. Each Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreement will at all times be fully collateralized.

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Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933
Act)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and, the Funds' Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 5% of each Fund's total assets (except the Emerging Markets Growth Fund, where such borrowings will not exceed 10% of the Fund's total assets) and will be made at prevailing interest rates. Each Fund's borrowings are limited so that immediately after such borrowing the value of its assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Fund, for any reason, have borrowings that do not meet the above test, that Fund must reduce its borrowings so as to meet the foregoing test within three business days. Under these circumstances, a Fund may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Fund's shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Fund could decrease faster than if there had been no borrowings.

Lending of Portfolio Securities. Each Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to a Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividend or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by a Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, a Fund's investment strategies are not fundamental and the Funds, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

                                       8

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Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, each Fund may not:

1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the US Government, its agencies or instrumentalities).

3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.

4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.

5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended, and other applicable law or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors.

6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of its total assets.

8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% (10% for Emerging Markets Growth Fund) of its total assets, as described above.

9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

10.  Invest in companies for the purpose of exercising control or management.

11. Underwrite securities of other issuers except to the extent that a Fund may be deemed an underwriter when purchasing or selling portfolio securities.

12. Purchase or retain securities of any issuer (other than the shares of the Fund) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the investment manager or subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

14.  Make short sales except short sales against-the-box.

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Each Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Temporary Defensive Position


In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.


Portfolio Turnover

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds' portfolio turnover rates for the fiscal years ended October 31, 1998 and 1997 were:

     Fund                                               1998            1997
     ----                                               ----            ----
     International Fund                                81.37%          83.11%
     Emerging Markets Growth Fund                      94.09           84.09
     Global Growth Opportunities Fund                  45.43           79.32
     Global Smaller Companies Fund                     50.81           57.24
     Global Technology Fund                            87.55           94.06

                             Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Directors and officers of the Funds, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Funds, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

         Name,                                                        Principal
      (Age) and                  Position(s) Held                Occupation(s) During
       Address                      With Fund                        Past 5 Years
      ---------                  ----------------                --------------------

      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
          (61)                   Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc, Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; and Director, Seligman Data Corp.,
                                                                 Kerr-McGee Corporation, diversified energy company.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

      Brian T. Zino*             Director, President and         Director and President, J. & W. Seligman & Co.
          (46)                   Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute and Director, ICI
                                                                 Mutual Insurance Company; Seligman Advisors, Inc.,
                                                                 and Seligman Services, Inc.


      Richard R. Schmaltz*       Director and Member of the      Director and Managing Director, Director of
          (58)                   Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies (except Seligman Cash Management Fund, Inc.);
                                                                 Director, Seligman Henderson Co., and Trustee Emeritus of
                                                                 Colby College. Formerly, Director, Investment Research at
                                                                 Neuberger & Berman from May 1993 to September 1996.

      John R. Galvin             Director                        Dean, Fletcher School of Law and Diplomacy at Tufts
          (69)                                                   University; Director or Trustee, the Seligman Group
      Tufts University                                           of investment companies; Chairman Emeritus, American
      Packard Avenue,                                            Council on Germany; Governor of the Center for
      Medford, MA 02155                                          Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analysis.  Formerly, Director,
                                                                 USLIFE Corporation, life insurance; Ambassador, U.S.
                                                                 State Department for negotiations in Bosnia;
                                                                 Distinguished Policy Analyst at Ohio State University
                                                                 and Olin Distinguished Professor of National Security
                                                                 Studies at the United States Military Academy.  From
                                                                 June 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

                                       11


         Name,                                                        Principal
      (Age) and                  Position(s) Held                Occupation(s) During
       Address                      with Fund                       Past 5 Years
      ---------                  ----------------                --------------------
      Alice S. Ilchman           Director                        Retired President, Sarah Lawrence College; Director
          (64)                                                   or Trustee, the Seligman Group of investment
      18 Highland Circle                                         companies; Trustee, the Committee for Economic
      Bronxville, NY 10708                                       Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic organization;
                                                                 and Director, New York Telephone Company and International
                                                                 Research and Exchange Board, intellectual exchanges.

      Frank A. McPherson         Director                        Retired Chairman and Chief Executive Officer of
          (66)                                                   Kerr-McGee Corporation; Director or Trustee, the
      123 Robert S. Kerr Ave.                                    Seligman Group of investment companies; Director,
      Oklahoma City, OK 73112                                    Kimberly-Clark Corporation, consumer products; Bank
                                                                 of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical
                                                                 Research Foundation; and National Boys and Girls Clubs of
                                                                 America; and Member of the Business Roundtable and National
                                                                 Petroleum Council. Formerly, Chairman, Oklahoma City Public
                                                                 Schools Foundation; and Director, Federal Reserve System's
                                                                 Kansas City Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

      John E. Merow              Director                        Retired Chairman and Senior Partner, Sullivan &
          (69)                                                   Cromwell, law firm; Director or Trustee, the Seligman
      125 Broad Street,                                          Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and New York Presbyterian
                                                                 Healthcare Network, Inc.; Vice-Chairman, the U.S.-New
                                                                 Zealand Council; and Member of the American Law Institute
                                                                 and Council on Foreign Relations.

      Betsy S. Michel            Director                        Attorney; Director or Trustee, the Seligman Group of
          (56)                                                   investment companies; Trustee, The Geraldine R. Dodge
      P.O. Box 449                                               Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).


         Name,                                                        Principal
      (Age) and                  Position(s) Held                Occupation(s) During
       Address                       With Fund                      Past 5 Years
      ---------                  ----------------                --------------------
      James C. Pitney            Director                        Retired Partner, Pitney, Hardin, Kipp & Szuch, law
          (72)                                                   firm; Director or Trustee, the Seligman Group of
      Park Avenue at Morris                                      investment companies.  Formerly, Director, Public
      County, P.O. Box 1945,                                     Service Enterprise Group, public utility.
      Morristown, NJ 07962

      James Q. Riordan           Director                        Director or Trustee, the Seligman Group of investment
          (71)                                                   companies; Director, The Houston Exploration Company;
      675 Third Avenue,                                          The Brooklyn Museum, KeySpan Energy Corporation; and
      Suite 3004                                                 Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development. Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

      Robert L. Shafer           Director                        Retired Vice President, Pfizer Inc.; Director or
          (66)                                                   Trustee, the Seligman Group of investment companies.
      96 Evergreen Avenue,                                       Formerly, Director, USLIFE Corporation.
      Rye, NY 10580


      James N. Whitson           Director                        Director and Consultant, Sammons Enterprises, Inc.;
          (64)                                                   Director or Trustee, the Seligman Group of investment
      6606 Forestshire Drive                                     companies; Director, C-SPAN and CommScope, Inc.,
      Dallas, TX 75230                                           manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and Supply
                                                                 Company, piping and other materials.

      Peter Bassett              Vice President and Portfolio    Portfolio Manager, Henderson Investment Management
          (43)                   Manager                         Limited.  He has been a portfolio manager at
                                                                 Henderson plc since December 1992.

      Iain C. Clark              Vice President and Portfolio    Chief Investment Officer, Henderson Investment
          (48)                   Manager                         Management Limited since April 1992.  He has been a
                                                                 Director at Henderson International Limited and Senior
                                                                 Portfolio Manager at Henderson plc, respectively, since
                                                                 April 1985.

      Nitin Mehta                Vice President and Portfolio    Portfolio Manager, Henderson Investment Management
          (38)                   Manager                         Limited.  He has been a portfolio manager at
                                                                 Henderson plc since September 1994. From May 1993 to
                                                                 September 1994, he was Head of Currency Management
                                                                 and Derivatives at Quorum Capital Management.


         Name,                                                        Principal
      (Age) and                  Position(s) Held                Occupation(s) During
       Address                      with Fund                        Past 5 Years
      ---------                  ----------------                --------------------
      Arsen Mrakovcic            Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
          (33)                   Manager                         Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.  Formerly,
                                                                 Vice President, Investment Officer,
                                                                 J. & W. Seligman & Co. Incorporated from
                                                                 January 1995 to January 1996 and Portfolio Assistant,
                                                                 J. & W. Seligman & Co. Incorporated from June 1992 to
                                                                 January 1995.

      Brian Ashford-Russell      Vice President and Portfolio    Portfolio Manager, Henderson Investment Management
          (40)                   Manager                         Limited.  He has been a portfolio manager at
                                                                 Henderson plc since February 1993.

      Marion S. Schultheis       Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
          (45)                   Manager                         Incorporated since May 1998; Vice President and
                                                                 Portfolio Manager, two other open-end investment companies in the Seligman Group of investment companies. Formerly,
                                                                 Managing Director at Chancellor LGT from October 1997 until
                                                                 May 1998; and Senior Portfolio Manager at IDS Advisory Group
                                                                 Inc. from August 1987 until October 1997.

      Paul H. Wick               Vice President and Portfolio    Managing Director and Director, J. & W. Seligman &
          (36)                   Manager                         Co. Incorporated since January 1995 and November
                                                                 1997, respectively; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the Seligman
                                                                 Group of investment companies; Portfolio Manager, Henderson
                                                                 Investment Management Limited. He joined J. & W. Seligman &
                                                                 Co. Incorporated in 1987 as an Associate, Investment
                                                                 Research. Formerly, Vice President, Investment Officer, J. &
                                                                 W. Seligman & Co. Incorporated from April 1993 to November
                                                                 1997.

      Lawrence P. Vogel          Vice President                  Senior Vice President, Finance, J. & W. Seligman &
          (42)                                                   Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies and Seligman Services,
                                                                 Inc.; and Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman
                                                                 Henderson Co.

      Frank J. Nasta             Secretary                       General Counsel, Senior Vice President, Law and
          (34)                                                   Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.


         Name,                                                        Principal
      (Age) and                  Position(s) Held                Occupation(s) During
       Address                      with Fund                        Past 5 Years
      ---------                  ----------------                --------------------
      Thomas G. Rose             Treasurer                       Treasurer, the Seligman Group of investment companies
          (41)                                                   and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Funds for which no market valuation is available, and to elect or appoint officers of the Funds to serve until the next meeting of the Board.

Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                             Pension or           Total Compensation
                                                        Aggregate       Retirement Benefits         From Funds and
           Name and                                   Compensation       Accrued as Part of        Fund Complex Paid
      Position with Fund                             From Funds (1)        Fund Expenses          to Directors (1)(2)
      ------------------                             --------------        -------------          -------------------
William C. Morris, Director and Chairman                 N/A                    N/A                          N/A
Brian T. Zino, Director and President                    N/A                    N/A                          N/A
Richard R. Schmaltz, Director                            N/A                    N/A                          N/A
John R. Galvin, Director                              $6,265.18                 N/A                      $77,000
Alice S. Ilchman, Director                             5,905.83                 N/A                       70,000
Frank A. McPherson, Director                           6,158.78                 N/A                       75,000
John E. Merow, Director                                6,109.93                 N/A                       74,000
Betsy S. Michel, Director                              6,265.18                 N/A                       77,000
James C. Pitney, Director                              6,007.88                 N/A                       72,000
James Q. Riordan, Director                             6,007.88                 N/A                       72,000
Robert L. Shafer, Director                             6,007.88                 N/A                       72,000
James N. Whitson, Director                             6,265.18 (d)             N/A                       77,000 (d)

-----------------------------
(1) For the Fund's fiscal year ended October 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

Seligman Henderson Global Fund Series, Inc. has a compensation arrangement under which outside directors may elect to defer receiving their fees. Seligman Henderson Global Fund Series, Inc. has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds' financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Funds to Mr. Whitson as of October 31, 1998 was $22,159.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $12,364 and $1,501, respectively, as of October 31, 1998.

The Funds may, but are not obligated to, purchase shares of the Seligman Group of investment companies to hedge their obligations in connection with the Deferred Compensation Plan.

Sales Charges

Class A shares of each Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Funds, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to a Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities


Control Persons

As of May 14, 1999, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of May 14, 1999, MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246, owned of record more than 5% of the outstanding shares of a class of the following Funds:

                                                            Percentage of Total
                                                           Outstanding Shares of
      Fund                                   Class         the Class of the Fund
      ----                                   -----         ---------------------
      International Fund                       A                      12.83%
                                               B                      33.41%
                                               D                      32.42%

      Emerging Markets Growth Fund             A                      11%
                                               B                      33.75%
                                               D                      30.99%

      Global Growth Opportunities Fund         A                      34.88%
                                               B                      38.98%
                                               D                      45.07%

      Global Smaller Companies Fund            A                      19.55%
                                               B                      32.03%
                                               D                      44.64%

      Global Technology Fund                   A                      18%
                                               B                      32.57%
                                               D                      28.37%

Management Ownership

As of May 14, 1999, Directors and officers of the Funds as a group owned 3.22% of the Class A shares of the International Fund; 1.73% of the Class A shares of the Emerging Markets Growth Fund; 1.25% of the Class A shares of the Global Growth Opportunities Fund; and less than 1% of the Class A shares of each of the Global Smaller Companies Fund and the Global Technology Fund. As of the same date, no Directors or officers of the Funds owned any Class B or Class D capital stock of any Fund.

                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Funds. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 1.00% per annum of the Fund's average daily net assets for each of the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund. The management fee is equal to 1.25% per annum of the Fund's average daily net assets for the Emerging Markets Growth Fund. The following chart indicates the management fees paid by each Fund as well as the percentage such fees represents of each Fund's average daily net assets for the fiscal years ended October 31, 1998, 1997, and 1996.

                                                  Fiscal                                  % of
                                               Year/Period           Management        Average Daily
      Fund                                        Ended             Fee Paid ($)       Net Assets (%)
      ----                                     -----------          ------------       --------------
      International Fund                         10/31/98                                1.00%
                                                                     $954,634
                                                 10/31/97             993,229            1.00
                                                 10/31/96             963,308            1.00

      Emerging Markets Growth Fund               10/31/98          $1,034,015            1.25%
                                                 10/31/97           1,110,307            1.25
                                                 10/31/96*             66,785**           .45**

      Global Growth Opportunities Fund           10/31/98          $1,982,193            1.00%
                                                 10/31/97           1,903,374            1.00
                                                 10/31/96           1,318,826            1.00

      Global Smaller Companies Fund              10/31/98          $9,995,944            1.00%
                                                 10/31/97           9,494,033            1.00
                                                 10/31/96           4,279,964            1.00

      Global Technology Fund                     10/31/98          $8,247,297            1.00%
                                                 10/31/97           8,488,410            1.00
                                                 10/31/96           7,054,213            1.00

     *    For the period 5/28/96 (commencement of operations) to 10/31/96.

     ** During the period, Seligman and/or Seligman Henderson Co., the prior subadviser, at their discretion, elected to waive a portion of their fees.

Under a Subadvisory Agreement dated July 1, 1998, Henderson Investment Management Limited (HIML) furnishes investment advice, research and assistance with respect to each Fund's non-US investments.

HIML, headquartered in the United Kingdom, was incorporated in 1984 and is a registered investment adviser under the Investment Advisers Act of 1940. HIML is a wholly owned subsidiary of Henderson plc. Henderson plc is a subsidiary of AMP Limited, an Australian life insurance and financial services company. Henderson plc, headquartered in London, is one of the largest money managers in Europe. See Appendix C for further history of Henderson plc.

HIML receives a fee from Seligman, in respect of each Fund, based on the "applicable percentage" of the average monthly assets of such Fund under its supervision. The "applicable percentage" is an annual rate of 0.90% for the period July 1, 1998 to June 30, 1999; 0.70% for the period July 1, 1999 to June 30, 2000; and 0.50% thereafter. The Subadvisory Agreement provides that it will continue until December 31, 1999; and, thereafter, is subject to the annual approval of the Funds' Board of Directors.

Each Fund pays all of its expenses, other than those assumed by Seligman or HIML, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated between each Fund and between the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreements.

The Management Agreement was initially approved by the Board of Directors at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Henderson Global Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter


Seligman Advisors, Inc. (Seligman Advisors), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.


Services Provided by the Investment Manager

Under the Management Agreement, dated March 19, 1992, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman or HIML, regularly advise the Funds with respect to their investments.

Dealer Reallowances


Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Funds, as set forth below:

Class A shares:


                                                                         Regular Dealer
                                Sales Charge        Sales Charge           Reallowance
                                 As a % of          as a % of Net           As a % of
Amount of Purchase           Offering Price(1)     Amount Invested       Offering Price
------------------           -----------------     ---------------       --------------
Less than   $ 50,000                4.75%                4.99%                4.25%
$50,000  -  $ 99,999                4.00                 4.17                 3.50
$100,000  -  $249,999               3.50                 3.63                 3.00
$250,000  -  $499,999               2.50                 2.56                 2.25
$500,000  -  $999,999               2.00                 2.04                 1.75
$1,000,000  and over(2)               0                     0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within eighteen months.


Class C shares:

                                                                         Regular Dealer
                                 Sales Charge       Sales Charge           Reallowance
                                  as a % of         as a % of Net           As a % of
Amount of Purchase            Offering Price(1)    Amount Invested       Offering Price
------------------            -----------------    ---------------       --------------
Less than    $100,000               1.00%                1.01%                1.00%
$100,000  -  $249,999               0.50                 0.50                 0.50
$250,000  -  $1,000,000(2)             0                    0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.


Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For fiscal years ended October 31, 1998, 1997, and 1996, Seligman Services received commissions in the following amounts:


Fund                                          1998            1997         1996
----                                          ----            ----         ----
International Fund                        $  8,971        $  1,009     $  3,204
Emerging Markets Growth Fund                   647           7,957        2,722*
Global Growth Opportunities Fund            10,047           1,921        9,362
Global Smaller Companies Fund               45,438          35,359      137,567
Global Technology Fund                      90,491          38,720      190,014

     *    For the period 5/28/96 (commencement of operations) to 10/31/96.

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying

Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.


Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 1998 was as follows:

                                                    Total          % of Average
      Fund                                        Fees Paid         Net Assets
      ----                                        ---------        ------------
      International Fund                         $   97,702              .21%
      Emerging Markets Growth Fund                   80,916              .23
      Global Growth Opportunities Fund              261,123              .24
      Global Smaller Companies Fund                 982,147              .24
      Global Technology Fund                      1,334,768              .24

Class B


Under its 12b-1 Plan, each Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 1998, was equal to 1% per annum of the average daily net assets of Class B shares, as follows:


      Fund                                          Total Fees Paid
      ----                                          ---------------
      International Fund                               $   84,989
      Emerging Markets Growth Fund                        242,231
      Global Growth Opportunities Fund                    214,020
      Global Smaller Companies Fund                     2,534,097
      Global Technology Fund                              599,016


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The Funds do not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.


Class D


Under its 12b-1 Plan, each Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund in respect of Class D shares for the fiscal year ended October 31, 1998 was equal to 1% per annum of the average daily net assets of Class D shares, as follows:

      Fund                                          Total Fees Paid
      ----                                          ---------------
      International Fund                               $  408,081
      Emerging Markets Growth Fund                        230,636
      Global Growth Opportunities Fund                    675,874
      Global Smaller Companies Fund                     3,401,501
      Global Technology Fund                            2,183,150

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 1998 (the most recent calendar quarter for which such information was reported), Seligman Advisors has incurred the following amounts of unreimbursed expenses in respect of each Fund's Class D shares:

                                            Amount of Unreimbursed
                                            Expenses Incurred with    % of the Net Assets of
                                             Respect to Class D             Class D at
      Fund                                          Shares               October 31, 1998
      ----                                          ------               ----------------
      International Fund                          $ 41,767                     .11%
      Emerging Markets Growth Fund                  16,429                     .12
      Global Growth Opportunities Fund                --                        --
      Global Smaller Companies Fund                714,746                     .26
      Global Technology Fund                        21,862                     .01

If a Fund's 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by each Fund under its 12b-1 Plan for the fiscal year ended October 31, 1998, were spent on the following activities in the following amounts (no Class C shares were outstanding during such fiscal year):


Fund/Class                                               Compensation      Compensation
                                                              to                to                  Other
                                                         Underwriters     Broker/Dealers        Compensation*
                                                         ------------     --------------        -------------
International Fund/Class A                                       --         $   97,702                  --
International Fund/Class B                                  $ 16,882             4,649           $   63,458
International Fund/Class D                                    60,430           347,651                  --

Emerging Markets Growth Fund/Class A                             --         $   80,916                  --
Emerging Markets Growth Fund/Class B                        $ 46,877            15,014           $  180,340
Emerging Markets Growth Fund/Class D                          77,013           153,623                  --

Global Growth Opportunities Fund/Class A                         --         $  261,123                  --
Global Growth Opportunities Fund/Class B                    $ 42,110            12,271           $  159,639
Global Growth Opportunities Fund/Class D                      84,005           591,869                  --

Global Smaller Companies Fund/Class A                            --         $  982,147                  --
Global Smaller Companies Fund/Class B                       $498,374           145,280           $1,890,443
Global Smaller Companies Fund/Class D                        709,878         2,691,623                  --

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

                                        Compensation      Compensation
                                             to                 to                 Other
Fund/Class                              Underwriters      Broker/Dealers        Compensation*
----------                              ------------      --------------        -------------
Global Technology Fund/Class A                   --           $1,334,768                 --
Global Technology Fund/Class B            $  119,146              32,898          $  446,972
Global Technology Fund/Class D               147,575           2,035,575                 --

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan with respect to the International Fund was originally approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (Qualified Directors) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Growth Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Opportunities Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Growth Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund's Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund's Class C shares on June 1, 1999.


The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund's 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Funds shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended October 31, 1998, 1997, and 1996, Seligman Services received distribution and service fees from each Fund pursuant to its 12b-1 Plan as follows:

      Fund                                      1998         1997          1996
      ----                                      ----         ----          ----
      International Fund                    $ 20,727     $ 18,533      $ 15,809
      Emerging Markets Growth Fund             6,219        5,900           568*
      Global Growth Opportunities Fund         2,295        6,876         3,281
      Global Smaller Companies Fund           11,939       45,222        25,474
      Global Technology Fund                  26,484       86,328        36,015

     *    For the period 5/28/96 (commencement of operations) to 10/31/96.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman and HIML will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman or HIML desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or HIML in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

                                               Total Brokerage Commissions Paid
Fund                                      1998               1997               1996
----                                      ----               ----               ----
International Fund                     $  344,771        $  409,545         $  337,391
Emerging Markets Growth Fund              392,683           419,950            151,798*
Global Growth Opportunities Fund          378,349           585,985            635,930
Global Smaller Companies Fund           1,801,953         1,910,979          1,558,525
Global Technology Fund                  1,234,913           936,431          1,072,773

*    For the period 5/28/96 (commencement of operations) to 10/31/96.

Commissions

For the fiscal years ended October 31, 1998, 1997, and 1996, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, HIML, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Funds. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to a Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Funds.

Directed Brokerage

During the Funds' fiscal year ended October 31, 1998, neither the Funds, Seligman, nor HIML directed any of the Funds' brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the Funds' fiscal year ended October 31, 1998, the Funds did not acquire securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock


Seligman Henderson Global Fund Series, Inc. is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series (which represent each of the Funds). Each Fund has four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of a Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. Seligman Henderson Global Fund Series, Inc. has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

Seligman Henderson Global Fund Series, Inc. has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Purchases of Class A shares by a "single person" (as defined belowunder "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Funds' shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.


Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.


Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                        CDSC

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%


Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


Systematic Withdrawals. Class B, Class C, and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.


If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Fund Reorganizations


Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. A Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market maker in such securities. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the shares of each Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at October 31, 1998, (except Class C, which commences operations effective June 1, 1999) the maximum offering price of each Fund's shares is as follows:

                                     Class A

                                                                         Global         Global
                                                         Emerging        Growth        Smaller        Global
                                        International    Markets     Opportunities    Companies     Technology
                                            Fund           Fund           Fund           Fund          Fund
                                            ----           ----           ----           ----          ----
Net asset value per share...........       $17.75         $5.18          $ 9.62        $14.11         $12.48
Maximum sales charge
  (4.75% of offering price).........         0.89          0.26            0.48          0.70           0.62
                                           ------         -----          ------        ------         ------
Offering price to public............       $18.64         $5.44          $10.10        $14.81         $13.10
                                           ======         =====          ======        ======         ======

                                     Class B

                                                                         Global         Global
                                                         Emerging        Growth        Smaller         Global
                                        International    Markets     Opportunities    Companies      Technology
                                            Fund           Fund           Fund           Fund           Fund
                                            ----           ----           ----           ----           ----
Net asset value and
  Offering price per share(2).......       $16.93         $5.09          $ 9.40         $13.46         $11.98
                                           ======         =====          ======         ======         ======

                                     Class D

                                                                         Global         Global
                                                         Emerging        Growth        Smaller         Global
                                        International    Markets     Opportunities    Companies      Technology
                                            Fund           Fund           Fund           Fund           Fund
                                            ----           ----           ----           ----           ----
Net asset value and
  Offering price per share(2).......       $16.93         $5.09          $ 9.40         $13.47         $11.96
                                           ======         =====          ======         ======         ======

------------------------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

(2) Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Funds

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a "regulated investment company" under the Internal Revenue Code. Qualification relieves a Fund of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Each Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Fund expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Fund's dividends or distributions will qualify for the dividends received deduction for corporations.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Fund shares. Individual shareholders will be subject to federal income tax on net capital gain at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.

Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund's common stock.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund whether the foreign taxes paid by such Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Fund.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

Seligman Henderson Global Fund Series, Inc. and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 1998, 1997, and 1996 are shown below, as well as the amounts of Class A sales charges that were retained by Seligman Advisors. No Class C shares of any Fund were issued or outstanding during such fiscal years:


                                      1998
                                      ----

                                                                            Amount of Class A
                                                  Total Sales Charges    Sales Charges Retained
                                                 Paid by Shareholders              by
      Fund                                         On Class A Shares        Seligman Advisors
      ----                                         -----------------        -----------------
      International Fund                             $  117,729                $   13,622
      Emerging Markets Growth Fund                      101,075                    11,459
      Global Growth Opportunities Fund                  176,957                    19,994
      Global Smaller Companies Fund                     848,066                    94,085
      Global Technology Fund                          1,099,378                   121,127

                                      1997
                                      ----

                                                                           Amount of Class A
                                                  Total Sales Charges         Sales Charges
                                                 Paid by Shareholders          Retained by
      Fund                                         On Class A Shares        Seligman Advisors
      ----                                         -----------------        -----------------
      International Fund                             $  152,666                $   17,927
      Emerging Markets Growth Fund                      622,098                    69,894
      Global Growth Opportunities Fund                  403,744                    44,965
      Global Smaller Companies Fund                   3,632,126                   400,220
      Global Technology Fund                          1,923,733                   210,590

                                      1996
                                      ----

                                                                            Amount of Class A
                                                  Total Sales Charges         Sales Charges
                                                 Paid by Shareholders          Retained by
      Fund                                         On Class A Shares        Seligman Advisors
      ----                                         -----------------        -----------------
      International Fund                             $  374,305                $   42,719
      Emerging Markets Growth Fund*                     780,777                    31,761
      Global Growth Opportunities Fund                4,381,479                   201,990
      Global Smaller Companies Fund                   7,309,493                   810,616
      Global Technology Fund                          8,466,372                   930,729

     *    For the period 5/28/96 (commencement of operations) to 10/31/96.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during fiscal year ended October 31, 1998:

                                        Net Underwriting        Compensation on
                                          Discounts and        Redemptions and
                                           Commissions            Repurchases
                                         (Class A Sales      (CDSC on Class A and      Brokerage           Other
Fund                                    Charge Retained)       Class D Retained)      Commissions     Compensation(1)
----                                    ----------------     --------------------     -----------     ---------------
International Fund                         $ 13,622                 $  7,109            $    --             $7,600
Emerging Markets Growth Fund                 11,459                   16,136                 --              8,034
Global Growth Opportunities Fund
                                             19,994                   15,178                 --              8,743
Global Smaller Companies Fund                94,085                  118,278                 --             82,534
Global Technology Fund                      121,127                   42,732                 --             28,886

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plans." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for fiscal year 1998 are reflected in the table.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period April 7, 1992 (inception) through October 31, 1998 for the Class A shares of the International Fund were 1.46%, 6.12% and 9.34%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class A shares of the Emerging Markets Growth Fund were (32.81%) and (14.14%), respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period November 1, 1995 (inception) through October 31, 1998 for the Class A shares of the Global Growth Opportunities Fund were 4.31% and 10.34%, respectively.

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period September 9, 1992 (inception) through October 31, 1998 for the Class A shares of the Global Smaller Companies Fund were (10.30)%, 10.41% and 14.49%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class A shares of the Global Technology Fund were (5.53)% and 18.93%, respectively.

The average annual total returns for each Fund's Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of public offering price, and assuming that all dividends and distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the International Fund were 0.62% and 3.00%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) to October 31, 1998 for the Class B shares of the Emerging Markets Growth Fund were (33.49)% and (14.10)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Growth Opportunities Fund were 3.76% and 7.33%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Smaller Companies Fund were (11.01)% and (0.19)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period April 22, 1996 (inception) to October 31, 1998 for the Class B shares of the Global Technology Fund were (5.62)% and 8.69%, respectively.

The average annual total returns for each Fund's Class B shares were computed by assuming a hypothetical initial investment of $1,000 in Class B shares of the Fund, and assuming that all dividends and distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC.

Class D

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period September 21, 1993 (inception) through October 31, 1998 for the Class D shares of the International Fund were 4.53%, 6.29%, and 7.12%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 28, 1996 (inception) through October 31, 1998 for the Class D shares of the Emerging Markets Growth Fund were (30.69)% and (13.02)%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and the period November 1, 1995 (inception) through October 31, 1998 for the Class D shares of the Global Growth Opportunities Fund were 7.76% and 11.33%, respectively.

The average annual total returns for the one-year and five-year periods ended October 31, 1998 and for the period May 3, 1993 (inception) through October 31, 1998 for Class D shares of the Global Smaller Companies Fund were (7.43)%, 10.66% and 12.77%, respectively.

The average annual total returns for the one-year period ended October 31, 1998 and for the period May 23, 1994 (inception) through October 31, 1998 for the Class D shares of the Global Technology Fund were (2.51)% and 19.25%, respectively.

The average annual total returns for each Fund's Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, and assuming that all dividends and distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one-year period the 1% CDSC, if applicable.

The tables below illustrate the total returns on a $1,000 investment in each of the Fund's Class A, Class B and Class D shares from the commencement of a Fund's operations through October 31, 1998, assuming investment of all dividends and capital gain distributions and deduction of any applicable sales charges or CDSC. Average annual total returns are determined by calculating the annual rate of return required for the initial $1,000 investment to grow to the amount which would have been received upon redemption. (i.e., the average annual compound rate of return).


Class C shares is a new class, effective June 1, 1999, so no performance data is presented.


The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of any Fund today.

                                     Class A

                              Value of          Value of                         Total Value
Fund/Year                      Initial        Capital Gain       Value of             of              Total
Ended (1)                  Investment (2)    Distributions       Dividends      Investment (2)    Return (1)(3)
---------                  --------------    -------------       ---------      --------------    -------------
International Fund
10/31/92                      $   944            $  --            $  --           $   944
10/31/93                        1,268               --                 4            1,272
10/31/94                        1,402                28                5            1,435
10/31/95                        1,326                87                5            1,418
10/31/96                        1,363               169                5            1,537
10/31/97                        1,422               261                5            1,688
10/31/98                        1,409               384                5            1,798              79.79%

Emerging Markets Growth
Fund
10/31/96                      $   904            $  --            $  --           $   904
10/31/97                          979               --               --               979
10/31/98                          691               --               --               691             (30.93)%

Global Growth
Opportunities Fund
10/31/96                      $ 1,077            $  --            $  --           $ 1,077
10/31/97                        1,227               --               --             1,227
10/31/98                        1,282                61              --             1,343              34.35%

Global Smaller Companies
Fund
10/31/92                      $   953            $  --            $  --           $   953
10/31/93                        1,330               --                 3            1,333
10/31/94                        1,591                10                3            1,604
10/31/95                        1,853                69                4            1,926
10/31/96                        2,019               230                4            2,253
10/31/97                        2,083               352                4            2,439
10/31/98                        1,881               412                4            2,297             129.72%

Global Technology Fund
10/31/94                      $ 1,116            $  --            $  --           $ 1,116
10/31/95                        1,740                16              --             1,756
10/31/96                        1,508               116                3            1,627
10/31/97                        2,019               156                3            2,178
10/31/98                        1,664               494                3            2,161             116.06%

                                     Class B
                                     -------

                               Value of          Value of                         Total Value
Fund/Year                      Initial        Capital Gain        Value of             of              Total
Ended (1)                   Investment (2)    Distributions       Dividends      Investment (2)    Return (1)(3)
---------                   --------------    -------------       ---------      --------------    -------------
International Fund
10/31/96                      $    963           $   --           $    --         $   963
10/31/97                           995                54               --           1,049
10/31/98                           945               133               --           1,078               7.75%

Emerging Markets Growth
Fund
10/31/96                      $    947           $   --           $   --          $   947
10/31/97                         1,018               --               --            1,018
10/31/98                           692               --               --              692             (30.85)%

Global Growth
Opportunities Fund
10/31/96                      $    998           $   --           $   --          $   998
10/31/97                         1,127               --               --            1,127
10/31/98                         1,140                56              --            1,196
                                                                                                       19.55%
Global Smaller Companies
Fund
10/31/96                      $  1,019           $   --           $   --          $ 1,019
10/31/97                         1,042               --                53           1,095
10/31/98                           904                43               48             995              (0.48)%

Global Technology Fund
10/31/96                      $    967           $   --           $   --          $   967
10/31/97                         1,284               --               --            1,284
10/31/98                         1,014               220              --            1,234              23.43%

                                     Class D
                                     -------

                                Value of          Value of                          Total Value
Fund/Year                       Initial        Capital Gain        Value of            of              Total
Ended (1)                    Investment (2)    Distributions       Dividends      Investment (2)    Return (1)(3)
---------                    --------------    -------------       ---------      --------------    -------------
International Fund
10/31/93                      $   1,048          $    --          $    --         $  1,048
10/31/94                          1,151                23              --            1,174
10/31/95                          1,079                71              --            1,150
10/31/96                          1,099               138              --            1,237
10/31/97                          1,136               211              --            1,347
10/31/98                          1,112               310              --            1,422             42.16%

Emerging Markets Growth
Fund
10/31/96                      $     947          $    --          $    --         $    947
10/31/97                          1,018               --               --            1,018
10/31/98                            713               --               --              713
                                                                                                      (28.71)%

                                Value of          Value of                          Total Value
Fund/Year                        Initial        Capital Gain        Value of            of              Total
Ended (1)                    Investment (2)    Distributions       Dividends      Investment (2)    Return (1)(3)
---------                    --------------    -------------       ---------      --------------    -------------
Global Growth
Opportunities Fund
10/31/96                      $   1,123          $    --          $    --         $  1,123
10/31/97                          1,269               --               --            1,269
10/31/98                          1,317                63              --            1,350             38.00%

Global Smaller Companies
Fund
10/31/93                      $   1,167          $    --          $    --         $  1,167
10/31/94                          1,385                 9              --            1,394
10/31/95                          1,600                60              --            1,660
10/31/96                          1,728               200              --            1,928
10/31/97                          1,767               305              --            2,072
10/31/98                          1,581               355              --            1,936             93.62%

Global Technology Fund
10/31/94                      $   1,164          $    --          $    --         $  1,168
10/31/95                          1,806                16              --            1,822
10/31/96                          1,554               121              --            1,675
10/31/97                          2,063               161              --            2,224
10/31/98                          1,675               511              --            2,186            118.63%

---------------
(1)   From commencement of operations on:

     Fund                               Class A Shares      Class B Shares          Class D Shares
     ----                               --------------      --------------          --------------
     International Fund                         4/7/92             4/22/96                 9/21/93
     Emerging Markets Growth Fund              5/28/96             5/28/96                 5/28/96
     Global Growth Opportunities Fund          11/1/95             4/22/96                 11/1/95
     Global Smaller Companies Fund              9/9/92             4/22/96                  5/3/93
     Global Technology Fund                    5/23/94             4/22/96                 5/23/94

(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSC, if applicable, and assumes investment of all dividends and capital gain distributions.

(3) "Total Return" for each class of shares of a Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fee effective on that date, which fee if reflected would reduce the performance quoted.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.


From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the

Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. Each Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.


A Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 1998 contains a schedule of the investments of the Funds as of October 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Fund. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the each Fund.

Accountants. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

Moody's Investors Service, Inc.  ("Moody's")
Debt Securities

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's  Rating Service ("S&P")
Debt Securities

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o    Launches Seligman Value Fund, Inc., which currently offers two separate
     Fund: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                   Appendix C

                            HISTORY OF HENDERSON PLC

Henderson plc's origins can be traced back to the year 1872, when its founder, Sir Alexander Henderson, joined the London Stock Exchange. In the years that followed, Sir Alexander and the Henderson brothers began a long tradition of global investing.

 ...Prior to 1900

o    Alexander Henderson joins the London Stock Exchange in 1872.

o Invests in railways in South America and Spain, mining and gold interests in Mexico, Australia, and Chile, and wheat field developments in Canada and the United States.

o    Invests in the Argentine Transandine Railway in 1887.

o    Helps finance the building of Manchester Ship Canal in England in 1887.

o    Launches TR Smaller Companies Investment Trust in 1887.

o    Launches The Bankers Investment Trust in 1888.

o    Launches Electric and General Investment Company in 1890.

o    Launches TR City of London Trust in 1891.

o    Helps finance the building of the Great Central Railway in England in 1894.

o    Alexander Henderson is elected to British Parliament in 1898.

 ...1900-1910

o    Alexander Henderson is knighted in 1902.

o Finances British Central African Company in 1902 to build railways across Africa.

o    Launches TR Property Investment Trust in 1905.

o    Helps establish the National Bank of Turkey in 1909.

o    Establishes Witan Investment Company in 1909.

 ...1910s

o    Alexander Henderson achieves peerage as the first Lord Faringdon in 1916.

o Helps establish The British Trade Corporation in 1917, dedicated to developing international trade for English companies.

 ...1920-1989

o Presides over the 1922 merger of the Great Central Railway with the London and North Eastern Railway.

o Henderson Administration, today Henderson plc, is formally incorporated in 1934.

o Henderson is one of the first United Kingdom investors in Occidental Petroleum in 1959.

o Begins managing a Fund of retail unit trusts in 1974 that are focused on international markets, including Japan, North America, Europe, and the Pacific. Today, Henderson manages 22 retail unit trusts, eight exempt unit trusts, and 20 investment trusts.

o Launches the Luxembourg-based Henderson Horizon Funds in 1983, including European Smaller Companies Fund and Global Bond Fund. Today, Henderson offers 12 Henderson Horizon Funds.

o    Henderson is listed on the London Stock Exchange in 1983.

 ...1990s

o Establishes a joint venture in 1991 with New York-based J. & W. Seligman & Co., known as Seligman Henderson Co., to offer global investment products.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate Funds: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

o Has been the recipient of Micropal's "Best Investment Trust Manager of the Year" award for the years 1994, 1995, and 1996. o In 1998, Henderson plc was acquired by AMP Limited, an Australian life insurance and financial services company.

                                      SELIGMAN
                   ---------------------------
                            SELIGMAN HENDERSON
                      GLOBAL FUND SERIES, INC.

                            INTERNATIONAL FUND

                              EMERGING MARKETS
                                   GROWTH FUND

                                 GLOBAL GROWTH
                            OPPORTUNITIES FUND

                                GLOBAL SMALLER
                                COMPANIES FUND

                        GLOBAL TECHNOLOGY FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

                                    INVESTING
                                AROUND THE WORLD
                                   FOR CAPITAL
                                  APPRECIATION

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS
To the Shareholders                                       1
Market and Economic Overview                              2
Seligman Henderson International Fund:
  Investment Report                                       3
  Performance and Portfolio Overview                      5
  Portfolio of Investments                                8
Seligman Henderson Emerging Markets Growth Fund:
  Investment Report                                      13
  Performance and Portfolio Overview                     15
  Portfolio of Investments                               18
Seligman Henderson Global Growth Opportunities Fund:
  Investment Report                                      23
  Performance and Portfolio Overview                     25
  Portfolio of Investments                               28
Seligman Henderson Global Smaller Companies Fund:
  Investment Report                                      33
  Performance and Portfolio Overview                     35
  Portfolio of Investments                               38
Seligman Henderson Global Technology Fund:
  Investment Report                                      51
  Performance and Portfolio Overview                     53
  Portfolio of Investments                               56
Statements of Assets and Liabilities                     63
Statements of Operations                                 64
Statements of Changes in Net Assets                      65
Notes to Financial Statements                            67
Financial Highlights                                     75
Report of Independent Auditors                           80
Board of Directors                                       81
Proxy Results                                            82
Executive Officers AND For More Information              83
Glossary of Financial Terms                              84
Benchmarks                                               85

TO THE SHAREHOLDERS

We are pleased to provide you with the October 31, 1998, Annual Report for Seligman Henderson Global Fund Series, Inc., which includes the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund. Troubled markets around the world led to losses for all Seligman Henderson Global Funds in the six months ended October 31. These losses caused several Funds to end the fiscal year in negative territory.

While the 1998 fiscal year proved a difficult one for the Funds, the rebound that started in October continued to gain steam in November and into December. Some of the hardest hit asset classes this past summer -- technology and small-company stocks -- recovered the most ground. In turn, the Global Technology Fund and the Global Smaller Companies Fund, both in negative territory as the fiscal year ended, posted substantial gains in recent weeks. The International Fund and the Global Growth Opportunities Fund finished the year with modest gains, despite losses in the second half of the fiscal year, and have also posted gains since October. The Emerging Markets Growth Fund, which had a significant loss for the year, continues to struggle along with emerging markets in general.

Recent market activity indicates that the magnitude of the global financial problems has been recognized and authorities are working to find solutions. Several of the Asian markets first hit by turmoil last year have put stabilizing policies in place; Japan has taken steps toward bank reform; the International Monetary Fund, with the backing of the G7, has made a priority of avoiding a destructive Brazilian devaluation; and interest rates have been lowered in the US and around the world.

Looking ahead, the combination of lower valuations and positive fiscal action have increased the attractiveness of stocks and bonds around the world. While much still needs to be done globally to repair the damage -- especially in the emerging markets of Asia, Brazil, and Russia -- we believe that significant longer-term investment opportunities currently exist, and your investment manager remains committed to the sound principles of long-term investing and global diversification that have successfully stood the test of time.

Currently, virtually all companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. The Seligman investment teams are well aware of the potential ramifications that the Year 2000 issue may have on companies whose securities are held in investment portfolios. As part of each Team's investment process, members seek to identify the preparedness of those firms whose underlying business models leave them susceptible to Y2K problems. The evaluation of a company's Year 2000 readiness has become an increasingly important factor which is considered by our investment teams prior to investing in, disposing of, or continuing to hold, any security.

In addition to monitoring the potential Y2K impact on our investments, we are making sure our firm is in order. J. & W. Seligman & Co. Incorporated has established a team to ensure that your investment and related services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. We are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/WILLIAM C. MORRIS
William C.  Morris
Chairman

                             /s/BRIAN T. ZINO
                                Brian T.  Zino
                                President

December 4, 1998

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

The year ended October 31, 1998, was marked by volatility and a significant divergence between the stock markets and economies of the East and the West. In general, Western stock markets performed well for the year, before falling sharply in mid-July. By contrast, most Asian stock markets fell throughout the year before showing recent signs of a tentative recovery. The economic background has been one of steadily deteriorating conditions as a financial crisis initially limited to a few Asian countries spread throughout other regions, culminating in the collapse of the Russian economy. Few countries were left unscathed.


UNITED STATES

During the economic and market turmoil elsewhere, the US economy continued to make good progress, although there has been some recent evidence of a slowing. Corporate profits in the US initially held up well, but expectations declined steadily throughout the year. For the third quarter of 1998, corporate profits actually fell. Against this background, bond yields continued to hit new lows, with the 30-year bond at one point yielding below 5%. The subsequent turmoil in credit markets has been a major catalyst for the Federal Reserve's three interest-rate cuts since September.


UNITED KINGDOM

The UK economy has recently begun to contract. The problems in the manufacturing sector have now appeared in the consumer sector. Growth expectations for this year and next have been significantly reduced, and corporate profits have come under increasing pressure. More recently, the Monetary Policy Committee has cut short-term interest rates, leading to a much needed decline in sterling. In this negative environment, the UK market has generally underperformed other Western markets.


CONTINENTAL EUROPE

In general, the performance of Continental European economies has been positive. In particular, some of the peripheral economies have seen strong growth. However, there are increasing signs that the problems in Asia are starting to have a negative impact. Monetary policy has generally been on hold in the core economies in advance of the introduction of the European Central Bank (ECB). However, in the peripheral markets, interest rates are converging at the lower levels of the core economies.

In the early part of 1998, European markets were booming. A favorable economic background, positive earnings surprises, and abundant liquidity all helped to generate strong returns. However, stock markets corrected sharply in July and have since been slow to recover. As elsewhere, European growth expectations for next year have been declining, but less so compared to other regions.


JAPAN

The economic background in Japan continued to deteriorate throughout the year. The economy itself is clearly in recession. The government continues to announce fiscal spending measures, thus far with little impact. During the year, the financial crisis continued to worsen, with the government having to nationalize one of the leading banks, although the authorities have promised to provide enough cash to support the banking system. The Japanese market generally declined over the period. Recently, however, it has shown signs of stabilizing.


PACIFIC REGION

The situation in the Pacific Region remained dreadful for most of the year, with recessions in virtually all major economies. Lately, there have been signs that conditions are at least not getting any worse, and the Chinese economy has continued to move forward, helping to support the rest of the region. Considerable problems still remain, but it may be that the worst is now behind us. In recent months, stock markets have recovered quite strongly, particularly in Thailand and South Korea. There have also been signs of stabilization in currency markets.


EMERGING MARKETS (EX-PACIFIC)

In the early part of the year, both Latin America and emerging European markets held up reasonably well, but as the depth of the Russian crisis became apparent, most of these markets fell sharply. Growth everywhere is slowing down, particularly in Latin America.


SUMMARY

Overall, world economic growth has slowed steadily throughout the year and forecasts for next year suggest growth in the Organization for Economic Cooperation and Development (OECD) is likely to be the weakest in many years. This will negatively impact profits at a time when stock market valuations are still high. It does appear that Western authorities have realized the seriousness of the situation. There has been a significant lowering of interest rates almost everywhere in the last three months. However, inflation continues to decline virtually everywhere and the worry now is that lower inflation may turn into deflation.

Cuts in interest rates should keep the world economy out of global recession next year, but there remain considerable risks on the downside. Stock markets have recovered from their worst position, but confidence remains fragile. Provided the authorities stay vigilant, stock markets can make some progress next year, but the route may be challenging. Please note, all stock market returns quoted in the following Investment Reports are in US dollar terms.

INVESTMENT REPORT
SELIGMAN HENDERSON INTERNATIONAL FUND

PERFORMANCE REVIEW

The year ended October 31, 1998, was characterized by great volatility. In the first half of the year, international equity markets went from strength to strength, reaching record highs during the month of July. It then became evident that the effects of the Asian economic crisis were finally beginning to be felt around the world, and equities sold off on fears of a global crisis. However, this setback did not last long, and stock markets around the globe rallied sharply from their low point on October 5, 1998, as world leaders worked quickly to avert the crisis and restore confidence by lowering interest rates.

Within this context, the Fund posted a 6.51% total return for the year based on the net asset value of Class A shares, outpacing the 3.99% total return of its peer group, as measured by the Lipper International Funds Average. The return of the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, was 9.95% for the same period.


PORTFOLIO STRATEGY

UNITED KINGDOM

o The UK followed the fortunes of the rest of world markets over the period, falling dramatically following July highs, but ending the Fund's fiscal year on a better note. As in other regions, banks were negatively impacted and concerns about exposure to emerging market debt arose over the sector as a whole. There has been a period of earnings downgrades and profit warnings across the board. Economic data reported in October added to the gloomy picture, indicating that the UK economy is slowing.

   THROUGHOUT THE YEAR, THE FUND MAINTAINED A BENCHMARK-NEUTRAL WEIGHTING IN THE UK AS WE VIEWED THE UK AS A DEFENSIVE ALTERNATIVE COMPARED TO THE REST OF THE WORLD. THIS MARKET HAS HELD UP RELATIVELY WELL, CONSIDERING THE TURMOIL AND VOLATILITY IN WORLD MARKETS. WHILE THE ECONOMY HAS RECENTLY BEGUN TO SLOW, THERE HAS BEEN A CUT IN INTEREST RATES, WITH FURTHER RATE CUTS EXPECTED. THIS FITS IN WITH THE PREDICTED "SOFT LANDING" SCENARIO, RATHER THAN A HARSH FALL INTO RECESSION.

CONTINENTAL EUROPE

o In Continental Europe, markets have fallen from previous highs, but still ended the year up an impressive 27%. Economic growth for the region, though dented, should still prove the most resilient in the world. Although expectations for earnings have been revised lower, the many positive trends that have made Continental Europe an attractive equity environment are still intact and should produce strong gains over the next twelve months. European Monetary Union (EMU) will begin in January 1999 and will result in lower interest rates and low inflation. In addition, the pace of corporate restructuring should not slow as companies strive to boost profitability and shareholder returns.

THE FUND WAS OVERWEIGHTED IN THE CONTINENTAL EUROPEAN EQUITY MARKETS DURING THE PAST YEAR. LOWER INTEREST RATES, CORPORATE RESTRUCTURING, THE ANTICIPATION OF


                                [PHOTO OMITTED]

INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN C. CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON


FUND OBJECTIVE

Seligman Henderson International Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

   EMU, AND STRONG FORECASTED EARNINGS GROWTH HELPED TO LIFT STOCK PRICES HIGHER IN THE FIRST HALF OF 1998, OUTPERFORMING MOST OTHER REGIONAL MARKETS.
   DESPITE THE RECENT GLOBAL EQUITY MARKET CORRECTION, THE FUND WILL LIKELY MAINTAIN ITS REGIONAL OVERWEIGHTING AS WE ANTICIPATE FURTHER STRONG GAINS IN TELECOMMUNICATIONS, FINANCIALS (ESPECIALLY INSURERS), UTILITIES, AND RETAILING.

JAPAN

o The Japanese market finished the year down 14.3% in US dollar terms, due mainly to fears about the economy and the ailing banking system. Economic data provided supporting evidence that the economy is in fact in a period of recession. Following the resignation of Prime Minister Hashimoto in July, there was a period of optimism that the new premier, Mr. Obuchi, would implement the necessary changes to stimulate the economy and to restructure the ailing financial system. However, this enthusiasm proved short lived as the government has failed thus far to deliver any positive policy changes.

   THE FUND MAINTAINED A LOW WEIGHTING IN JAPAN THROUGHOUT THE YEAR AS WE DID NOT ANTICIPATE ANY ECONOMIC RECOVERY IN THE NEAR TERM. WE DO NOT EXPECT A SPEEDY SOLUTION TO THE BANKING CRISIS NOR SUFFICIENT FISCAL STIMULUS TO BOOST THE ECONOMY, AND BELIEVE THAT SIGNIFICANT RISKS FOR THE JAPANESE STOCK MARKET REMAIN. UNTIL CLEARER EVIDENCE THAT THE CONDITION OF THE JAPANESE ECONOMY IS IMPROVING, WE WILL REMAIN CAUTIOUS.

PACIFIC

o The Pacific Basin ended the year down, with markets across the region declining 13.7% on average. However, the region had a reversal of fortunes in the last few months due to the Hong Kong government's decision to intervene in its stock market, which had the effect of artificially inflating prices. Other countries such as Malaysia and Indonesia have continued to underperform dramatically and remain extremely unstable. The protectionism that started in Malaysia threatens the region with potential isolation. The continuing recession in Japan is also preventing the region from exporting its way out of trouble.

   SINCE JUNE 1997, THE FUND HAS BEEN SIGNIFICANTLY UNDERWEIGHT IN THE PACIFIC REGION. THE ECONOMIC CRISIS EXACERBATED THE PRESSURES TO DEVALUE CURRENCIES THROUGHOUT THE REGION, ULTIMATELY HAVING AN IMPACT ON THE EQUITY MARKETS OF DEVELOPED COUNTRIES BEGINNING IN JULY 1997. WITH LESS RISKY INVESTMENT OPPORTUNITIES AVAILABLE IN RELATIVELY MORE STABLE AREAS OF THE WORLD, WE MAINTAINED A MINIMAL EXPOSURE LEVEL TO PACIFIC MARKETS THROUGHOUT THE PAST YEAR, AND EXPECT TO REMAIN UNDERWEIGHT IN THE NEAR TERM.

EMERGING MARKETS

o Emerging markets suffered badly from a background of sliding commodity prices and slowing global economic growth. In addition, Russia's devaluation and credit default have weighed heavily on investor sentiment. Elsewhere, there was a loss of confidence in the Brazilian government's ability to solve its fiscal problems. This led to capital outflows and fear of devaluation. Our view is that the international assistance package for Brazil should begin to restore investor confidence, allowing for a recovery. We have, therefore, decided to maintain a modest exposure to the most established companies in selected emerging markets where valuations are attractive and at historic lows.

   DURING THE COURSE OF THE YEAR, THE FUND'S HOLDINGS IN EMERGING MARKETS TYPICALLY RANGED BETWEEN 5% AND 10% OF TOTAL ASSETS. THE FUND'S EXPOSURE WAS PRIMARILY IN EASTERN/CENTRAL EUROPEAN AND LATIN AMERICAN COUNTRIES. INVESTMENTS IN EMERGING MARKETS WERE FOCUSED ON HIGHER-QUALITY, MORE LIQUID NAMES, RATHER THAN LESS LIQUID SMALLER-CAP ISSUES AND INVESTMENTS IN THE "FRONTIER"COUNTRY MARKETS.

OUTLOOK

The outlook for global stock markets continues to be positive as interest-rate reductions and efforts to prevent any further spreading of the financial crises to Latin America have boosted investor sentiment. But despite these improvements, risks remain and markets must anticipate slower economic and corporate profit growth. Within this context, we expect that Continental Europe, the UK, and select emerging markets may offer attractive return potential, as we believe that corporate earnings growth has the potential to be greatest in these regions. While we expect the economies of Japan and the Pacific region to remain depressed over the next few months, we believe both regions could improve significantly over the longer term.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                                       MSCI
                                                       EAFE
                                            FUND      INDEX
                                          -------    -------
CONTINENTAL EUROPE .......................  61.03%     50.55%
    Austria ..............................     --       0.35
    Belgium ..............................     --       1.87
    Denmark ..............................   1.34       0.94
    Finland ..............................     --       1.16
    France ...............................  12.75       9.46
    Germany ..............................   7.98      10.45
    Greece ...............................   1.34         --
    Hungary ..............................   2.14         --
    Ireland ..............................   1.41       0.48
    Italy ................................   6.86       4.80
    Netherlands ..........................   6.45       5.41
    Norway ...............................     --       0.48
    Portugal .............................   1.47       0.74
    Spain ................................   6.81       3.38
    Sweden ...............................   3.02       2.76
    Switzerland ..........................   9.46       8.27
JAPAN ....................................   8.45      21.53
LATIN AMERICA ............................   1.28         --
    Brazil ...............................   0.33         --
    Mexico ...............................   0.95         --
PACIFIC ..................................   1.23       5.94
    Australia ............................   1.14       2.71
    Hong Kong ............................     --       2.36
    New Zealand ..........................     --       0.19
    Singapore ............................     --       0.68
    South Korea ..........................   0.09         --
UNITED KINGDOM ...........................  20.55      21.98
OTHER ASSETS LESS LIABILITIES ............   7.46         --
                                        ---------  ---------
TOTAL                                      100.00%    100.00%
                                        =========  =========


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The following represents a bar chart in the original]

BANKING                 12.6     $11,533,271
TELECOMMUNICATIONS      11.5      10,486,347
RETAILING                8.7       7,926,082
INSURANCE                7.5       6,891,915
CONSUMER PRODUCTS        7.5       6,872,722


REGIONAL ALLOCATION
OCTOBER 31, 1998

[The following represents a pie chart in the original]

Continental Europe ..............  61.03%
United Kingdom ..................  20.55%
Japan ...........................   8.45%
Latin America ...................   1.28%
Pacific .........................   1.23%
Other Assets Less Liabilities ...   7.46%




LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998

SECURITY                                      VALUE
----------                               --------------
Magyar Tavkozlesi "Matav"
   (ADRs) (Hungary) ...................    $1,956,500
Vivendi (France) ......................     1,837,397
Novartis (Switzerland) ................     1,735,248
Railtrack Group
   (United Kingdom) ...................     1,713,150
Zurich Allied (Switzerland) ...........     1,712,629
Lafarge (France) ......................     1,662,229
Roche Holding (Switzerland) ...........     1,636,942
Benckiser (Series B) (Netherlands) ....     1,636,255
AXA-UAP (France) ......................     1,619,239
Nestle (Switzerland) ..................     1,562,229

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                                                      AVERAGE ANNUAL
                                                        --------------------------------------------------------------------------
                                                                                         CLASS A    CLASS B         CLASS D
                                                                                         SINCE       SINCE            SINCE
                                                 SIX           One           Five      INCEPTION   INCEPTION        INCEPTION
                                               MONTHS*         Year         Years         4/7/92    4/22/96         9/21/93
                                              ---------       -------       -------    ------------ ------------  ------------

CLASS A**
With Sales Charge                              (15.15)%         1.46%         6.12%         9.34%         n/a           n/a
Without Sales Charge                           (10.94)          6.51          7.16         10.15          n/a           n/a

CLASS B**
With CDSC+                                     (15.75)          0.62           n/a           n/a         3.00%          n/a
Without CDSC                                   (11.32)          5.51           n/a           n/a         4.10           n/a

CLASS D**
With 1% CDSC                                   (12.20)          4.53           n/a           n/a          n/a           n/a
Without CDSC                                   (11.32)          5.51          6.29           n/a          n/a          7.12%

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                             (10.47)          3.99          7.02         10.11++       5.440         7.8400

MSCI EAFE INDEX***                              (4.88)          9.95          7.11         10.36+++      4.910         7.6400



NET ASSET VALUE

                 OCTOBER 31, 1998          APRIL 30, 1998             OCTOBER 31, 1997
                ------------------         ---------------           ------------------

CLASS A               $17.75                   $19.93                     $17.92
CLASS B                16.93                    19.09                      17.30
CLASS D                16.93                    19.09                      17.30


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                  $1.222
REALIZED               0.316
UNREALIZED             2.764000

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or lessthan their original cost.
----------------------------------------------------------------------------


*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 9, 1992.

+++  From March 31, 1992.

0    From April 30, 1996.

00   From September 30, 1993.

000 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

            Class       Class
              A           A                   Lipper
             With      Without      MSCI       Intl
            Sales       Sales       EAF        Fds
             Load        Load      Index       Avg.
            -----       -----      -----      -----
4/7/92        9524      10000      10000      10000
4/30/92       9635      10117      10050      10483
3/31/92       9524      10000      10000      10000
4/30/92       9635      10117      10050      10483
7/31/92       9444       9917       9962      10328
10/31/92      9437       9908       9843       9875
1/31/93       9662      10145       9995      10099
4/30/93      11270      11833      12267      11459
7/31/93      11445      12017      12771      11826
10/31/93     12718      13354      13572      12995
1/31/94      14012      14712      14412      14473
4/30/94      13646      14329      14346      13874
7/31/94      13971      14670      14613      14063
10/31/94     14353      15071      14980      14388
1/31/95      12724      13361      13808      12890
4/30/95      13530      14207      15189      13765
7/31/95      14438      15160      15675      14632
10/31/95     14175      14884      14970      14286
1/31/96      15146      15903      16084      15205
4/30/96      15916      16712      16973      16025
7/31/96      15173      15932      16277      15506
10/31/96     15370      16138      16588      15929
1/31/97      15845      16637      16442      16635
4/30/97      16278      17092      16873      16952
7/31/97      18605      19535      19281      19325
10/31/97     16881      17725      17403      17593
1/31/98      17331      18197      18183      17996
4/30/98      20187      21196      20110      20444
7/31/98      20785      21824      20381      20608
10/31/98     17979      18878      19128      18299

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 6, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
During the Six Months Ended October 31, 1998

                      Shares
           ----------------------------
                                                 HOLdings
Additions                          Increase      10/31/98
-----------                       -----------   -----------
Castorama Dubois
   Investissements (France)           6,000        6,000
Corporacion Bancaria
   de Espana (Spain)                 60,570       60,570
DaimlerChrysler (Germany)            14,494       14,494
Lloyds TSB Group
   (United Kingdom)                  71,000       71,000
Nestle (Switzerland)                    523          733
Roche Holding
   (Switzerland)                        140          140
RWE (Germany)                        24,583       24,583
Suez Lyonnaise
   des Eaux (France)                  7,272        7,272
Total (France)                       10,965       10,965
Unilever (Netherlands)               17,330       17,330

                      Shares
           ----------------------------
                                                 Holdings
REDUCTIONS                         Decrease      10/31/98
-------------                     -----------   -----------
Akzo Nobel
   (Netherlands)                     22,372(1)        --
Astra (Class A) (Sweden)             66,829           --
Banco Bilbao Vizcaya
   (Spain)                           83,133(2)         --
Bayer (Germany)                      25,418            --
Carrefour Supermarche
   (France)                           1,924            --
Credit Communal Holding/
   Dexia (Belgium)                    7,245           --
CS Holdings (Switzerland)             8,503           --
Lufthansa (Germany)                  56,466           --
Mol Magyar Olaj-es Gazipari
   (GDRs) (Hungary)                  58,600            --
Petroleo Brasileiro
   "Petrobras" (ADRs) (Brazil)       55,770            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------
(1) Includes  16,779 shares  received as a result of a 4-for-1 stock split.
(2) Includes 55,422 shares received as a result of a 3-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
                                              SHARES           VALUE
                                              ------           -----
COMMON STOCKS 92.26%
AUSTRALIA  1.14%
COLONIAL
  Provider of financial services in
  banking, retail insurance, and
  investments (Financial Services)             68,000     $   549,970
RIO TINTO
  International mining company
  (Metals)                                      4,000          50,002
TELSTRA
  Provider of telecommunication
  services (Telecommunications)                25,500          72,537
WESTPAC BANKING
  Provider of banking services
  (Banking)                                    60,700         368,837
                                                          -----------
                                                            1,041,346
                                                          -----------
BRAZIL  0.33%
TELECOMUNICACOES BRASILEIRAS
  "TELEBRAS" (ADRS)
  Provider of telecommunication
  services (Telecommunications)                 4,000         303,750
                                                          -----------
DENMARK  1.34%
  TELE DANMARK
  Provider of telecommunication
  services and equipment
  (Telecommunications)                         11,228       1,224,081
                                                          -----------
FRANCE  12.75%
ACCOR
  Hotel operator and provider
  of related services
  (Entertainment and Leisure)                   5,029       1,057,830
AXA-UAP
  Provider of insurance and
  financial services (Insurance)               14,305       1,619,239
CASTORAMA DUBOIS INVESTISSEMENTS
  Operator of do-it-yourself
  retail stores (Retailing)                     6,000       1,071,738
ELF AQUITAINE
  Oil and gas exploration;
  manufacturer of chemical
  compounds (Resources)                        11,990       1,389,612
ETAM DEVELOPPEMENT
  Retailer of women's clothing
  and intimate apparel (Retailing)              8,869         447,606
LAFARGE
  Producer and seller of
  building materials
  (Construction and Property)                  16,236     $ 1,662,229
SUEZ LYONNAISE DES EAUX
  Financial group which supports
  the communication, electric,
  waste management, and
  water industries (Construction
  and Property)                                  7,272      1,304,189
TOTAL
  Worldwide operator of gas
  and oil (Resources)                           10,965      1,266,865
VIVENDI
  Water purification and
  distribution; energy production
  (Industrial Goods and Services)                8,033      1,837,397
                                                          -----------
                                                           11,656,705
                                                          -----------
GERMANY  7.98%
ADIDAS-SALOMON
  Manufacturer and marketer of
  sporting goods (Retailing)                    8,695       1,056,648
BAYERISCHE HYPO-UND VEREINSBANK
  Provider of universal banking
  services (Banking)                           17,331       1,383,127
DAIMLERCHRYSLER*
  International designer,
  manufacturer, and marketer
  of luxury automobiles, trucks,
  and other vehicles; provider of
  telecommunication, aerospace,
  and financial services
  (Automotive and Related)                     14,494       1,140,942
MANNESMANN
  Plant and machinery
  construction; automotive
  technology (Industrial Goods
  and Services)                                15,332       1,486,852
RWE
  Worldwide  operator  of  services
  in  the  chemicals,  construction
  and  civil engineering,  energy,
  mechanical and plant engineering,
  mining, petroleum, raw materials,
  and waste disposal sectors
  (Resources)                                  24,583       1,322,785

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund

                                              SHARES           VALUE
                                              ------           -----
SIEMENS
  International provider of
  automotive and computer
  products (Manufacturing)                     14,904      $  906,495
                                                           ----------
                                                            7,296,849
                                                           ----------
GREECE  1.34%
HELLENIC TELECOMMUNICATION
 ORGANIZATION
  Provider of telecommunication
  services (Telecommunications)                24,500         557,372
NATIONAL BANK OF GREECE (GDRS)+
  Provider of banking and
  financial services (Banking)                 23,780         671,785
                                                           ----------
                                                            1,229,157
                                                           ----------
HUNGARY  2.14%
  MAGYAR TAVKOZLESI "MATAV" (ADRS)
  Provider of telecommunication
  services (Telecommunications)                72,800       1,956,500
                                                           ----------
IRELAND  1.41%
BANK OF IRELAND
  Provider of banking
  services (Banking)                           70,000       1,289,766
                                                           ----------
ITALY  6.86%
BANCA POPOLARE DI BRESCI
  Provider of commercial banking
  and financial services (Banking)             52,578       1,239,774
ENI
  Refiner and marketer of oil
  and gas (Resources)                         195,910       1,166,843
ISTITUTO NAZIONALE DELLE
  ASSICURAZIONI
  Provider of life and non-life
  insurance products (Insurance)              566,314       1,561,947
TELECOM ITALIA
  PROVIDER OF TELECOMMUNICATION
  services (Telecommunications)               289,001       1,458,246
UNICREDITO ITALIANO
  Provider of banking services
  (Banking)                                   156,950         843,714
                                                           ----------
                                                            6,270,524
                                                           ----------


                                              SHARES           VALUE
                                              ------           -----
JAPAN  8.17%
BENESSE
  Provider of educational
  services (Business Services)                  4,300       $ 197,765
BRIDGESTONE
  Retailer of automobile
  tires (Automotive and Related)               14,000         308,704
CANON
  Manufacturer of printers and
  photocopiers  (Business  Services)           15,000         284,333
CREDIT  SAISON
  Provider of
  financial services
  (Financial  Services)                        12,000         283,172
DENNY'S JAPAN
  Restaurant operator  (Restaurants)            6,000         138,491
EAST JAPAN  RAILWAY
  Provider of railway services
  (Transportation)                                 61         362,355
FUJI MACHINE MANUFACTURING
  Manufacturer of assembly
  machines and chips for the
  electronic  industry
  (Industrial Goods and
  Services)                                    10,000         294,864
FUJITSU   SUPPORT  AND  SERVICE
  Electronic  and communication
  equipment  dealer
  (Business  Services)                          8,000         402,321
HONDA MOTOR
  International   operator  of
  motorcycles,   automobiles,   and
  power  products (Automotive and Related)     10,000         300,881
JAPAN TOBACCO
  Tobacco producer (Tobacco)                       38         319,158
KAO
  Manufacturer  of cosmetics
  and personal care products
  (Consumer Products)                          22,000         446,336
KAWASAKI  HEAVY  INDUSTRIES
  Producer  of  transport
  equipment and heavy
  machinery for the military
  (Industrial  Goods and Services)            111,000         243,327
MITSUBISHI GAS CHEMICAL
  Chemical producer
  (Chemicals)                                 112,000         293,660

-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
JAPAN (continued)
                                              SHARES           VALUE
                                              ------           -----
MITSUI
  Trading company active in
  the chemical,  food, gas, metals,
  steel,  and textiles  industries
  (Industrial  Goods and Services)             39,000       $ 208,536
MITSUI CHEMICALS
  Producer of petrochemical
  products (Chemicals)                         84,000         261,406
MITSUI FUDOSAN
  Provider of real estate,  and
  operator of fitness centers
  and leisure  facilities
  (Construction  and Property)                 36,000         239,536
NEC
  Manufacturer and marketer
  of computers and
  telecommunication  devices
  (Consumer Products)                          48,000         356,106
NIPPON   TELEGRAPH & TELEPHONE
  Provider of telecommunication
  services (Telecommunications)                 3,900         305,764
NTT DATA
  Provider of data communication
  and system development services
  (Telecommunications)                             64         271,240
NTT Mobile Communication Network
  "NTTDoCoMo"
  Provider of telecommunication
  services (Telecommunications)                 1,100         398,109
ROHM
  Producer of custom linear
  integrated circuits (Electronics)             2,000         177,090
SECOM
  Security services pioneer
  (Retailing)                                   3,000         223,082
SHOHKOH FUND
  Provider of loans to small-
  and mid-sized companies
  (Financial Services)                          1,100         335,225
SONY
  Developer and manufacturer of
  audio and video equipment
  (Consumer Products)                           4,800         305,351
TAKEFUJI
  Provider of consumer financial
  services (Financial Services)                 6,000       $ 320,309
YORK-BENIMARU
  Supermarket chain operator
  (Retailing)                                   6,600         190,638
                                                          -----------
                                                            7,467,759
                                                          -----------
MEXICO  0.95%
FOMENTO ECONOMICO MEXICANO
  (ADRS)
  Beverage and packaging
  producer; retail store operator
  (Consumer Products)                          21,000         547,313
GRUPO TELEVISA (GDRS)*
  Provider of television and
  other media services
  (Entertainment and Leisure)                  11,700         317,363
                                                          -----------
                                                              864,676
                                                          -----------
NETHERLANDS  6.45%
BENCKISER (SERIES B)
  Producer and supplier of
  household cleaning products
  (Consumer Products)                          28,833       1,636,255
ING Groep
  Worldwide underwriter of
  reinsurance; provider of
  financial and consumer
  credit (Insurance)                           23,539       1,140,306
KONINKLIJKE AHOLD
  Distributor and marketer of
  food products (Retailing)                    31,894       1,061,367
KONINKLIJKE (ROYAL) PHILIPS
  ELECTRONICS
  Consumer and industrial
  electronics (Electronics)                    14,486         771,614
UNILEVER
  International manufacturer of
  personal care products
  (Consumer Products)                          17,330       1,287,143
                                                          -----------
                                                            5,896,685
                                                          -----------
PORTUGAL  1.47%
BANCO PORTUGUES DO ATLANTICO*
  Commercial bank services
  provider (Banking)                            2,671          53,309


-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
PORTUGAL (continued)
                                              SHARES           VALUE
                                              ------           -----
ELECTRICIDADE DE PORTUGAL
  Generator and distributor
  of electricity (Utilities)                   51,688     $ 1,293,980
                                                          -----------
                                                            1,347,289
                                                          -----------

SOUTH KOREA  0.09%
SAMSUNG ELECTRONICS
  Manufacturer of consumer
  and industrial electronics and
  semiconductors (Electronics)                  2,014          82,422
                                                          -----------
SPAIN  6.81%
ACTIVIDADES DE CONSTRUCCION
  Y SERVICIOS
  Designer and builder of public
  works projects, residential
  homes, and other buildings
 (Construction and Property)                   37,174       1,188,373
CENTROS COMERCIALES
  CONTINENTE
  Hypermarket chain selling
  groceries, kitchen appliances,
  auto accessories, and clothing
  (Retailing)                                  38,203       1,141,118
CORPORACION BANCARIA DE ESPANA
  Provider of commercial
  banking services in
  Europe (Banking)                             60,570       1,320,298
ENDESA
  Producer, transmitter, and
  distributor of electricity
  to other utilities
  (Utilities)                                  40,589       1,024,756
TELEFONICA DE ESPANA
  Provider of telecommunication
  services (Telecommunications)                34,295        1,551,214
                                                           -----------
                                                             6,225,759
                                                           -----------
SWEDEN  3.02%
L.M. ERICSSON TELEFON (SERIES B)
  Manufacturer of
  telecommunication equip-
  ment (Telecommunications)                    59,795       1,350,173
NORDBANKEN HOLDING
  Provider of banking, financial,
  loan, and insurance services
  (Banking)                                   234,937       1,410,617
                                                          -----------
                                                            2,760,790
                                                          -----------
SWITZERLAND  9.46%
NESTLE
  Producer of consumer packaged
  goods (Consumer Products)                       733     $ 1,562,229
NOVARTIS
  Manufacturer of pharmaceuticals
  (Health and Household)                          961       1,735,248
ROCHE HOLDING
  Pharmaceutical
  company and chemical
  producer (Health and Household)                 140       1,636,942
SWISSCOM*
  Provider of telecommunication
  networks and services
  (Telecommunications)                          3,054       1,037,361
UBS
  Global provider of institutional
  asset management and private
  banking services (Banking)                    3,530         970,469
ZURICH ALLIED
  Holding company active in
  life insurance and asset
  management (Insurance)                        2,812       1,712,629
                                                          -----------
                                                            8,654,878
                                                          -----------
UNITED KINGDOM  20.55%
ALLIED ZURICH*
  Holding company active in life
  insurance and asset management
  (Insurance)                                  72,500         857,794
BBA GROUP
  International manufacturer of
  textiles and aviation
  equipment (Diversified)                      80,000         494,687
BOOTS
  Retailer of pharmaceuticals
  and beauty products
  (Retailing)                                  50,000         754,749
BRITISH AMERICAN TOBACCO
  Producer and marketer of
  tobacco products (Tobacco)                   72,500         647,289
BRITISH PETROLEUM
  Oil producer, refiner, and
  distributor (Resources)                      90,734       1,338,499

-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
                                              SHARES           VALUE
                                              ------           -----
UNITED KINGDOM (CONTINUED)
BRITISH VITA
  Holding company for worldwide
  companies which manufacture
  fabrics for the furnishing,
  transportation, clothing,
  packaging, and engineering
  industries (Chemicals)                      170,000      $  674,253
BUNZL
  Distributor and manufacturer of
  paper and plastic products
  (Manufacturing)                             225,000       1,039,244
GRANADA GROUP
  Television group with additional
  leisure interests, including
  hotels (Entertainment and
  Leisure)                                     94,000       1,430,725
KINGFISHER
  Producer and retailer of consumer
  goods and merchandise (Retailing)            87,400         762,035
LLOYDS TSB GROUP
  Provider of banking and financial
  services (Banking)                            71,000        878,069
MERSEY DOCKS & HARBOUR
  Operator of facilities on the
  Mersey River (Transportation)                 90,000        670,237
NATIONAL POWER
  Electric power generation
  (Utilities)                                  110,000        953,560
RAILTRACK GROUP
  Provider of rail services
  (Transportation)                              64,101      1,713,150
ROLLS ROYCE
  Aerospace; power generation,
  transmission, and distribution
  systems (Industrial Goods and
  Services)                                   170,600         633,808
ROYAL BANK OF SCOTLAND
  Provider of banking services
  (Banking)                                    84,000       1,103,506

UNITED KINGDOM (continued)

SCOTTISH & NEWCASTLE
  Brewery operator (Consumer
  Products) 60,000 shs.$ 731,989
SMITHKLINE BEECHAM
  Manufacturer and marketer of
  pharmaceutical products; provider
  of health care products and
  services (Health and Household)              50,000         616,266
TESCO
  Supermarket chain (Retailing)               445,500       1,217,101
UNITED UTILITIES
  Provider of water utility
  services (Utilities)                         90,000       1,315,622
WPP GROUP
  Provider of worldwide marketing
  services, including advertising,
  public relations, and market
  research (Media)                            195,500         958,606
                                                       --------------
                                                           18,791,189
                                                       --------------
TOTAL COMMON STOCKS
(Cost $69,802,205)                                         84,360,125

CONVERTIBLE BONDS  0.28%
(Cost $221,126)
JAPAN  0.28%
SANWA INTERNATIONAL
11 1/4%, 7/31/2005
(Financial Services)                       39,000,000**       258,994
                                                       --------------
TOTAL INVESTMENTS  92.54%
(Cost $70,023,331)                                         84,619,119
OTHER ASSETS
  LESS LIABILITIES  7.46%                                   6,822,213
                                                       --------------
NET ASSETS  100.00%                                       $91,441,332
                                                       ==============
-------------------------

*    Non-income producing security.

**   Principal amount reported in Japanese yen.

+    Rule 144A security.

     Descriptions of companies have not been audited by Deloitte &Touche LLP.

     See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

PERFORMANCE REVIEW

Emerging markets suffered from the effects of a series of currency crises and associated global contagion. Over the year as a whole, the Fund had a total return of -29.43% based on the net asset value of Class A shares. This compares to a -30.98% total return posted by the Morgan Stanley Capital International Emerging Markets Free Index and to the -31.48% total return posted by the Lipper Emerging Markets Funds Average.

Fund management was more challenging than usual. The strategy consisted of trying to avoid investments in markets with weak currencies, while increasing cash levels during periods of global uncertainty, particularly in November - December 1997, and August - September 1998. High levels of cash held during the attack on the Brazilian real were reinvested in the markets in October after confidence was, to some extent, restored through US interest-rate cuts, the strengthening of the yen, and supportive statements from the leadership of the G7 group of industrialized countries.


PORTFOLIO STRATEGY

In regional terms, there were a number of significant trends. The Fund's overweight position in Emerging Europe was maintained throughout the year, although exposure to Russia was greatly reduced. Exposure to Far Eastern markets was increased over the year, but exposure to Latin America was reduced largely due to economic uncertainty in Brazil.


PACIFIC REGION

o The devaluation of the Thai baht in July 1997 greatly affected the markets of the South Pacific region (Thailand, the Philippines, Malaysia, and Indonesia). Sentiment in the markets remained weak during the latter months of 1997 as currency instability moved to North Pacific markets. The Indonesian currency came under attack in January 1998. There was a brief rally in currencies and markets in the first quarter of 1998, but the Malaysian government was forced to introduce currency controls in September. Other than in the Malaysian ringit, there was a rally in currencies toward the end of the Fund's year. Market performances ranged between a fall of 8.7% in the Philippine index to a fall of 76.8% in the Indonesian index.

   THE FUND RETAINED HOLDINGS IN THAILAND AND THE PHILIPPINES THROUGHOUT THE PERIOD. A SMALL NUMBER OF HOLDINGS WERE HELD IN MALAYSIA DURING THE FIRST QUARTER OF THE YEAR BUT THESE WERE SOLD BEFORE THE IMPOSITION OF CURRENCY CONTROLS. TOWARD THE END OF THE FUND'S YEAR, THE FUND ESTABLISHED HOLDINGS IN Thai Farmers Bank AND Bangkok Bank AS THE OUTLOOK FOR THAILAND IMPROVED.

o In the North Pacific region, the direction of the markets was dictated by currency moves. The attack on the Hong Kong dollar in November 1997 was followed by the South Korean currency crisis later in December. The Taiwanese market, following the effective floating of the currency in October, remained relatively untouched by the crisis. The Taiwanese index fell 14.9%, the South Korean index fell 24.5%, and the China (non-domestic) index fell 52.8%.

   THE FUND HELD FEW POSITIONS IN THE REGION UNTIL SEPTEMBER, WHEN THERE WERE SIGNIFICANT ADDITIONS TO THE PORTFOLIO. IN CHINA, THE PORTFOLIO REMAINS FOCUSED ON INFRASTRUCTURE. WE HAVE PURCHASED China Telecom, Cheung Kong Infrastructure, AND China Resources Enterprise. IN SOUTH KOREA, WE SOLD OUR HOLDING IN Samsung Electronics AND PURCHASED SK Telecom Group AND Korea Electric Power. IN TAIWAN, OUR HOLDINGS REMAINED FOCUSED ON BROADLY BASED CLOSED-END FUNDS.

INTERNATIONAL TEAM: MONICA BALL, PETER BASSETT (PORTFOLIO MANAGER), ELEANOR DALE, CHRISTOPHER EDWARDS, DIVYA MATHUR, KIRSTEEN MORRISON, LOUISE O'SULLIVAN, SHEILA SPARKS (ADMINISTRATIVE ASSISTANT)


FUND OBJECTIVE

Seligman Henderson Emerging Markets Growth Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

LATIN AMERICA

o Latin American markets remained volatile with attacks on the Brazilian real in November - December 1997, and September 1998. However, both the Brazilian real and Argentine peso were successfully defended. The region's markets rebounded after the mid-September promise of G7 and IMF support for the defense of the real. Throughout the year, the Mexican currency also suffered periods of instability, and domestic interest rates were put up in its defense. The performances for the indices of the major markets were as follows: Argentina fell 12.1%, Mexico fell 21.0%, and Brazil fell 34.1%.

   OUR CORE EXPOSURE IN LATIN AMERICA REMAINS MEXICO, WHERE THE DEFENSIVELY POSITIONED HOLDINGS FOCUS ON BREWERIES (Femsa), BOTTLERS (Pepsi-Gemex AND Panamerican Beverages), AND TELECOMMUNICATIONS (Telemex AND Grupo Iusacell). HOLDINGS IN BRAZIL AND ARGENTINA WERE ADJUSTED FOR THE OUTLOOK FOR THEIR CURRENCIES. IN PARTICULAR, WE SOLD BRAZILIAN COMPANIES WITH US DOLLAR EXPOSURE SUCH AS CEMIG AND Sabesp. HOWEVER, WE RETAINED OUR CORE HOLDINGS OF Telebras AND Petrobras.

EMERGING EUROPE

o The Emerging European region produced significantly diverse performances, largely dependent on the currency and interest-rate events for the year. Greece, which joined the European monetary system during the year in preparation to joining European Monetary Union (EMU), benefited from currency stability and falling interest rates. The Greek market rose 33.8%. Portugal, which joins EMU on January 1, 1999, experienced similar beneficial effects, rising 35.4%.

   By contrast, the Russian market was hit by a severe internal budget deficit which led to the collapse of the rouble and the replacement of a reformist government with a government led by former communists. The Russian index fell by 85.2%. The overall negative sentiment toward emerging markets caused other emerging European markets to suffer in varying degrees. Hungary fell 7.5%, the Czech Republic fell 10.2%, and Poland fell 16.2%. Turkey, affected by high interest rates and political uncertainty, fell 50.7%.

   THE KEY PORTFOLIO MOVE IN THE REGION WAS AN INCREASE TO THE GREEK WEIGHTING THROUGH THE PURCHASE OF Alpha Credit Bank, Hellenic Telecommunication (OTE), AND Sarantis. MOST HOLDINGS IN RUSSIA WERE SOLD FOLLOWING THE MARKED DETERIORATION OF THE ECONOMIC AND POLITICAL OUTLOOK AND THE REMAINDER WERE SOLD AFTER THE FUND'S YEAR END. ALL HOLDINGS IN PORTUGAL WILL BE SOLD BEFORE THE COUNTRY JOINS EMU. OF NOTE DURING THE YEAR WAS THE INCREASED WEIGHTING OF THE FUND INTO BOTH POLAND AND HUNGARY WITH THE PURCHASE OF Elektrim, Matav, Powszechny Bank, AND Prokom Software, AND THE RE-ENTRY INTO THE CZECH REPUBLIC WITH THE PURCHASE OF Ceske Radiokomunikace.

OTHER MARKETS

o Other markets in which the Fund has been invested were affected by the general pressures on emerging markets. The Indian market fell 34.2% and the South African market fell 25.4%. Within the markets of the Middle East and North Africa, the Israeli (domestic) index fell 18.7% and the Egyptian index fell 37.4%.

   WE MAINTAINED LOW WEIGHTINGS IN INDIA DURING THE PERIOD, FOCUSING ON THE SECULAR GROWTH STOCKS OF Mahangar Telephone Nigam (THE BOMBAY AND DELHI TELEPHONE SYSTEM) AND THE Indian Tobacco Company (ITC). THE SOUTH AFRICAN WEIGHTING WAS REDUCED BEFORE THE WEAKNESS IN SEPTEMBER BUT INCREASED IN OCTOBER WHEN INTEREST RATES BEGAN TO EASE, WITH PURCHASES OF Nedcor (A BANK) AND Pepkor (A RETAILER). OUR ISRAELI EXPOSURE WAS SWITCHED FROM TECHNOLOGY SECTOR HOLDINGS TO Bank Hapoalim AND Blue Square (A SUPERMARKET). WITHIN THE EGYPTIAN PORTFOLIO, WE ADDED Al-ahram Beverages (A BREWERY AND BOTTLING COMPANY).

OUTLOOK

Following the supportive statements of the leaders of the G7 and recent policy actions of the US and Japan on various issues, the outlook for emerging markets is more optimistic. Moreover, there are positive developments in each of the major regions within the Pacific, with trade surpluses likely to boost liquidity in domestic markets and provide some stability to the currencies. In Emerging Europe, convergence and integration is likely to continue to positively affect Greek and Central European markets. Although economic growth will be lackluster, Latin America is likely to benefit from lower real interest rates. Overall, the emerging markets are likely to show some recovery in the year ahead; although market performance will differ widely and progress is likely to be volatile.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                            MSCI
                                             EMF
                                    FUND    INDEX
                                  -------  -------
CENTRAL/SOUTHERN EUROPE            29.56%   12.12%
    Czech Republic                  1.68     1.17
    Estonia                         0.38       --
    Greece                          7.56     5.47
    Hungary                         6.46     1.40
    Poland                          4.15     0.98
    Portugal                        6.80       --
    Russia                            --     1.24
    Turkey                          2.53     1.86
INDIAN SUBCONTINENT/AFRICA         18.64    24.03
    Egypt                           3.53       --
    India                           4.03     7.58
    Israel                          2.26     3.15
    Jordan                            --     0.18
    Lebanon                         1.23       --
    Pakistan                          --     0.36
    South Africa                    7.59    12.69
    Sri Lanka                         --     0.07
LATIN AMERICA                      27.22    36.55
    Argentina                       4.82     5.26
    Brazil                          7.78    12.80
    Chile                           1.35     4.40
    Columbia                          --     0.56
    Mexico                         13.27    11.75
    Peru                              --     0.98
    Venezuela                         --     0.80
PACIFIC                            18.88    27.30
    China                           4.80     0.76
    Indonesia                         --     1.15
    Malaysia                          --     3.65
    Philippines                     3.21     1.93
    South Korea                     2.68     6.63
    Taiwan                          3.64    10.67
    Thailand                        4.55     2.51
OTHER ASSETS LESS LIABILITIES       5.70       --
                                  ------   ------
TOTAL                             100.00%  100.00%
                                  ======   ======


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

                               Percent of
                               Net Assets
                               ----------

TELECOMMUNICATIONS               21.4%       $11,542,415
FINANCIAL SERVICES               17.8%        $9,589,521
RESOURCES                        11.8%        $6,378,038
RETAILING                        11.1%        $5,983,517
CONSUMER GOODS AND SERVICES       8.3%        $4,467,970



REGIONAL ALLOCATION
OCTOBER 31, 1998

[The table below represents a pie chart]

Central/Southern Europe              29.56%
Latin America                        27.22%
Pacific                              18.88%
Indian Subcontinent/Africa           18.64%
Other Assets Less Liabilities         5.70%


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998


SECURITY                                      VALUE
----------                                ------------
Telecel-Comunicacaoes Pessoais
   (Portugal)                              $1,660,356
Magyar Tavkozlesi "Matav" (ADRs)
   (Hungary)                                1,478,125
Fomento Economico Mexicano "Femsa"
   (ADRs) (Mexico)                          1,433,437
Jeronimo Martins (Portugal)                 1,347,367
Korea Electric Power (South Korea)          1,175,445
Kimberly-Clark de Mexico
   (ADRs) (Mexico)                          1,074,315
YPF Sociedad Anonima (ADRs)
   (Argentina)                              1,070,688
Petroleo Brasileiro "Petrobras"
   (Brazil)                                 1,019,365
Panamerican Beverages
   (Class A) (Mexico)                       1,014,525
National Bank of Greece
   (GDRs) (Greece)                          1,003,440

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                      AVERAGE ANNUAL
                                                   --------------------
                                                                SINCE
                                       SIX           ONE     INCEPTION
                                      MONTHS*       YEAR      5/28/96
                                      -------      -------    ---------
CLASS A**
With Sales Charge                     (37.96)%      (32.81)%   (14.14)%
Without Sales Charge                  (34.84)       (29.43)    (12.39)

CLASS B**
With CDSC+                            (38.32)       (33.49)    (14.10)
Without CDSC                          (35.08)       (29.99)    (13.02)

CLASS D**
With 1% CDSC                          (35.64)       (30.69)       n/a
Without CDSC                          (34.99)       (29.99)    (13.02)

LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                    (34.11)       (31.48)    (14.67)++

MSCI EMF INDEX***                     (33.41)       (30.98)    (19.25)+++

NET ASSET VALUE

                 OCTOBER 31, 1998       APRIL 30, 1998         OCTOBER 31, 1997
                ------------------      --------------         ----------------
CLASS A                $5.18                $7.95                   $7.34
CLASS B                 5.09                 7.84                    7.27
CLASS D                 5.09                 7.83                    7.27

CAPITAL LOSS INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

REALIZED              $(1.831)
UNREALIZED             (0.465)0

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



-----------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
    International Emerging Markets Free Index (MSCI EMF Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From May 30, 1996.
+++ From May 31, 1996.
  0 Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[The table below represents a line chart]

EMERGING MARKETS GROWTH FUND
                                                    LIPPER
           Class A   Class B                       EMERGING
              With   Without    Class B    Class D    MARKET      MSCI
             Sales     Sales     With     Without     FUNDS       EMF
            Charge    Charge      CDSL      CDSL    AVERAGE     INDEX

5/28/96       9520     10000     10000     10000     10000     10000
7/31/96       9013      9468      9454      9454      9483      9375
10/31/96      9040      9496      9468      9468      9557      9439
1/31/97      10173     10686     10630     10644     10736     10299
4/30/97      10653     11190     11106     11106     10963     10476
7/31/97      12453     13081     12969     12969     12378     11522
10/31/97      9787     10280     10182     10182      9939      8639
1/31/98       9173      9636      9524      9524      9057      7855
4/30/98      10600     11135     10980     10966     10336      8953
7/31/98       9000      9455      9300      9300      8486      7135
10/31/98      6907      7255      6915      7129      6810      5962

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                                SHARES
                                        ----------------------
                                                      HOLDINGS
ADDITIONS                               INCREASE      10/31/98
---------                               --------      --------
Bank Hapoalim (Israel)                   245,000       245,000
Blue Square Chain Investments
   and Properties (Israel)                61,100        61,100
Coca-Cola Beverages (Poland)             342,600       342,600
Companhia Vale do Rio
   Doce (ADRs) (Brazil)                   60,000        60,000
Elektrim Spolka Akcyjna
   (Poland)                               60,000        60,000
Kimberly-Clark de Mexico
   (ADRs) (Mexico)                        75,000        75,000
National Bank of Greece
   (GDRs) (Greece)                        29,600        35,520(1)
Telesp Participacoes
   (Brazil)                           38,000,000    38,000,000
Turkiye Is Bankasi "Isbank"
   (GDRs) (Turkey)                       182,500       182,500
YPF Sociedad Anonima
   (ADRs) (Argentina)                     37,000        37,000


                                                SHARES
                                        ----------------------
                                                      HOLDINGS
REDUCTIONS                              DECREASE      10/31/98
----------                              --------      --------
Distribucion y Servicio
   (ADRs) (Chile)                         60,700            --
Formosa Growth Fund
   (Taiwan)                               51,000            --
IRSA Inversiones y
   Representaciones
   (GDRs) (Argentina)                     62,000            --
Maillis (Greece)                          71,360(2)     36,640
Portugal Telecom (ADRs)
   (Portugal)                             24,000            --
Richter Gedeon (GDRs)
   (Hungary)                              13,900         4,900
Sonae Investimentos
   (Portugal)                             19,000        13,000
Synnex Technology
   International
   (GDRs) (Taiwan)                        57,000            --
Telefonica de Argentina (ADRs)
   (Argentina)                            39,000            --
Telefonica del Peru
   (ADRs) (Peru)                          78,300            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


----------------
(1) Includes 5,920 shares received in a 20% bonus issue.
(2) Includes 54,000 shares received in a 100% bonus issue.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
COMMON STOCKS  94.09%
ARGENTINA  4.82%
BANCO RIO DE LA PLATA (ADRS)
   Provider of commercial and
   investment banking services
   (Financial Services)                       110,000        $ 990,000
PEREZ COMPANC (ADRS)
   Worldwide producer of oil
   and gas (Resources)                         55,000          539,159
YPF SOCIEDAD ANONIMA (ADRS)
   Worldwide producer of oil
   and gas (Resources)                         37,000        1,070,688
                                                           -----------
                                                             2,599,847
                                                           -----------
BRAZIL  7.78%
COMPANHIA BRASILEIRO DE
   DISTRIBUICAO GRUPO PAO
   DE ACUCAR (ADRS)
   Operator of supermarkets,
   consumer electronics, and
   appliance stores (Retailing)                35,000          564,375
COMPANHIA VALE DO
   RIO DOCE (ADRS)
   Mining and transportation
   company (Resources)                         60,000          905,376
PETROLEO BRASILEIRO "PETROBRAS"
   Oil and gas producer and
   distributor (Resources)                  8,000,000        1,019,365
TELECOMUNICACOES BRASILEIRAS
   "TELEBRAS" (ADRS)
   Provider of telecommunication
   services (Telecommunications)               11,000          835,312
TELESP PARTICIPACOES*
   Provider of telecommunication
   services
   (Telecommunications)                    38,000,000         876,016
                                                           -----------
                                                             4,200,444
                                                           -----------
CHILE  1.35%
ENERSIS (ADRS)
   Provider of electric services
   (Electric Utilities)                        35,000          730,625
                                                           -----------


-------------
See footnotes on page 22.


CHINA  4.80%)
CHEUNG KONG INFRASTRUCTURE
   HOLDINGS
   Real estate investment and
   development (Construction
   and Property)                              240,000        $ 610,498
CHINA RESOURCES ENTERPRISE
   Real estate investment
   holding company
   (Construction and Property)                450,000          601,395
CHINA TELECOM (HONG KONG)*
   Provider of cellular
   telecommunication services
   (Telecommunications)                       420,000          789,076
HUANENG POWER
   INTERNATIONAL (ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric Utilities)                        43,000          591,250
                                                           -----------
                                                             2,592,219
                                                           -----------
CZECH REPUBLIC  1.68%
CESKE RADIOKOMUNIKACE
   (GDRS)*+
   Provider of telecommunication
   services (Telecommunications)               30,000          907,500
                                                           -----------
EGYPT  3.53%
AL-AHRAM BEVERAGES (GDRS)
   Producer of beer and soft drinks
   (Consumer Goods and Services)               16,400          537,098
PAINTS AND CHEMICAL INDUSTRIES
   Manufacturer of industrial and
   architectural paints and
   printing inks (Manufacturing)               52,200          476,586
SUEZ CEMENT (GDRS)+
   Cement manufacturer
   (Construction and Property)                 58,000          891,831
                                                           -----------
                                                             1,905,515
                                                           -----------
ESTONIA  0.38%
SOCIETIE GENERAL BALTIC
   REPUBLICS FUND
   Investor in the Baltic
   Republics (Financial Services)               3,200          204,800
                                                           -----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
GREECE  7.56%
ALPHA CREDIT BANK
Provider of banking services
(Financial Services)                            8,000        $ 639,699
HELLENIC TELECOMMUNICATION
   ORGANIZATION
   Provider of telecommunication
   services (Telecommunications)               30,555          695,123
MAILLIS
   Producer of plastics
   and packaging materials
   (Manufacturing)                             36,640          621,260
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking services
   (Financial Services)                        35,520        1,003,440
SARANTIS
   Manufacturer and distributor
   of cosmetics
   (Drugs and Health Care)                     63,000          725,579
STET HELLAS TELECOMMUNICATIONS
   (ADRS)+
   Provider of mobile
   telecommunication services
   (Telecommunications)                        15,000          394,688
                                                           -----------
                                                             4,079,789
                                                           -----------
HUNGARY  6.46%
MAGYAR TAVKOZLESI
   "MATAV" (ADRS)
   Provider of telecommunication
   services (Telecommunications)               55,000        1,478,125
MOL MAGYAR OLAJ-ES
   GAZIPARI (GDRS)+
   Oil and gas producer and
   distributor (Resources)                     15,000          341,625
MOL MAGYAR OLAJ-ES
   GAZIPARI (GDRS)
   Oil and gas producer and
   distributor (Resources)                     25,000          554,375
OTP BANK (GDRS)+
   Provider of commercial banking
   services (Financial Services)               11,220          406,725
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)               15,000          543,750


-------------
See footnotes on page 22.


HUNGARY (CONTINUED)
RICHTER GEDEON (GDRS)
   Manufacturer of pharmaceuticals
   and cosmetics (Drugs and
   Health Care)                                 4,900        $ 164,150
                                                           -----------
                                                             3,488,750
                                                           -----------
INDIA  4.03%
ITC (GDRS)+
   Holding company with operations
   in tobacco, hotels, financial
   services, paper, packaging and
   printing, real estate, and
   international export
   (Diversified)                       44,000          880,000
MAHANGAR TELEPHONE
   NIGAM (GDRS)+
   Provider of telecommunication
   services (Telecommunications)       60,000          658,500
MAHANGAR TELEPHONE
   NIGAM (GDRS)
   Provider of telecommunication
   services (Telecommunications)       10,000          109,750
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunication services
   (Telecommunications)                51,000          525,300
                                                   -----------
                                                     2,173,550
                                                   -----------
ISRAEL  2.26%
BANK HAPOALIM
   Provider of banking services
   (Financial Services)               245,000          441,550
BLUE SQUARE CHAIN INVESTMENTS
   AND PROPERTIES*
   Operator of supermarkets
   (Retailing)                         61,100          778,389
                                                   -----------
                                                     1,219,939
                                                   -----------
LEBANON  1.23%
BANQUE AUDI (GDRS)+
   Commercial bank
   (Financial Services)                24,600          664,815
                                                   -----------
MEXICO  13.27%
FOMENTO ECONOMICO
   MEXICANO "FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)               55,000        1,433,437

GRUPO FINANCIERO BANAMEX
   ACCIVAL "BANACCI" (SERIES B)*
   Provider of banking services
   (Financial Services)                       655,000        $ 660,711
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunication services
   (Telecommunications)                        32,700          224,813
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services
   (Leisure and Hotels)                        36,700          995,488
KIMBERLY-CLARK DE MEXICO (ADRS)
   Manufacturer and retailer of
   consumer and industrial paper
   products (Retailing)                        75,000        1,074,315
PANAMERICAN BEVERAGES
   (CLASS A)
   Producer of Coca-Cola and
   other beverages (Consumer
   Goods and Services)                         50,100        1,014,525
PEPSI-GEMEX (GDRS)
   Vendor of Pepsi soft
   drink products (Consumer
   Goods and Services)                        117,000          760,500
TELEFONOS DE MEXICO "TELEMEX"
   (CLASS L ADRS)
   Provider of telecommunication
   services (Telecommunications)               19,000        1,003,438
                                                           -----------
                                                             7,167,227
                                                           -----------
PHILIPPINES  3.21%
PHILIPPINE LONG DISTANCE
   TELEPHONE
   Telephone utility
   (Telecommunications)                        30,000          717,472
PHILIPPINE LONG DISTANCE
   TELEPHONE (ADRS)
   Telephone utility
   (Telecommunications)                        20,000          487,500
SM PRIME HOLDINGS
   Developer and operator
   of retail properties
   (Construction and Property)              3,150,000          530,855
                                                           -----------
                                                             1,735,827
                                                           -----------

-------------
See footnotes on page 22.


POLAND  4.15%
COCA-COLA BEVERAGES*
   Worldwide manufacturer and
   distributor of carbonated
   flavored soft drinks
   (Consumer Goods
   and Services)                              342,600        $ 722,410
ELEKTRIM SPOLKA AKCYJNA
   Exporter/importer active in the
   power equipment, electrical
   machinery, telecommunication,
   cable, and lighting technology
   industries (Electronics)                    60,000          718,143
POWSZECHNY BANK KREDYTOWY
   Provider of financial services
   (Financial Services)                        20,000          420,377
PROKOM SOFTWARE (GDRS)
   Provider of information
   technology solutions
   (Computer and Technology
   Related)                                    19,100          379,612
                                                           -----------
                                                             2,240,542
                                                           -----------
PORTUGAL  6.59%
JERONIMO MARTINS
   Retailer of food and
   consumer products (retailing)               31,232        1,347,367
SONAE INVESTIMENTOS
   Hypermarket operator
   (Retailing)                                 13,000          548,636
TELECEL-COMUNICACAOES PESSOAIS*
   Cellular communication
   operator (Telecommunications)                9,050        1,660,356
                                                           -----------
                                                             3,556,359
                                                           -----------
SOUTH AFRICA  7.59%
ANGLO-AMERICAN CORPORATION
   OF SOUTH AFRICA
   International provider of
   financial services to the
   mining industry (Resources)                 19,200          624,941

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
SOUTH AFRICA (CONTINUED)
DIMENSION DATA HOLDINGS*
   Investment holding company of
   technology groupings including
   communications, distribution,
   software, services, interactive
   technologies, and the Internet
   (Computer and
   Technology Related)                        184,000        $ 842,923
LIBERTY LIFE ASSOCIATION OF AFRICA
   Provider of life and health
   insurance (Financial Services)              43,000          735,829
NEDCOR
   International provider of
   personal and corporate
   financial services
   (Financial Services)                        37,500          748,663
PEPKOR
   Holding company for operators
   of clothing and department
   stores, supermarkets, and
   jewelry retailers (Retailing)              155,000          690,731
SASOL
   Fuel and chemical producer
   (Diversified)                               93,000          455,053
                                                           -----------
                                                             4,098,140
                                                           -----------
SOUTH KOREA  2.68%
KOREA ELECTRIC POWER
   Electric power generator and
   supplier (Electric Utilities)               66,000        1,175,445
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   and semiconductors
   (Manufacturing)                              2,191           89,666
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunication and
   paging services
   (Telecommunications)                        17,400          179,446
                                                           -----------
                                                             1,444,557
                                                           -----------


-------------
See footnotes on page 22.


TAIWAN  3.64%
CHINA STEEL (GDRS)
   Producer of steel and steel
   products (Resources)                        36,000        $ 495,900
THE ROC TAIWAN FUND
   Closed-end fund investing
   in Taiwan (Miscellaneous)                   80,000          530,000
TAIWAN OPPORTUNITIES FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                   74,000          941,280
                                                           -----------
                                                             1,967,180
                                                           -----------
THAILAND  4.55%
BANGKOK BANK
   Provider of retail, commercial,
   and corporate banking services
   (Financial Services)                       440,000          669,020
PTT EXPLORATION AND PRODUCTION
   PUBLIC COMPANY
   Producer of natural gas
   (Resources)                                 86,000          826,609
THAI FARMERS BANK
   PUBLIC COMPANY*
   Provider of banking services
   (Financial Services)                       760,000          959,544
                                                           -----------
                                                             2,455,173
                                                           -----------
TURKEY  2.53%
MIGROS TURK
   Retailer of food and consumer
   products (Retailing)                     1,018,750          866,449
TURKIYE IS BANKASI
   "ISBANK" (GDRS)+
   Provider of banking services
   (Financial Services)                       182,500          500,598
                                                           -----------
                                                             1,367,047
                                                           -----------
TOTAL COMMON STOCKS
   (Cost $55,711,798)                                       50,799,845
                                                           -----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                            ---------      -----------
CORPORATE BONDS  0.21%
  (Cost $92,712)

PORTUGAL  0.21%
JERONIMO MARTINS
   0%, 12/30/2004
   (Retailing)                               16,875**     $    113,255
                                                           -----------
TOTAL INVESTMENTS  94.30%
  (Cost $55,804,510)                                        50,913,100
OTHER ASSETS
  LESS LIABILITIES  5.70%                                    3,079,165
                                                           -----------
NET ASSETS  100.00%                                        $53,992,265
                                                           ===========

----------------
 * Non-income producing security.
** Principal amount reported in units of 1,000 Portuguese escudos.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund


PERFORMANCE REVIEW

For the twelve months ended October 31, 1998, Seligman Henderson Global Growth Opportunities Fund posted a total return of 9.52% based on the net asset value of Class A shares, compared to the 5.31% total return of its peers, as measured by the Lipper Global Funds Average. Stocks around the world, as measured by the Morgan Stanley Capital International World Index (MSCI World Index), posted a total return of 15.69% for the same period.

The past calendar year was characterized by several distinct phases of global market activity. From mid-January to mid-July, world markets rose strongly by approximately 25%, led by Continental Europe and fueled by expectations of lower inflation and interest rates. After mid-July, the combination of Russian debt default, speculative attacks against emerging market currencies, and a worse-than-expected economic impact from Asia upon the rest of the world led to sharp market corrections. During October, in response to the deflationary threats facing global economic activity, interest rates were cut in many parts of the world and a coordinated program of support for the world's financial system was implemented. As a result, many markets recovered confidence.

FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

                                    [PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) BEN ELWES, DAVID THORNTON, MICHAEL WOOD-MARTIN, PETER BASSETT, (SEATED) STACEY NAVIN, NITIN MEHTA (PORTFOLIO MANAGER), KIRSTEEN MORRISON

During the year, the Fund's bias for stocks with higher earnings growth and a preference for Continental Europe proved to be the major positive factors. In contrast, the investments in Asia and other emerging markets negatively impacted performance. However, the exposure to these markets was reduced significantly through the year.


PORTFOLIO STRATEGY

The Fund remained broadly invested in the four major growth themes : QUALITY OF LIFE (36%), PRODUCTIVITY (23%), CONSUMPTION (24%) and GLOBAL TRADE (12%). During the year, we reduced exposure to the Productivity theme -- in particular, by reducing investments in Asian technology stocks -- and at the same time we increased investment in the more stable Quality of Life theme with its emphasis on health care stocks. Within each theme, we shifted the Fund's investments toward those with greater earnings reliability.

                                    [PHOTO]

US TEAM: (FROM LEFT) MICHELLE BORRE, DAVE LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) CRAIG CHODASH

QUALITY OF LIFE

o As earnings growth became more uncertain around the world, we added to the Quality of Life sub-themes of health care and savings. During the recent market turmoil, a "flight to quality" benefited the stocks in this theme.

   DURING THE PAST YEAR, WE ADDED SEVERAL DRUG STOCKS, NAMELY Lilly (Eli) IN THE US, SmithKline Beecham IN THE UK, AND Astra IN SWEDEN. WHILE THE GLOBAL DRUG STOCKS' VALUATIONS REFLECT THEIR BETTER GROWTH PROSPECTS, WE THINK THEY WILL PROVIDE GREATER EARNINGS SAFETY IN VOLATILE TIMES. IN ADDITION, WITH RISING INFLOWS INTO MUTUAL FUNDS IN EUROPE, WE ADDED Skandia IN SWEDEN AND Helvetia Patria IN SWITZERLAND, BOTH BENEFICIARIES OF THE RISING DEMAND FOR SAVINGS PRODUCTS AND FALLING INTEREST RATES.

PRODUCTIVITY

o The deterioration in economic activity, first in Asia and then around the world, reduced the prospects for many technology stocks. In particular, semiconductor and PC businesses faced a difficult environment. In response, we reduced the Fund's exposure to technology stocks.

   SOUTHEAST ASIA'S FINANCIAL CRISIS, WHICH BEGAN LAST YEAR, SIGNIFICANTLY REDUCED THE OUTLAYS FOR CAPITAL EXPENDITURE, INCLUDING TECHNOLOGY UPGRADES. AS A RESULT, WE SOLD ALMOST ALL OF OUR RELATED INVESTMENTS IN THAT REGION, INCLUDING Silicon Precisionware, Advanced Systems, Hotung, Synnex, Electronic Resources, AND Datacraft. IN EUROPE, WHERE THE PREPARATION FOR EUROPEAN MONETARY UNION AND THE NEW MILLENNIUM PUSHED UP THE DEMAND FOR SOFTWARE AND REGIONAL COMMUNICATION, WE ADDED Cap Gemini, EUROPE'S LARGEST SOFTWARE HOUSE, AND Equant, A PROVIDER OF DATA NETWORKS TO MULTINATIONAL BUSINESSES.

CONSUMPTION

o Although the aggregate exposure to the Consumption theme hardly changed during the year, there was a significant shift in exposure from Asia and Emerging Markets toward Europe. The economic malaise in Asia has severely dented consumer confidence, while in Europe, rising employment and falling interest rates had the opposite effect.

   WE SOLD A NUMBER OF STOCKS IN JAPAN, HONG KONG, AND SINGAPORE, ALL RELATED TO CONSUMPTION. AT THE SAME TIME, WE INVESTED IN TWO RETAILERS IN SPAIN WHERE CONSUMPTION GROWTH HAS BEEN EXCEPTIONALLY STRONG: Centros Comerciales CONTINENTE, WHICH OPERATES A NATIONWIDE CHAIN OF SUPERMARKETS, AND Superdiplo, WHICH ALSO OPERATES SUPERMARKETS, BUT MAINLY IN THE SPANISH ISLANDS. IN THE SAME TREND, WE ADDED ANOTHER SUPERMARKET CHAIN, Kroger, IN THE US.

GLOBAL TRADE

o The major emphasis is in the telecommunications sub-theme. This sector has performed well in the past year, with many companies providing either stability or growth in earnings fueled by more communication traffic and/or cost-cutting.

   OF NOTE, WE ADDED Matav IN HUNGARY AND Hellenic Telecommunication Organization IN GREECE. BOTH SHOULD BENEFIT FROM AN EXPANSION IN THEIR NETWORKS AND THE APPLICATION OF NEW TECHNOLOGY TO OFFER VALUE-ADDED SERVICES.

OUTLOOK

World stock markets have been reflecting the global economy's synchronization toward slower growth. At times like these, profit growth becomes more scarce and uncertain. Such concern has raised market volatility everywhere. However, we believe a global economic recession accompanied by prolonged deflation is unlikely, since appropriate action by the major central banks would be a remedy. Therefore, excessive pessimism does not seem warranted either. In our opinion, the current cyclical downturn in economic activity and corporate profitability around the world should dissipate as we approach the end of the millennium.

The world has an excess of industrial capacity. Until demand rises sufficiently to meet it, pricing power will be scarce in industrial goods markets. Businesses in the service sectors are likely to fare better in such an environment. Fortunately, the Fund's investments are largely in these sectors.

Also, during times of subdued profit advance, high quality growth stocks tend to perform well. When there is much near-term uncertainty, it is appropriate to look at the secular trends which are most likely to powerfully drive wealth creation. In accordance with this philosophy, we will continue to use a thematic approach to identify superior growth opportunities in which to invest.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998
                                                      MSCI
                                                     WORLD
                                           FUND       INDEX
                                         -------    -------
CONTINENTAL EUROPE                         41.89%     23.99%
    Austria                                   --       0.16
    Belgium                                   --       0.89
    Denmark                                   --       0.45
    Finland                                 3.61       0.55
    France                                  8.94       4.49
    Germany                                 4.42       4.96
    Greece                                  1.37         --
    Hungary                                 1.27         --
    Ireland                                 1.87       0.22
    Italy                                   2.05       2.28
    Netherlands                             4.31       2.57
    Norway                                  1.76       0.23
    Portugal                                  --       0.35
    Spain                                   7.98       1.60
    Sweden                                  3.35       1.31
    Switzerland                             0.96       3.93
JAPAN                                       5.58      10.22
LATIN AMERICA                               0.98         --
    Brazil                                  0.25         --
    Mexico                                  0.73         --
PACIFIC                                     1.02       2.82
    Australia                               0.41       1.29
    China                                   0.59         --
    HongKong                                  --       1.12
    New Zealand                               --       0.09
    Singapore                                 --       0.32
    South Korea                             0.02         --
UNITED KINGDOM                             10.35      10.43
UNITED STATES                              32.61      50.61
OTHER                                         --       1.93
    Canada                                    --       1.93
OTHER ASSETS LESS LIABILITIES               7.57         --
                                        --------   --------
TOTAL                                     100.00%    100.00%
                                        ========   ========

LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

Drugs and Health Care                13.0%    $23,951,447
Telecommunication                     9.4     $17,397,898
Financial Services                    8.8     $16,161,471
Retailing                             8.3     $15,373,465
Consumer Goods and Services           7.7     $14,180,265


REGIONAL ALLOCATION
OCTOBER 31, 1998

Continental Europe                 41.89%
United States                      32.61
United Kingdom                     10.35
Japan                               5.58
Pacific                             1.02
Latin America                       0.98
Other Assets Less Liabilities       7.57


[The table below represents a pie chart]

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998

SECURITY                                      VALUE
----------                                -------------
Nokia (Series A) (Finland)                 $5,372,029
Cap Gemini (France)                         4,862,957
L.M. Ericsson Telefon (Series B)
   (Sweden)                                 3,799,089
Bristol-Myers Squibb (US)                   3,637,506
Microsoft (US)                              3,505,497
Merck (US)                                  3,502,975
Elan (ARs) (Ireland)                        3,452,330
Centros Comerciales
   Continente (Spain)                       3,405,163
Philip Morris (US)                          3,379,363
CNP Assurances (France)                     3,336,734

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                               AVERAGE ANNUAL
                                                   -------------------------------------
                                                                  CLASS B
                                                                   SINCE         SINCE
                                       SIX           ONE         INCEPTION     INCEPTION
                                     MONTHS*         YEAR          4/22/96       11/1/95
                                    ---------     -------        ---------     ---------
CLASS A**
With Sales Charge                   (14.86)%         4.31%          n/a          10.34%
Without Sales Charge                (10.60)          9.52           n/a          12.17

CLASS B**
With CDSC+                          (15.26)          3.76          7.33%           n/a
Without CDSC                        (10.82)          8.76          8.38            n/a

CLASS D**
With 1% CDSC                        (11.71)          7.76           n/a            n/a
Without CDSC                        (10.82)          8.76           n/a          11.33

LIPPER GLOBAL FUNDS AVERAGE***       (9.83)          5.31          9.62          12.48?


MSCI WORLD INDEX***                  (2.85)         15.69         14.23++        16.590

NET ASSET VALUE

                 OCTOBER 31, 1998      APRIL 30, 1998      OCTOBER 31, 1997
                ------------------     ---------------    ------------------
CLASS A               $9.62                $10.81               $9.20
CLASS B                9.40                 10.59                9.06
CLASS D                9.40                 10.59                9.06

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                  $0.418
REALIZED               0.020
UNREALIZED             2.492(00)

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From April 30, 1996.

   0 From October 31, 1995.

  00 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.



[The table below represents a Line chart]

         Class A With  Class A Without    Class D     MSCI World   Lipper Global
          Sales Load     Sales Load     Without CDSL     Index       Fds. Avg.
         ------------  ---------------  ------------  ----------   -------------
 11/1/95       9520        10000           10000         10000         10000
 1/31/96      10107        10616           10602         10848         10646
 4/30/96      10880        11429           11387         11362         11311
 7/31/96      10627        11162           11106         11032         10934
10/31/96      10773        11317           11233         11682         11559
 1/31/97      11307        11877           11751         12292         12401
 4/30/97      11347        11919           11793         12592         12392
 7/31/97      13253        13922           13740         14690         14370
10/31/97      12267        12885           12689         13698         13523
 1/31/98      12748        13391           13152         14511         13859
 4/30/98      15028        15786           15475         16312         15776
 7/31/98      15069        15829           15503         16470         15535
10/31/98      13435        14112           13800         15847         14235



   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 26, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
AES (US)                             27,900        27,900
ASM Lithography Holding
   (Netherlands)                     74,000        74,000
CNP Assurances (France)              98,000        98,000
ConAgra (US)                         65,400       103,700
Equant (Netherlands)                 40,600        40,600
NTT Mobile Communication
   Network "NTTDoCoMo"
   (Japan)                               34            34
Philip Morris (US)                   66,100        66,100
Superdiplo (Spain)                  105,980       105,980
Thomson Travel Group (UK)           500,000       500,000
Tyco International (US)              40,800        40,800

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/98
-------------                     -----------   -----------
Coca-Cola Enterprises (US)           57,300            --
Elsevier (Netherlands)              117,615            --
Hewlett-Packard (US)                 35,300            --
Intel (US)                           31,000            --
Koninklijke KNP BT
   (Netherlands)                     73,060            --
Lufthansa (Germany)                 128,000            --
Meitec (Japan)                       59,100            --
PepsiCo (US)                         64,500            --
Pfizer (US)                          19,200        19,200
Sairgroup (Switzerland)              11,105(1)         --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


-----------------------
(1) Includes 8,884 shares received as a result of a 5-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                          SHARES          VALUE
                                       -----------     -----------
COMMON STOCKS  92.35%

AUSTRALIA  0.41%

CSL
   Manufacturer and marketer of
   human and veterinary
   pharmaceutical products
   (Drugs and Health Care)                74,000        $ 538,381

TELSTRA*
   Provider of telecommunication
   services (Telecommunications)          75,000          213,345
                                                       ----------
                                                          751,726
                                                       ----------

BRAZIL  0.25%

TELECOMUNICACOES BRASILEIRAS
   "TELEBRAS" (ADRS)
   Provider of telecommunication
   services (Telecommunications)           6,000          455,625
                                                       ----------

CHINA  0.59%

CHINA TELECOM (HONG KONG)*
   Provider of cellular
   telecommunication services
   (Telecommunications)                  250,000          469,688

HUANENG POWER INTERNATIONAL (ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric and Gas Utilities)           45,000          618,750
                                                       ----------
                                                        1,088,438
                                                       ----------

FINLAND  3.61%

NOKIA (SERIES A)
   Developer and manufacturer
   of cellular systems and equipment
   (Telecommunications)                   58,940        5,372,029

RAISION TEHTAAT
   Processor and marketer
   of agricultural products
   (Consumer Goods and Services)          95,000        1,284,166
                                                       ----------
                                                        6,656,195
                                                       ----------

FRANCE  8.94%

ACCOR
   Hotel operator and
   provider of related services
   (Entertainment and Leisure)            14,583        3,067,477

CAP GEMINI
   Provider of computer
   consulting services (Computer
   and Technology Related)                32,311        4,862,957



---------------------
See footnotes on page 32.


                                          SHARES          VALUE
                                        -----------  ----------

FRANCE (CONTINUED)

CNP ASSURANCES*
   Insurance company
   (Financial Services)                   98,000      $ 3,336,734

GENSET (ADRS)*
   Biomedical research company
   (Drugs and Health Care)                36,000        1,068,750

HACHETTE FILIPACCHI MEDIAS
   Printer and publisher of magazines
   and newspapers; online content
   provider; distributor of cable radio
   (Media)                                 7,300        1,401,316

VALEO
   Manufacturer of automobile
   components (Automotive
   and Related)                           31,698        2,748,150
                                                       ----------
                                                       16,485,384
                                                       ----------

GERMANY  4.34%

ADIDAS-SALOMON
   Manufacturer and marketer of
   sporting goods (Retailing)             22,330        2,713,621

METRO
   Department store operator
   (Retailing)                            44,400        2,778,355

PORSCHE
   Manufacturer of luxury sports cars
   (Automotive and Related)                1,401        2,498,760
                                                       ----------
                                                        7,990,736
                                                       ----------

GREECE   1.37%

HELLENIC TELECOMMUNICATION
   ORGANIZATION
   Provider of telecommunication
   services (Telecommunications)          78,544        1,786,868

NATIONAL BANK OF GREECE (GDRS)+

Provider of banking services
(Financial Services)                      25,800          728,850
                                                       ----------
                                                        2,515,718
                                                       ----------

HUNGARY  1.27%

MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunication
   services (Telecommunications)          47,700        1,281,936

MOL MAGYAR OLAJ-ES GAZIPARI
   (GDRS)+
   Oil and gas producer and
   distributor (Resources)                46,500        1,059,037
                                                       ----------
                                                        2,340,973
                                                       ----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------     ---------


IRELAND  1.87%

ELAN (ADRS)*
   Developer, manufacturer,
   and marketer of pharmaceutical
   delivery systems (Drugs
   and Health Care)                       49,275      $ 3,452,330
                                                       ----------

ITALY  2.05%

AEROPORTI DI ROMA
   Manager, operator, and
   developer of airfields and
   terminals (Transportation)            217,890        1,364,308

MEDIOLANUM
   Life insurer; provider of
   a wide range of financial
   services (Financial Services)          97,000        2,417,593
                                                       ----------
                                                        3,781,901
                                                       ----------

JAPAN  5.58%

BELLSYSTEM 24
   Telemarketer (Business Goods
   and Services)                           7,000        1,347,947

DAITEC
   Developer of point-of-sale
   systems for Nippon Oil
   (Business Goods and Services)          24,300          432,418

DIAMOND COMPUTER SERVICE
   Provider of data processing
   and software development
   services (Computer and
   Technology Related)                    59,000          864,775

FUJITSU SUPPORT AND SERVICE
   Electronic and communication
   equipment dealer (Business
   Goods and Services)                     4,000          201,161

H.I.S.
   Travel agency specializing
   in overseas and package tours
   (Entertainment and Leisure)            69,000        1,304,965

KEYENCE
   Manufacturer of detection
   devices and measuring control
   equipment (Electronics)                12,400        1,245,063

NICHII GAKKAN
   Provider of hospital
   administrative services
   (Drugs and Health Care)                21,100          752,762


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------    -----------

JAPAN (CONTINUED)

NTT MOBILE COMMUNICATION
   NETWORK "NTT DOCOMO"
   Provider of telecommunication
   services (Telecommunications)          34          $ 1,230,518

SECOM
   Security services pioneer
   (Support Services)                     25,000        1,859,016

SOFTBANK
   PC wholesaler (Computer
   and Technology Related)                14,600          637,593

SUNDRUG
   Operator of outlet drug stores
   (Retailing)                            31,200          407,685
                                                       ----------
                                                       10,283,903
                                                       ----------

MEXICO  0.73%

FOMENTO ECONOMICO MEXICANO
   "FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)          33,500          873,094

GRUPO TELEVISA (GDRS)*
   Provider of television and other
   media services (Entertainment
   and Leisure)                           17,500          474,688
                                                       ----------
                                                        1,347,782
                                                       ----------

NETHERLANDS  4.31%

ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment)        74,000        1,879,642

EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)          40,600        1,762,163

PHILIPS ELECTRONICS
   Consumer and industrial
   electronics (Electronics)              40,080        2,134,908

POLYGRAM
   Producer, marketer, and
   distributor of recorded music,
   film, television, and video
   programming (Entertainment
   and Leisure)                           36,840        2,173,562
                                                       ----------
                                                        7,950,275
                                                       ----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------     ---------

NORWAY  1.76%

TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates
   (Business Goods and Services)         115,000      $ 3,239,701
                                                       ----------

SOUTH KOREA  0.02%

SAMSUNG ELECTRONICS (GDRS)*
   Manufacturer of
   consumer electronics and
   semiconductors (Electronics)            1,704           35,656
                                                       ----------

SPAIN  7.98%

ACTIVIDADES DE CONSTRUCCION
   Y SERVICIOS
   Designer and builder of public
   works projects, residential homes,
   and other buildings
   (Construction and Property)            76,100        2,432,754

CENTROS COMERCIALES CONTINENTE
   Hypermarket chain selling
   groceries, kitchen appliances,
   auto accessories, and clothing
   (Retailing)                           114,000        3,405,163

SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                          53,930        2,880,409

SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA* (RIGHTS)
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                          53,930           26,464

SUPERDIPLO*
   Operator of supermarkets,
   shopping clubs, boutiques,
   and outlets (Retailing)               105,980        2,747,295

TABACALERA (CLASS A)
   Manufacturer and marketer
   of tobacco products (Tobacco)         133,300        3,223,242
                                                       ----------
                                                       14,715,327
                                                       ----------

SWEDEN  3.35%

ASTRA (CLASS A)
   Developer, manufacturer, and
   marketer of pharmaceuticals
   (Drugs and Health Care)               129,415        2,100,327


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------     ----------

SWEDEN (CONTINUED)

AUTOLIV (SDRS)
   Manufacturer and worldwide
   retailer of automobile airbags
   and other safety equipment
   (Automotive and Related)                8,400        $ 280,198

L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecom-
   munication equipment
   (Telecommunications)                  168,250        3,799,089
                                                       ----------
                                                        6,179,614
                                                       ----------

SWITZERLAND  0.96%

HELVETIA PATRIA HOLDING
   Provider of life, property, and
   casualty insurance (Financial
   Services)                               1,945        1,763,210
                                                       ----------

UNITED KINGDOM  10.35%

BODYCOTE INTERNATIONAL
   Diversified manufacturer and
   distributor (Industrial Goods
   and Services)                         148,000        2,136,223

CRT GROUP
   Provider of training and
   recruitment services; publisher
   of multimedia products
   (Support Services)                    350,000        1,004,518

GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)        134,800        1,240,733

GRANADA GROUP
   Television group with additional
   leisure interests including hotels
   (Entertainment and Leisure)           128,800        1,960,398

HALMA
   Producer of fire detection and
   security equipment
   (Electronics)                         768,066        1,613,125

LADBROKE GROUP
   Leisure group with interests
   in hotels and gaming
   (Entertainment and Leisure)           375,000        1,369,655

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------    -----------


UNITED KINGDOM (CONTINUED)

PARITY
   Provider of software engineering
   and consulting services
   (Computer and
   Technology Related)                   225,000      $ 1,703,832

PIZZA EXPRESS
   Operator of restaurant
   chain (Restaurants)                   245,000        3,116,057

ROLLS ROYCE
   Aerospace; power generation,
   transmission; and distribution
   systems (Aerospace)                   313,500        1,164,706

SMITHKLINE BEECHAM
   Manufacturer and marketer of
   pharmaceutical products;
   provider of health care
   products and services
   (Drugs and Health Care)                50,000          616,266

THOMSON TRAVEL GROUP
   International vacation and
   leisure company
   (Entertainment and Leisure)           500,000        1,196,553

WPP GROUP
   Provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research (Business
   Goods and Services)                   400,000        1,961,342
                                                       ----------
                                                       19,083,408
                                                       ----------

UNITED STATES  32.61%

AES*
   Electrical supplier
   (Electric and Gas Utilities)           27,900        1,142,156

AMERICAN INTERNATIONAL GROUP
   Commercial and industrial
   insurer; financial services
   (Financial Services)                   29,775        2,538,319

AMERICAN TELEPHONE &TELEGRAPH
   Provider of communication
   services and products
   (Telecommunications)                   44,800        2,788,800

BRISTOL-MYERS SQUIBB
   Developer and manufacturer of
   health and personal care
   products (Drugs and Health
   Care)                                  32,900        3,637,506


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------    ----------

UNITED STATES (CONTINUED)

CARDINAL HEALTH
   Distributor of pharmaceutical
   products (Drugs and
   Health Care)                           32,500      $ 3,073,281

CITIGROUP
   Provider of investment
   services and life insurance
   (Financial Services)                   61,350        2,887,284

CONAGRA
   Developer and manufacturer
   of prepared foods and
   agricultural products (Consumer
   Goods and Services)                   103,700        3,156,369

DAYTON HUDSON
   General merchandise retailer,
   specializing in large stores
   (Retailing)                            49,100        2,080,613

DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure)                           40,500        1,090,969

GENERAL DYNAMICS
   Manufacturer of defense
   products (Capital Goods)               19,500        1,154,156

GENERAL ELECTRIC
   Supplier of electrical equipment
   and other industrial and
   consumer products (Diversified)        36,700        3,211,250

INTERPUBLIC GROUP OF COMPANIES
   Global advertising through
   agencies in various countries
   (Business Goods and Services)          55,350        3,237,975

KROGER*
   Operator of supermarkets and
   convenience stores (Consumer
   Goods and Services)                    56,300        3,124,650

LILLY (ELI)
   Developer and manufacturer
   of pharmaceuticals (Drugs and
   Health Care)                           38,900        3,148,469

MBNA
   Issuer of credit cards; deposit,
   loan, and transaction processing
   (Financial Services)                  102,488        2,337,996

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------    -----------

UNITED STATES (CONTINUED)

MERCK
   Developer and manufacturer
   of pharmaceuticals (Drugs
   and Health Care)                       25,900      $ 3,502,975

MICROSOFT*
   Provider of computer
   software products (Computer
   and Technology Related)                33,100        3,505,497

MOTOROLA
   Provider of wireless
   communications and equipment
   (Electronics)                          13,900          722,800

PFIZER
   Ethical drugs; hospital products;
   and specialty chemicals
   (Drugs and Health Care)                19,200        2,060,400

PHILIP MORRIS
   Tobacco company (Tobacco)              66,100        3,379,363

PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal
   care products (Consumer
   Goods and Services)                    31,900        2,835,113

TYCO INTERNATIONAL Worldwide provider
   of fire protection devices, electronic
   security services, and underwater
   telecommunication systems
   (Diversified)                          40,800        2,527,050

XEROX
   Developer, manufacturer, and
   marketer of office automation
   products (Business Goods
   and Services)                          30,500        2,954,688
                                                       ----------
                                                       60,097,679
                                                       ----------

TOTAL COMMON STOCKS
   (Cost $121,960,029)                                170,215,581
                                                      -----------


                                        PRINCIPAL
                                         AMOUNT          VALUE
                                       -----------     ----------

CORPORATE BONDS  0.08%
   (Cost $136,121)

GERMANY  0.08%

METRO FINANCE
   0%, 9/7/2013
   (Financial Services)                  249,000**      $ 151,485
                                                       ----------
TOTAL INVESTMENTS  92.43%
  (Cost $122,096,150)                                 170,367,066
OTHER ASSETS
  LESS LIABILITIES  7.57%                              13,953,306
                                                       ----------
NET ASSETS  100.00%                                  $184,320,372
                                                     ============


--------------------------------
 * Non-income producing security.
** Principal amount reported in German deutschemarks.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

PERFORMANCE REVIEW

For the 12 months ended October 31, 1998, Seligman Henderson Global Smaller Companies Fund declined 5.82% based on net asset value of Class A shares. In the same period, the Fund's peer group, as measured by the Lipper Global Small Cap Funds Average, fell 10.59%, and the Salomon Smith Barney Extended Market Index World fell 4.49%.

The performance of world markets during the period under review was sharply divided -- while markets in the Far East were falling, Western markets were scaling new heights. July saw the peak in these markets, before concerns about the impact of Asian economic weakness began to gather pace. The growing sense of crisis swept emerging markets, leading to a devaluation of the Russian rouble, and fears that Brazil would be forced to devalue. Equity markets collapsed as concerns about a global financial meltdown spread. As investors became more risk averse, government bond markets rose to new highs. The rescue of a US hedge fund and the subsequent reduction in interest rates in the US marked the turning point for equities, as investors became more confident that the global financial crisis would be averted. The last two weeks of October saw markets rally strongly.


FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

                                    [PHOTO]


INTERNATIONAL TEAM: (FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STOCK, (SEATED) MIRANDA RICHARDS, IAIN C. CLARK (PORTFOLIO MANAGER)


PORTFOLIO STRATEGY
UNITED STATES

o For much of the period, smaller companies in the US were disappointing, lagging both their larger counterparts and smaller companies in other regions of the world. Smaller companies in the US peaked in April, then declined gradually until the summer, when they took a lurch downward. Their underperformance in the first phase came as investors concentrated on a few large-cap names and drove the index higher. The poor performance of small caps in the summer can be attributed to risk aversion, as investors fled to the safety of bonds or cash from the perceived risk of smaller companies. However, in October, smaller companies began to stage a recovery, rallying by almost 22%, as measured by the Salomon Smith Barney Extended Market Index World. Nevertheless, for the year as a whole, smaller companies fell almost 13%.

   EXPOSURE TO THE US ROSE MARGINALLY FROM THE BEGINNING OF THE YEAR. LOOKING FORWARD, WE WILL LIKELY INCREASE THE ALLOCATION TO THE US TO 50%. FOLLOWING THEIR CORRECTION, US SMALL CAPS ARE BEGINNING TO ATTRACT INVESTOR ATTENTION, AS THEY OFFER AN ATTRACTIVE COMBINATION OF GROWTH AT REASONABLE VALUATIONS.

UNITED KINGDOM

o In the UK, smaller companies fared poorly over the year to October, rising only 3.2%, compared to a rise of 16.3% in larger companies. These figures, however, ignore a strong outperforming period in the second quarter of 1998. Following this period, smaller companies fell in line with other markets.


                                    [PHOTO]

US TEAM: (FROM LEFT) TED HILLENMEYER, MIKE SULLIVAN, SONIA THOMAS
(ADMINISTRATIVE ASSISTANT), BRUCE SIRMAN, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

   THE UK ECONOMY IS SLOWING AND INTEREST RATES REMAIN HIGH -- NOT AN IDEAL ENVIRONMENT FOR SMALLER COMPANIES. HOWEVER, THE FUND CONTINUES TO EMPHASIZE COMPANIES IN THE SERVICE SECTOR WHICH HAVE VISIBLE EARNINGS GROWTH AND PRICING POWER. THE ALLOCATION TO THE UK WAS OVERWEIGHT THROUGHOUT THE PERIOD, VARYING BETWEEN 19% AND 25%.

   THE ALLOCATION TO THE UK WILL LIKELY BE REDUCED OVER THE COMING MONTHS. WHILE THE OVERWEIGHT POSITION HAS BEEN POSITIVE FOR PERFORMANCE, CONCERN ABOUT THE ECONOMIC OUTLOOK AND THE SPEED OF INTEREST-RATE CUTS MAY LEAVE SMALLER UK-BASED COMPANIES ON THE SIDELINES FOR SOME TIME.

CONTINENTAL EUROPE

o Continental Europe was the best-performing region for smaller companies over the last 12 months. Total returns were 16.2% compared with 25.9% for larger companies. The stock markets of Italy and Spain offered the best returns at 48.35% and 35.2%, respectively. Overall, the strong growth in the European economy, lower interest rates, low valuations, and reasonable earnings growth rates offered many attractive investment opportunities.

   The portfolio has maintained a neutral to slightly overweight position in Continental Europe throughout the period, peaking at approximately 25% in November 1997 and ending the period at approximately 23%. Toward the end of the period, concern has grown about the future growth prospects for Europe. The Fund has been reducing exposure to more cyclical sectors of the market, but will maintain a neutral weighting for the next few months.

JAPAN

o For much of the year, the economic background in Japan continued to deteriorate. The market appeared to be in the grip of deflation, a banking crisis, and policy paralysis. The government announced fiscal stimulus packages which failed to meet investor expectations, and the market fell. Indeed, for the period as a whole, smaller companies fell 17.5%, compared to a fall of 15% for larger companies. A change in government during the summer did little to improve investor sentiment, and plans for a resolution of the banking crisis were met with skepticism among investors. Indeed, concern about the impact of Japan's problems on the rest of the world was a partial trigger for the collapse in world markets in the summer.

   THE FUND HAD BEEN SIGNIFICANTLY UNDERWEIGHTED IN JAPANESE SMALLER COMPANIES THROUGHOUT THE PERIOD. HOWEVER, THE ALLOCATION WAS INCREASED TOWARD THE END OF THE YEAR, AS TENTATIVE SIGNS OF SOME IMPROVEMENT IN THE JAPANESE SITUATION EMERGED. THE MOVE TO GRADUALLY INCREASE THE POSITION CLOSER TO THE FUND'S BENCHMARK WILL LIKELY CONTINUE OVER THE NEXT FEW MONTHS.

PACIFIC BASIN

o Given the economic background, it was not surprising that the Pacific Basin was the worst performer for the 12-month period ending on October 31, falling 27.6%. There was no respite to the worsening news in the region, although during the drop in global markets in August and particularly in September, the Pacific Basin performed relatively well. As US interest rates and the dollar fell, interest rates in the region also declined, providing a stimulus to equity markets.

   The Fund began the year with an underweighted position which remained in place throughout the period. Looking ahead, we are likely to increase the allocation. While the underperformance from smaller companies has been severe, there are tentative signs of improvements at the corporate level which may lead to selective opportunities in the region.

SUMMARY

The past year has seen a fundamental change in most equity markets. All-time highs were followed by sharp corrections, which were then followed by sharp rallies. As volatility increased, investors avoided the perceived risks of smaller companies. As a result, smaller companies, as measured by the Salomon Smith Barney Extended Market Index World, underperformed large companies by 20.2% for the year.

Clearly, continued volatility will not favor small caps. However, there are signs of renewed investor interest in US small caps which could spread to other regions. Certainly the growth and valuation combination of small caps looks more attractive than those for large caps in the US, Europe, and the UK, while there is plenty of scope for positive surprise in Asia.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                                       SALOMON
                                                      BROTHERS
                                                        WORLD
                                            FUND      EM Index
                                            ------------------
CONTINENTAL EUROPE                          22.83%     19.70%
    Austria                                  0.72       0.13
    Belgium                                  0.30       0.58
    Denmark                                  2.44       0.37
    Finland                                    --       0.41
    France                                   5.90       3.36
    Germany                                  1.88       3.89
    Ireland                                  0.27       0.24
    Italy                                    0.68       1.95
    Netherlands                              3.36       2.69
    Norway                                   2.18       0.19
    Portugal                                   --       0.17
    Spain                                      --       1.36
    Sweden                                   2.15       1.20
    Switzerland                              2.95       3.16
JAPAN                                        5.79       8.52
PACIFIC                                      1.96       2.68
    Australia                                1.03       1.50
    Hong Kong                                0.42       0.90
    New Zealand                              0.10       0.09
    Singapore                                0.21       0.19
    Taiwan                                   0.15         --
    Thailand                                 0.05         --
UNITED KINGDOM                              18.06      10.61
UNITED STATES                               40.31      56.45
OTHER                                        1.48       2.04
    Bermuda                                  0.18         --
    Canada                                   1.30       2.04
OTHER ASSETS LESS LIABILITIES                9.57         --
                                         --------   --------
TOTAL                                      100.00%    100.00%
                                         --------   --------
                                         --------   --------


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

BUSINESS SERVICES            11.9%      $103,555,264
RETAILING                     7.1%      $ 61,628,676
CONSUMER GOODS AND SERVICES   6.8%      $ 59,249,735
DRUGS AND HEALTH CARE         6.5%      $ 56,154,196
CONSTRUCTION AND PROPERTY     6.4%      $ 55,436,874


REGIONAL ALLOCATION
OCTOBER 31, 1998

[The table below represents a pie chart]

United\rStates\r40.31%       40.31%
Continental\rEurope\r22.83%  22.83%
United\rKingdom\r18.06%      18.06%
Japan\r5.79%                  5.79%
Pacific\r1.96%                1.96%
Other\r1.48%                  1.48%
Other Assets\rLess
     Liabilities\r9.57%       9.57%


LARGEST PORTFOLIO HOLDINGS
October 31, 1998

SECURITY                                      VALUE
----------                               ---------------
CMG (Netherlands)                         $17,422,976
F.I. Group (UK)                            16,065,600
Ashtead Group (UK)                         13,085,933
Pizza Express (UK)                         12,718,600
PSSWorld Medical (US)                      11,174,250
Tandberg Television (Norway)               10,920,127
National Express Group (UK)                10,616,266
Modis Professional Services (US)           10,296,525
Tilbury Douglas (UK)                       10,041,000
Total Renal Care Holdings (US)              9,856,326

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                                                    AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                           CLASS A       CLASS B       CLASS D
                                                                                            SINCE         SINCE         SINCE
                                                 SIX            ONE          FIVE         INCEPTION     INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS          9/9/92       4/22/96        5/3/93
                                              ---------       ------        -------    ------------ ------------  ------------
CLASS A**
With Sales Charge                              (22.56)%       (10.30)%       10.41%        14.49%         n/a           n/a
Without Sales Charge                           (18.67)         (5.82)        11.49         15.41          n/a           n/a

CLASS B**
With CDSC+                                     (23.06)        (11.01)          n/a           n/a        (0.19)%         n/a
Without CDSC                                   (19.01)         (6.54)          n/a           n/a         0.91           n/a

CLASS D**
With 1% CDSC                                   (19.76)         (7.43)          n/a           n/a          n/a           n/a
Without CDSC                                   (18.95)         (6.53)        10.66           n/a          n/a         12.77%

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE***       (20.67)        (10.59)         5.97         10.70++      (0.58)0        8.8600

SALOMON SMITH BARNEY EM INDEX WORLD***         (14.80)         (4.49)         7.13         10.09+++      4.110         8.9400

NET ASSET VALUE

                 OCTOBER 31, 1998          APRIL 30, 1998             OCTOBER 31, 1997
                ------------------         ---------------           ------------------
CLASS A               $14.11                   $17.35                     $15.62
CLASS B                13.46                    16.62                      15.04
CLASS D                13.47                    16.62                      15.05

CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                   $0.627
REALIZED               (0.257)
UNREALIZED              0.559 000

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


------------------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges.The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+    The CDSC is 5% for periods of one year or less, and 3% since inception.
++   From September 10, 1992.
+++  From August 31, 1992.
0    From April 30, 1996.
00   From April 30, 1993.
000 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[The table below represents a line chart]

Date        Class A        Class A    Salomon Bros.    Lipper Global
          With Sales    Without Sales   World EM         Small Cap
             Load           Load          Index          Fds. Avg.

9/9/92       9520           10000          10000          10000
10/31/92     9533           10014          9787           10015
1/31/93      10528          11059          10523          10958
4/30/93      11343          11915          11655          11702
7/31/93      12225          12841          12252          12396
10/31/93     13334          14006          12822          13974
1/31/94      15150          15914          13511          15151
4/30/94      14895          15645          13346          14533
7/31/94      14263          14982          13383          14215
10/31/94     16037          16846          13609          15015
1/31/95      14757          15501          12860          13764
4/30/95      16461          17291          13807          14657
7/31/95      18567          19504          14831          16494
10/31/95     19260          20231          14546          16398
1/31/96      19922          20926          15482          17161
4/30/96      22540          23677          16879          18945
7/31/96      21930          23036          15879          18069
10/31/96     22526          23661          16710          18759
1/31/97      23205          24375          17258          19714
4/30/97      22049          23161          16662          18880
7/31/97      25016          26277          19110          21639
10/31/97     24391          25621          18942          20883
1/31/98      23981          25191          18782          20265
4/30/98      28247          29671          21234          23538
7/31/98      26928          28286          19759          21799
10/31/98     22972          24130          18091          18672

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 36, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
ICON (ADRs) (UK)                    205,000      205,000
Kaba Holding
   (Switzerland)                     15,000       15,000
Nobel Biocare (Sweden)              513,484      513,484
Personnel Group
   of America (US)                  307,300      529,300
Premier Parks (US)                  286,300      365,700(1)
Primark (US)                        190,100      190,100
PSSWorld Medical (US)               349,600      507,200
Superior Services (US)              197,700      197,700
Tandberg Television
   (Norway)                       1,180,000    1,180,000
Vlasic Foods International
   (US)                             254,100      254,100

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          DECREASE      10/31/98
-----------                       -----------   -----------
Ceridian (US)                       107,100       79,800
COLT Telecom Group (UK)             800,000(2)        --
David Brown Group (UK)            1,831,232           --
FactSet Research
   Systems (US)                     271,000           --
Jacor Communications (US)           138,500        8,900
MAPICS(US)                          626,300           --
Montupet (France)                   156,347      159,354(3)
Otra (Netherlands)                  448,803           --
Scherer (R.P.)(US)                  122,300           --
Telinfo (Belgium)                    94,200       24,840

   Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------------------------
(1)  Includes 39,700 shares received as a result of a 2-for-1 stock split.

(2)  Includes 600,000 shares received as a result of a 4-for-1 stock split.

(3)  Includes shares received as a result of a 10-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
COMMON STOCKS  89.58%
AUSTRALIA  1.03%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines (Consumer
   Goods and Services)                               259,000          $  857,251
COCHLEAR
   Developer and marketer of
   hearing aids (Medical
   Products and Technology)                          166,000             840,325
CSL
   Developer, manufacturer,
   and marketer of human and
   veterinary pharmaceutical and
   diagnostic products (Medical
   Products and Technology)                          183,500           1,335,041
FUTURIS
   Mini-conglomerate  with
   interests in automobile
   components,  building
   materials, and financial
   services (Automotive Parts
   Manufacturing)                                    804,822             824,283
NATIONAL FOODS
   Marketer of dairy products;
   fruit juice  processor;  producer
   of food packaging (Consumer
   Goods and Services)                               566,000           1,046,262
NATIONAL MUTUAL PROPERTY TRUST
   Operator of commercial office
   and industrial real estate
   properties (Construction
   and Property)                                     423,900             354,732
PASMINCO
   Explorer, producer, and
   developer of lead, zinc,
   and silver mines (Metals)                       1,320,000           1,079,885
STOCKLAND TRUST GROUP
   Real estate developer and
   marketer (Construction
   and Property)                                     437,300           1,009,628
TAB*
   Gaming company which
   markets wagers on horse
   racing and sporting events
   (Leisure and Hotels)                              510,000             971,410
HENRY WALKER GROUP
   Provider of civil engineering
   and mining services
   (Support Services)                                550,500             615,379
                                                                ----------------
                                                                       8,934,196
                                                                ----------------
AUSTRIA  0.72%
BAU HOLDINGS
   (VOTING PREFERENCE SHARES)
   Construction and civil
   engineering (Construction
   and Property)                                      94,250           4,187,449
BAU HOLDINGS
   Construction and civil
   engineering (Construction
   and Property)                                      37,894           2,100,428
                                                                ----------------
                                                                       6,287,877
                                                                ----------------
BELGIUM  0.30%
TELINFO
   Developer of
   telecommunication
   networks for businesses
   (Telecommunications)                               24,840           2,643,017
                                                                ----------------
BERMUDA  0.18%
DAIRY FARM INTERNATIONAL
   HOLDINGS
   International food retailer,
   manufacturer, and wholesaler
   (Retailing)                                       657,500             808,725
STIRLING COOKE BROWN HOLDINGS
   Provider of risk management
   services and products
   (Financial Services)                               44,200             792,837
                                                                ----------------
                                                                       1,601,562
                                                                ----------------
CANADA  1.30%
FINNING INTERNATIONAL
   Lessor of construction
   equipment (Construction and
   Property)                                         210,000           1,613,813


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
CANADA (CONTINUED)
FIRSTSERVICE*
   Provider of property
   management and
   business services
   (Business Services)                               196,900         $ 2,288,962
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Technology)                                       57,300           2,574,919
TELEGLOBE
   Owner and operator of a
   worldwide telecommunication
   network (Telecommunications)                      110,000           3,010,376
TROJAN TECHNOLOGIES*
   Worldwide environmental
   company which specializes
   in the disinfection of drinking
   water via ultraviolet light
   (Support Services)                                100,000           1,828,794
                                                                ----------------
                                                                      11,316,864
                                                                ----------------
DENMARK  2.44%
DANSKE TRAELASTKOMPAGNI
   Timber supply company
   (Construction and Property)                        87,130           6,646,494
NEUROSEARCH*
   Researcher and developer
   of disease remedies
   (Drugs and Health Care)                            15,000           1,084,642
SONDAGSAVISEN
Operator and distributor of
companies in the media
industry (Media)                                      30,500           1,502,606
SYDBANK
   Commercial financial services
   provider (Financial Services)                      98,784           4,442,800
THORKILD KRISTENSEN
   Property development
   (Construction and Property)                        84,796           7,546,526
                                                                ----------------
                                                                      21,223,068
                                                                ----------------
FINLAND
TAMRO (SERIES A)
   Pharmaceutical distributor for
   Scandinavia and the Baltics
   (Drugs and Health Care)                               230               1,234
                                                                ----------------
FRANCE  5.69%
COMPAGNIE FRANCAISE D'FTUDES
   ET DE CONSTRUCTION TECHNIP
   "TECHNIP"
   Engineering contractor
   (Construction and Property)                        49,000         $ 4,990,086
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)                           22,555           1,573,321
ECIA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                     51,048           9,707,217
ETAM DEVELOPPEMENT
   Retailer of women's clothing
   and intimate apparel (Retailing)                  109,663           5,534,542
L'EUROPENNE D'EXTINCTEURS++
   Manufacturer and distributor of
   fire extinguishers
   (Manufacturing)                                   132,225           6,887,712
GENSET (ADRS)*
   DNA technology firm seeking
   to identify and patent genes
   and regulatory regions related
   to specific diseases (Drugs and
   Health Care)                                      137,000           4,067,188
INTERNATIONAL METAL SERVICE
   Distributor and broker of
   specialized metal
   products (Metals)                                 100,570             942,617
MONTUPET
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                    159,354           7,088,783
SYLEA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                     52,337           3,197,953
VIRBAC
   Manufacturer of veterinary
   drugs and products
   (Veterinary Products)                              83,053           5,540,360
                                                                ----------------
                                                                      49,529,779
                                                                ----------------


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
GERMANY  1.24%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive products
   (Automotive Parts
   Manufacturing)                                     33,600             643,966
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)                         2,615             845,844
GERRY WEBER INTERNATIONAL
   Designer and manufacturer
   of women's apparel
   (Manufacturing)                                     4,281              98,354
HAWESKO HOLDING
   Provider of telecommunication
   services (Telecommunications)                      96,000           4,817,412
MOEBEL WALTHER
   Retailer of furniture and related
   products (Retailing)                              134,821           4,401,653
                                                                ----------------
                                                                      10,807,229
                                                                ----------------
HONG KONG  0.42%
BEIJING DATANG POWER
   GENERATION
   Generator and distributor
   of electric power
   (Electric Utilities)                            2,306,000             714,623
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)                              873,000             324,085
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                                     222,000             515,979
KERRY PROPERTIES
   Investor and developer in
   the real estate industry
   (Construction and Property)                       205,000             126,396
LI & FUNG
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                                     356,200             556,527
SHENZHEN EXPRESSWAY
   Developer and operator of
   highways (Transportation)                       3,512,000             793,595
SOUTH CHINA MORNING POST
   English language
   newspaper (Media)                                 300,000             160,759
  YANZHOU COAL MINING
  (SERIES H)*
   Mining company producing
   prime-quality, low-sulphur
   coal (Resources)                                2,134,000             418,837
                                                                ----------------
                                                                       3,610,801
                                                                ----------------
IRELAND  0.27%
ESAT TELECOM GROUP (ADRS)*
   Provider of telecommunication
   services (Telecommunications)                      77,700           2,379,563
                                                                ----------------
ITALY  0.68%
LA DORIA++
   Producer of foods, specializing
   in fruits, fruit juices, and canned
   tomatoes (Consumer Goods
   and Services)                                   1,686,091           5,922,433
                                                                ----------------
JAPAN  5.79%
AIYA
   Operator of restaurant chain
   (Restaurants)                                      84,600             756,364
ASAHI DIAMOND INDUSTRIES
   Manufacturer of diamond-tipped
   tools (Manufacturing)                             108,000             474,429
ASATSU
   Advertising agency (Advertising)                   77,500           1,439,072
BENESSE
   Provider of educational services
   (Business Services)                                41,400           1,904,062
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)                             53,000           1,038,814
FORVAL
   Producer of telephone systems
   (Telecommunications)                               40,000             230,389
FUJI FIRE AND MARINE INSURANCE
   Non-life insurance firm
   (Financial Services)                              344,000             656,505


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
JAPAN  (CONTINUED)
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                                83,300         $ 1,314,038
FUJITSU BUSINESS SYSTEMS
   Distributor of computer
   equipment (Business Services)                     107,900           1,127,929
GLORY KOGYO
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                                   108,000           1,309,091
  H.I.S.
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                               56,000           1,059,102
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                                     206,000             655,233
HITACHI INFORMATION SYSTEMS
   Leading data processing firm
   (Computer Software)                                84,000             758,220
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                                    76,800             725,581
HOGY MEDICAL
   Producer of disposable surgical
   gowns and medical supplies
   (Medical Products and
   Technology)                                        28,000             655,921
HORIBA INSTRUMENTS
   Manufacturer of instruments
   and analyzers (Electronics)                       147,000           1,353,424
IINO KAIUN KAISHA
   Shipping company
   (Transportation)                                  643,000           1,044,720
JAPAN INFORMATION PROCESSING SERVICE
   Computer software developer
   (Computer Software)                                86,100             680,954
JOSHIN DENKI
   Budget electrical appliance
   retailer (Retailing)                              124,000             261,165
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                                     134,000           1,128,906
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care)                            57,000             842,321
KOMATSU SEIREN
   Printer of long-staple fabrics
   (Manufacturing)                                   160,000             481,410
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods)                          101,000           1,858,070
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunication equipment
   (Telecommunications)                              108,600             774,881
MITSUBISHI CABLE INDUSTRIES
   Manufacturer of wire and cable
   products (Manufacturing)                          280,000             426,048
MITSUBISHI GAS CHEMICAL
   Chemical producer
   (Chemicals)                                       137,000            359, 209
  MITSUI HOME
   Home builder (Construction
   and Property)                                     325,000           1,570,170
NAMURA SHIPBUILDING
   Shipbuilder (Capital Goods)                       241,000             414,356
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)                          66,000             717,730
NIPPON BROADCASTING SYSTEM
   Vendor of time slots of radio
   broadcasting;  producer and
   marketer of radio programs
   (Media)                                            17,000             577,262
NIPPON SEIKI
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                    126,000             834,043
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property)                       101,500             663,142
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)                              125,000             730,711

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
JAPAN (CONTINUED)
NISSHIN FIRE & MARINE INSURANCE
   Non-life insurance company
   (Financial Services)                              288,000             740,271
NITTETSU MINING
   Open cast coal miner
   (Resources)                                       102,000             256,918
NOVA
   Provider of language instruction
   courses (Consumer Goods
   and Services)                                     132,000             397,163
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   Island (Electric Utilities)                        55,300             941,277
OLYMPUS OPTICAL
   Manufacturer of optoelectronic
   and other products (Electronics)                  186,000           1,918,762
OTSUKA KAGU
   Furniture retailer (Retailing)                     19,200           1,056,351
RYOYO ELECTRO
   Distributor of electronic goods
   (Electronics)                                     152,000           1,021,827
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                                      94,000             832,323
SANKYO
   Manufacturer of pachinko game
   equipment (Manufacturing)                         117,100           2,003,258
  SANYO SPECIAL STEEL
   Steel manufacturer (Metals)                       681,000             538,594
SHIMACHU
   Furniture retailer (Retailing)                     61,600           1,043,215
SODICK
   Manufacturer of
   electrodischargers
   (Manufacturing)                                   273,000             528,046
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                                        82,600           1,079,321
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                                       146,000             739,256
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                                    82,000             820,529
TOWA PHARMACEUTICAL
   Generic drug wholesaler
   (Drugs and Health Care)                           123,000             719,020
TOYO INK MANUFACTURING
   Ink manufacturer (Chemicals)                      224,000             456,377
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                                   290,900           1,517,957
TSUDAKOMA
   Manufacturer of air-jet looms
   (Manufacturing)                                   674,000           1,013,969
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                               107,200           1,336,256
XEBIO
   Retailer of outdoor clothing
   (Retailing)                                       110,400           2,021,509
YOKOHAMA REITO
   Cold storage, freezing, and
   loading services (Distribution)                   118,000             587,337
                                                                ----------------
                                                                      50,392,808
                                                                ----------------
NETHERLANDS  3.36%
ATHLON GROEP
   Automotive service supplier
   (Consumer Goods and Services)                      62,680           1,780,205
  BENCKISER (SERIES B)
   Producer and supplier of
   household cleaning
   products (Consumer
   Goods and Services)                                75,134           4,263,807
CMG
   Information technology
   consulting (Support Services)                     749,000          17,422,976
SAMAS GROEP
   Manufacturer of office
   furniture (Manufacturing)                         344,057           5,733,976
                                                                ----------------
                                                                      29,200,964
                                                                ----------------
NEW ZEALAND  0.10%
AUCKLAND INTERNATIONAL AIRPORT*
   Owner and operator of the
   Auckland International
   Airport (Transportation)                          395,000             409,978

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
NEW ZEALAND (CONTINUED)
SKY NETWORK TELEVISION*
   Operator of pay television
   (Media)                                           352,100          $  447,491
                                                                ----------------
                                                                         857,469
                                                                ----------------
NORWAY  2.18%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)                       855,577           7,859,585
MERKANTILDATA
   Distributor and supplier
   of information technology
   (Computer Software)                                18,200             183,291
TANDBERG  TELEVISION*
   Developer  of products  and
   systems  used for  television
   signals which transfer programs
   from channel sources to
   viewers (Media)                                 1,180,000          10,920,127
                                                                ----------------
                                                                      18,963,003
                                                                ----------------
SINGAPORE  0.21%
KEPPEL FELS
   Builder of offshore drilling
   rigs, production platforms,
   and related specialized vessels
   (Industrial Goods and Services)                   336,000             608,463
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                     205,000             681,860
  WANT WANT HOLDINGS
   Manufacturer of rice crackers
   (Consumer Goods and Services)                     462,360             550,209
                                                                ----------------
                                                                       1,840,532
                                                                ----------------
SWEDEN  2.15%
ANGPANNEFORENINGEN (SERIES B)
   Engineering consultancy
   (Business Services)                               130,481           1,992,076
BURE INVESTMENT AKTIEBOLAGET
   Investment company
   (Financial Services)                              448,995           5,962,022
SWEDEN (CONTINUED)
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                                   133,246           2,282,166
MUNSKJO
   Producer of specialty paper
   (Paper and Printing)                              284,800           2,192,315
NOBEL BIOCARE
   Developer of titanium implants,
   hearing aids, and facial
   prostheses (Medical Products
   and Technology)                                   513,484           6,258,385
                                                                ----------------
                                                                      18,686,964
                                                                ----------------
SWITZERLAND  2.95%
BON APPETIT HOLDING++
   Food retailer (Retailing)                           7,996           4,420,197
BON APPETIT HOLDING (WARRANTS)
   Food retailer (Retailing)                           9,653               5,358
HERO
   Producer and exporter of
   food and beverages (Consumer
   Goods and Services)                                 7,340           4,644,194
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                                15,000           7,270,776
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)                      42,178           9,301,446
                                                                ----------------
                                                                      25,641,971
                                                                ----------------
TAIWAN  0.15%
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                          86,600           1,337,970
                                                                ----------------
THAILAND  0.05%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronics)                                     171,500             458,668
                                                                ----------------
UNITED KINGDOM  18.06%
AEA TECHNOLOGY
   Provider of engineering and
   research and development
   services (Industrial Goods
   and Services)                                     300,000           3,664,965

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED KINGDOM (CONTINUED)
ALLIED LEISURE
   Bowling alley operator
   (Leisure and Hotels)                            4,625,000         $ 1,934,984
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property)                     4,010,000          13,085,933
BTG
   Technology transfer company
   assisting in the commercialization
   of technological innovations
   (Technology)                                      328,000           1,825,119
CAPITAL RADIO
   Commercial radio station
   (Media)                                           680,200           5,691,574
CHIROSCIENCE GROUP
   Pharmaceutical company
   specializing in pharmaceuticals
   for cancer, pain, and
   inflammatory disorders
   (Drugs and Health Care)                           255,000           1,194,879
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                                     3,107,527           7,098,609
COBHAM
   High-integrity engineering
   (Manufacturing)                                   600,000           7,470,504
DAWSON GROUP
   Rentor of commercial vehicles
   (Transportation)                                1,324,600           4,322,600
DIAGONAL
   Provider of information
   technology services
   (Business Services)                               105,000           1,546,314
DRUCK HOLDINGS
   Worldwide engineering group
   (Industrial Goods and Services)                   421,200           1,973,659
ELECTRONICS BOUTIQUE
Electronic games retailer
(Retailing)                                        6,240,000           8,562,965
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software)                             4,000,000          16,065,600
FITNESS FIRST*
   Owner and operator
   of health and
   fitness facilities
   (Drugs and Health Care)                           172,083          $  691,154
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)                    350,000           3,221,488
GWR GROUP
   Local commercial radio
   station operator (Media)                        1,733,700           5,556,079
HOLMES PLACE
   Owner and operator of health
   clubs (Leisure and Hotels)                        550,000           1,376,035
IBC GROUP
   Business information
   and education group
   (Business Services)                             1,695,000           9,460,003
ICON (ADRS)*
   Provider of clinical research
   and development services to
   the pharmaceutical and
   biotechnology industries
   (Business Services)                               205,000           5,752,813
NATIONAL EXPRESS GROUP
   Long distance coach services
   operating in the UK and
   Europe (Transportation)                           625,000          10,616,266
PARITY
   Provider of software engineering
   and consulting services
   (Computer Software)                             1,105,000           8,367,709
PEPTIDE THERAPEUTICS
   Biopharmaceuticals
   development company
   (Drugs and Health Care)                           150,000             200,820
PIZZA EXPRESS
   Operator of restaurant chain
   (Restaurants)                                   1,000,000          12,718,600
SHIRE PHARMACEUTICALS*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Drugs and Health Care)                           362,500           2,581,269
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)                     2,500,000          10,041,000

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED KINGDOM (CONTINUED)
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Automotive Parts
   Manufacturing)                                    328,000             557,142
TRIFAST
   Manufacturer and distributor
   of fasteners for the
   electronics industry
   (Electrical Distribution)                         463,800           3,997,272
  TRINITY INTERNATIONAL HOLDINGS
   Publisher of regional
   newspapers in the UK, US,
   and Canada (Media)                                935,100           7,034,180
VANGUARD MEDICA GROUP
   Emerging biopharmaceutical
   company planning to develop
   and commercialize new drugs
   (Drugs and Health Care)                           184,543             599,135
VANGUARD MEDICA GROUP
   (WARRANTS)*
   Emerging biopharmaceutical
   company planning to develop
   and commercialize new drugs
   (Drugs and Health Care)                            26,362               1,324
                                                                ----------------
                                                                     157,209,994
                                                                ----------------
UNITED STATES  40.31%
ACXIOM*
   Provider of data processing
   services (Computer Software)                      186,300           4,692,431
AFFILIATED  COMPUTER  SERVICES
(CLASS A)*
   Provider of  information
   technology services and
   electronic funds transfer
   processing (Business Services)                    150,500           5,568,500
ALLIED WASTE INDUSTRIES
   Provider of integrated waste
   disposal services (Industrial
   Goods and Services)                               282,600           6,084,731
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)                     97,200           1,281,825
AMERICAN HOMEPATIENT*
   Provider of home health
   care services (Drugs and
   Health Care)                                       76,100          $  197,384
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes
   (Manufacturing)                                   295,700           4,805,125
AMERICAN MANAGEMENT SYSTEMS*
   Provider of information
   technology consulting services
   (Business Services)                                50,000           1,540,625
ANALOG DEVICES*
   International manufacturer
   and marketer of linear and
   digital integrated circuits
   (Semiconductors)                                  100,700           2,001,413
ANTEC*
   Developer and supplier of fiber
   optic transmission, construction,
   and maintenance equipment
   for the cable television industry
   (Telecommunications)                              205,900           3,403,784
AURORA FOODS*
   Producer and marketer of
   brand name food products
   (Consumer Goods and Services)                     113,000           1,977,500
AVANT!*
   Developer and marketer
   of software products that
   assist design engineers
   (Computer Software)                               205,300           3,496,516
  AVX
   Manufacturer and supplier of
   passive electronic components
   and related products
   (Electronics)                                     291,600           5,175,900
BA MERCHANT SERVICES (CLASS A)*
   Provider of payment processing
   services (Business Services)                      188,200           3,058,250
BACOU USA*
   Designer and manufacturer of
   personal protective gear
   (Industrial Goods and Services)                   205,000           3,574,687

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
BARNES AND NOBLE*
   Owner and operator of retail
   book stores and superstores
   (Retailing)                                       132,300        $  4,316,288
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)                     115,300           3,941,819
BISYS GROUP*
   Provider of data processing
   services for banks (Business
   Services)                                         105,700           4,637,588
BUDGET GROUP*
   Owner and operator of
   Budget Rent-a-Car franchises
   (Consumer Goods and Services)                      65,200           1,169,525
BURR-BROWN*
   Manufacturer of microelectric
   data devices for business
   end-users (Technology)                            285,600           5,310,375
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and producer
   of oil and gas (Energy)                           114,200           1,941,400
CALENERGY*
   Developer of geothermal energy
   power (Electric Utilities)                        203,300           5,565,338
CALPINE*
   Developer of power generation
   facilities (Electric Utilities)                   397,900           8,853,275
CARRIAGE SERVICES*
   Provider of funeral services
   and products (Consumer Goods
   and Services)                                     148,600           3,473,525
CASELLA WASTE SYSTEMS*
   Provider of non-hazardous solid
   waste collection, disposal,
   and recycling services
   (Capital Goods)                                   140,400           4,115,475
CCA PRISON REALTY TRUST
   Real estate investment trust
   investing in prisons
   (Financial Services)                              196,800           4,624,800
CERIDIAN*
   Provider of data processing
   services (Business Services)                       79,800           4,578,525
COGNEX*
Manufacturer of machine vision
systems (Electronics)                                254,300         $ 3,949,597
COMPDENT*
   Provider of managed-care
   dental services (Medical
   Products and Technology)                          281,800           3,399,213
COPART*
   Auctioneer of damaged
   vehicles for insurance
   companies (Retailing)                             129,200           2,907,000
CORPORATE EXPRESS*
   Supplier of office products
   (Retailing)                                       518,900           6,048,428
COX RADIO (CLASS A)*
   Operator of radio stations
   (Media)                                           196,800           7,367,700
CRUSADER HOLDING*
   Provider of community
   banking services, including
   residential mortgages and
   commercial leases (Financial
   Services)                                          35,910             426,431
DUANE READE*
   Retail drugstore chain
   (Retailing)                                       106,400           4,109,700
EDUTREK INTERNATIONAL*
   Operator of post-secondary
   educational colleges in three
   countries (Technology)                            187,700           1,378,422
FUSION SYSTEMS (RIGHTS)*
   Supplier of ultraviolet curing
   systems, photostabilizers, and
   single-wafer ashers used in
   semiconductor device
   manufacturing (Capital Goods)                      70,000               1,094
GENERAL CABLE
   Designer, developer, manufacturer,
   marketer, and distributor of wire
   and cable products for the
   communications and
   electrical markets
   (Manufacturing)                                    78,000           1,540,500
GENERAL SEMICONDUCTORS*
   Designer and manufacturer
   of power semiconductors
   (Technology)                                      191,200           1,517,650

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
   infrastructure equipment
   (Telecommunications)                              338,300        $  2,040,372
HA-LO INDUSTRIES*
   Distributor of specialty
   advertising products
   (Advertising)                                     208,300           5,884,475
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation services
   (Medical Products
   and Technology)                                   261,600           5,166,600
HEARST-ARGYLE TELEVISION (CLASS A)*
   Television broadcaster
   (Media)                                            42,000           1,165,500
HENRY SCHEIN*
   International marketer of health
   care products and services
   to medical providers (Medical
   Products and Technology)                           91,800           3,551,513
HMT TECHNOLOGY*
   Supplier of high-performance
   thin-film disks for high-end,
   high-capacity, hard disk drives
   (Technology)                                      180,200           1,548,594
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services (Business Services)                      199,700           1,073,388
INSIGNIA/ESG HOLDINGS*
   Provider of real estate services
   (Financial Services)                              143,799           1,833,437
INSO*
   Marketer and developer of
   textual information software
   (Computer Software)                               111,900           2,115,609
INTEGRATED  ELECTRICAL   SERVICES*
   Provider  of  electrical   contracting
   and  maintenance services to
   the commercial, industrial,
   and residential markets
   (Electronics)                                     111,400           1,886,838
IVEX PACKAGING*
   Manufacturer of specialty
   packages (Consumer Goods
   and Services)                                     151,700           2,683,194
JACOR COMMUNICATIONS*
   Radio broadcaster (Media)                           8,900             490,056
JOURNAL REGISTER*
   Newspaper publisher (Media)                       341,000           5,477,313
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of aftermarket
   collision replacement parts for
   automobiles and light trucks
   (Distribution)                                    139,600           2,600,050
LANDCARE USA*
   Provider of landscape and tree
   services in the commercial and
   institutional markets (Business
   Services)                                         251,900           2,015,200
MARCAM SOLUTIONS*
   Supplier of business planning
   applications and services
   (Computer Software)                               133,600             918,500
MARKET FACTS*
   Compiler of information for
   the optimization of the
   marketing decision process
   (Business Services)                               109,900           2,644,469
MCDERMOTT  INTERNATIONAL
   Manufacturer  of steam-
   generating and  environmental
   equipment and products;
   provider of engineering
   and construction services
   (Industrial Goods and Services)                   121,800           3,570,263
MEMBERWORKS*
   Provider of membership service
   programs for various industries
   (Consumer Goods
   and Services)                                     135,400           3,122,663
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services
   (Business Services)                               100,000           2,584,375

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
MICROCHIP TECHNOLOGY*
   Supplier of microcontrollers
   and related specialty
   memory products (Technology)                      190,100         $ 5,156,463
MICROGRAFX*
Developer and marketer of
graphics applications
and software (Business Services)                      30,900             281,962
MMI COMPANIES
   International health care risk
   management company
   (Financial Services)                              125,400           2,014,237
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services
   (Business Services)                               584,200          10,296,525
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering and
   scientific industries (Technology)                 55,800           1,529,269
NEW AMERICAN HEALTHCARE*
   Operator of acute-care hospitals
   (Drugs and Health Care)                            96,000           1,020,000
NOVA*
   Producer and marketer of
   petrochemicals and plastics;
   natural gas pipeline operator
   (Business Services)                               172,672           4,985,904
OAK INDUSTRIES*
   Manufacturer of cable television
   connectors and fiber optic
   components (Electronics)                           29,000             784,812
OM GROUP
   Producer of specialty chemicals
   (Chemicals)                                       183,900           5,999,737
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions (Drugs and
   Health Care)                                       95,700           3,307,631
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services
   (Business Services)                               529,300           8,204,150
PETERSEN COMPANIES (CLASS A)*
   Special-interest magazine
   publisher (Media)                                 159,700         $ 4,242,031
PHARMACEUTICAL PRODUCT
   DEVELOPMENT*
   Provider of consulting services in
   the discovery, environmental, and
   life sciences (Medical Products
   and Technology)                                    74,300           2,015,387
PHYSICIANS' SPECIALTY*
   Provider of practice management
   services to physicians
   (Drugs and Health Care)                           200,000           1,450,000
PIER 1 IMPORTS
   Retailer specializing in
   decorative home furnishings,
   gifts, and related items
   (Retailing)                                       162,000           1,498,500
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Business Services)                               122,300           2,927,556
PREMIER PARKS*
   Owner and operator of
   regional theme parks
   (Leisure and Hotels)                              365,700           8,113,969
PRIMARK*
Provider of information
through software and
databases (Consumer Goods
and Services)                                        190,100           5,132,700
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry
   (Business Services)                               159,200           3,781,000
PROVANT*
   Provider of training and
   development services
   (Business Services)                               161,200           1,884,025
PROVINCE HEALTHCARE*
   Provider of health care services
   in non-urban markets (Drugs
   and Health Care)                                  187,900           4,914,759

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment, and
   pharmaceuticals (Drugs
   and Health Care)                                  507,200        $ 11,174,250
QUORUM HEALTH GROUP*
   Owner and operator of
   acute-care hospitals
   (Drugs and Health Care)                            77,000           1,114,094
RENAL CARE GROUP*
   Provider of dialysis services
   (Medical Products
   and Technology)                                    16,400             477,137
RENEX*
   Provider of dialysis and
   ancillary services (Drugs and
   Health Care)                                      189,300             845,934
SANMINA*
   Provider of services for
   equipment manufacturers
   in the electronic industry
   (Industrial Goods
   and Services)                                     121,800           5,009,025
SANTA FE ENERGY RESOURCES*
   Explorer, producer, and
   developer of oil and gas
   (Resources)                                       289,800           2,354,625
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer, and
   vendor of generic
   pharmaceuticals (Drugs and
   Health Care)                                       72,400             769,250
SINCLAIR BROADCAST GROUP (CLASS A)*
   Diversified  broadcasting
   company that owns
   and services television and
   radio stations (Media)                            132,000           1,707,750
SOLA INTERNATIONAL*
   Designer and manufacturer
   of optical supplies (Consumer
   Goods and Services)                                41,000             786,687
STEINWAY MUSICAL INSTRUMENTS*
   Manufacturer of musical
   equipment (Consumer
   Goods and Services)                                90,600           1,998,862
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical design
   software (Computer Software)                      138,200         $ 2,003,900
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery  services,  as well as
   health care information and
   investment support systems
   (Computer Software)                                62,300           2,102,625
  SUPERIOR SERVICES*
   Provider of solid waste collection,
   disposal, and recycling
   services (Business Services)                      197,700           4,126,987
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services
   (Drugs and Health Care)                           402,299           9,856,326
TRANSACTION SYSTEMS ARCHITECTS*
   Producer of software products
   for the global electronic funds
   transfer market (Technology)                      125,100           4,515,328
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs,
   primarily in the antiviral area
   (Drugs and Health Care)                           127,500           1,490,156
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes
   (Capital Goods)                                   278,600           5,014,800
UNIGRAPHICS SOLUTIONS (Class A)*
   International provider of services
   used for virtual product develop-
   ment (Business Services)                          192,300           1,634,550
UNIVERSAL HEALTH SERVICES*
   Owner and operator of health
   care institutions (Drugs
   and Health Care)                                   79,700           4,089,606
U.S. FOODSERVICE*
   Distributor of food and
   related products (Business
   Services)                                         134,500           6,388,750
VALLEY NATIONAL GASES*
   Packager and distributor of
   gases (Chemicals)                                 282,300           1,940,812

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
VLASIC FOODS INTERNATIONAL*
   Manufacturer and marketer
   of branded convenience
   food products (Consumer
   Goods and Services)                               254,100        $  4,748,494
WATERS*
   Manufacturer of liquid
   chromatography instruments
   (Medical Products
   and Technology)                                    29,500           2,168,250
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
   medications (Medical Products
   and Technology)                                    73,900           4,110,688
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market (Consumer
   Goods and Services)                               145,000           3,516,250
XILINX*
   Supplier of field-programmable
   gate arrays (Technology)                           48,500           2,165,828
YOUTH SERVICES*
   Operator of residential and
   community-based programs
   for at-risk youths
   (Support Services)                                214,200             833,372
                                                             -------------------
                                                                     350,889,701
                                                             -------------------
TOTAL COMMON STOCKS
  (Cost $742,359,162)                                                779,737,667
                                                             -------------------
PREFERRED STOCKS  0.64%
  (Cost $7,883,115)
GERMANY 0.64%
GERRY WEBER INTERNATIONAL
   Designer and manufacturer
   of ladies' apparel
   (Manufacturing)                               275,472shs.         $ 5,579,390
                                                               -----------------
CONVERTIBLE BONDS  0.21%
  (Cost $1,698,581)
FRANCE 0.21%
L'EUROPENNE D'EXTINCTEURS
   41/4%, 1/1/2005
   (Manufacturing)                                $2,190,800          1,796,709
                                                               -----------------
SHORT-TERM HOLDINGS  1.15%
  (Cost $10,000,000)                                                  10,000,000
                                                               -----------------
TOTAL INVESTMENTS  91.58%
  (Cost $761,940,858)                                                797,113,766
OTHER ASSETS
  LESS LIABILITIES  8.42%                                             73,264,088
                                                                ----------------
NET ASSETS  100.00%                                                 $870,377,854
----------------
  *Non-income producing security.
 ++Affiliated  issuers  (a  Series'  holdings  representing  5% or  more  of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund


PERFORMANCE REVIEW
Seligman Henderson Global Technology Fund posted a return of -0.79% based on the net asset value of Class A shares for the year ended October 31, 1998. This compares to the 5.31% and 11.10% total returns of its peers, as measured by the Lipper Global Funds Average and the Lipper Science and Technology Funds Average, respectively. The Morgan Stanley Capital International World Index posted a total return of 15.69% for the same period.

The caution that we expressed in our report of April 30, 1998, proved appropriate, although our forecast did not extend to anticipating the scale of the collapse in technology share prices from August through October. Without the sharp rebound that we enjoyed over the last three weeks of October, we would have been obliged to report on one of the most disappointing half years since the Fund's launch.


US technology shares fared least poorly over the period although, at one stage, the Pacific Stock Exchange Technology Index had fallen more than 25% from its late July high. Smaller companies in the sector declined throughout the summer, and by early October, had fallen more than 40% from their April peak. In contrast, European technology shares proved resilient for most of the period before collapsing in September. Meanwhile, Asian technology companies continued their long period of underperformance.

FUND OBJECTIVE
Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.


                                    [PHOTO]


INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)






PORTFOLIO STRATEGY
    WE RAISED SUBSTANTIAL LIQUIDITY DURING THE SUMMER, TAKING PROFITS IN A BROAD RANGE OF EUROPEAN STOCKS. A SIGNIFICANT PROPORTION OF THAT LIQUIDITY WAS LATER REINVESTED IN THE US, ESPECIALLY JUST AFTER THE END OF THE FUND'S OCTOBER FISCAL YEAR.


    WE BELIEVE THAT THE EARLY OCTOBER LOW FOR THE SECTOR HAD ALL THE CHARACTERISTICS OF A MAJOR BOTTOM -- ONE WHICH SEEMs LIKELY, AT LEAST IN THE SHORT TERM, TO BE MARKED BY AN END TO THE EXTRAORDINARY UNDERPERFORMANCE OF SMALL-CAP US TECHNOLOGY SHARES. WE THEREFORE ADDED TO OUR POSITIONS IN A NUMBER OF SMALL- AND MID-CAP COMPANIES SUCH AS Amkor Technology, DII Group, AND Ziff-Davis. WE HAVE ALSO ADDED TO OUR CYCLICAL TECHNOLOGY WEIGHTING IN THE US. THIS REFLECTS OUR BELIEF THAT CONDITIONS IN THE SEMICONDUCTOR MARKET ARE NO LONGER DETERIORATING, AND THAT A HEALTHY PC MARKET SHOULD ALLOW A BETTER BALANCE BETWEEN COMPONENT SUPPLY AND DEMAND.


                                     [PHOTO]


US TEAM: (FROM LEFT) PAUL KRIEGER, PATRICK RENDA, LAWRENCE ROSSO,STORM BOSWICK, (SEATED) PAUL WICK (PORTFOLIO MANAGER); (NOT PICTURED) KEI YAMAMOTO

    THE IMPROVEMENT IN THESE AREAS SHOULD ALSO PROVIDE THE CONDITIONS NECESSARY FOR BETTER RELATIVE PERFORMANCE FROM ASIAN TECHNOLOGY SHARES. CONSEQUENTLY, WE HAVE NOT REDUCED OUR ASIAN WEIGHTING TO FINANCE OUR INCREASED US EXPOSURE, BUT HAVE INSTEAD CUT BACK ON OUR EUROPEAN POSITIONS. IN SO DOING WE HAVE TAKEN PROFITS IN SOME OF OUR MOST SUCCESSFUL HOLDINGS SUCH AS COLT Telecom Group, Vodafone, CMG, AND Logica.

SUMMARY
The recent spectacular rise in both markets and technology shares has taken us back into more neutral territory. However, we expect that the sector will enjoy another upward leg over the next several months, even if a pause occurs in the very short term. Confidence is slowly rebuilding; demand in the PC and networking markets remains robust, and at the margin, is improving in the components, communications, and wireless areas. Year 2000 issues may have the effect of concentrating corporate information technology (IT) demand into the first half of next year, thereby encouraging investors to chase (what may prove to be unsustainable) earnings momentum in the sector. European demand is proving resilient in the face of the global economic slowdown, a reflection of the far lower rates of IT penetration in Europe as compared to the US. Asian demand, although depressed, should be improving by the second half of 1999. Consequently, we anticipate further strength in the technology sector and do not expect any significant setbacks in early 1999, and if setbacks should occur then, they will be from considerably higher levels than at the end of October 1998.

Performance and Portfolio Overview
Seligman Henderson Global Technology Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998
                                                      MSCI
                                                      WoRLD
                                           fund       INDEX
                                          -------    -------
CONTINENTAL EUROPE                        14.54%     23.99%
    Austria                                    --       0.16
    Belgium                                    --       0.89
    Denmark                                    --       0.45
    Finland                                  1.09       0.55
    France                                   3.85       4.49
    Germany                                  1.56       4.96
    Ireland                                    --       0.22
    Italy                                    1.10       2.28
    Luxembourg                               1.18         --
    Netherlands                              1.86       2.57
    Norway                                     --       0.23
    Portugal                                   --       0.35
    Spain                                      --       1.60
    Sweden                                   2.39       1.31
    Switzerland                              1.51       3.93
JAPAN                                        4.56      10.22
PACIFIC                                      5.66       2.82
    Australia                                1.16       1.29
    Hong Kong                                  --       1.12
    New Zealand                                --       0.09
    Singapore                                2.44       0.32
    South Korea                              0.14         --
    Taiwan                                   1.92         --
UNITED KINGDOM                              10.87      10.43
UNITED STATES                               52.46      50.61
OTHER                                        5.86       1.93
    Canada                                   0.30       1.93
    Israel                                   5.56         --
OTHER ASSETS LESS LIABILITIES                6.05         --
                                         --------   --------
TOTAL                                      100.00%   100.00%
                                         ========   =======




LARGEST INDUSTRIES
October 31, 1998




COMPUTER SOFTWARE                   22.5%    $161,513,880
COMPUTER HARDWARE/PERIPHERALS       12.9%    $ 92,587,856
COMPUTER AND BUSINESS SERVICES       9.7%    $ 69,739,884
SEMI-CONDUCTORS                      8.8%    $ 63,305,565
ELECTRONICS                          8.0%    $ 58,683,716



REGIONAL ALLOCATION
OCTOBER 31, 1998




United States         52.46%     52.46%
Continental Europe    14.54%     14.54%
United Kingdom        10.87%     10.87%
Other                  5.86%      5.86%
Pacific                5.66%      5.66%
Japan                  4.56%      4.56%
Other Assets Less
Liabilities            6.05%      6.05%




LARGEST PORTFOLIO HOLDINGS
October 31, 1998

SECURITY                                     VALUE
----------                               ---------------
EMC (US)                                  $32,187,500
Synopsys (US)                              17,610,937
Lexmark International Group
   (Class A) (US)                          17,484,375
Maxim Integrated Products (US)             17,293,281
Network Associates (US)                    17,046,993
ECI Telecommunications (Israel)            16,625,000
Microsoft (US)                             15,885,938
The Learning Company (US)                  15,487,500
Electronic Arts (US)                       14,350,000
VeecoInstruments (US)                      11,912,500

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998



                                                                          AVERAGE ANNUAL
                                                              -------------------------------------
                                                                                           CLASS B
                                                                             SINCE          SINCE
                                                SIX             ONE        INCEPTION      INCEPTION
                                               MONTHS*         YEAR         5/23/94        4/22/96
                                             ----------       -------    ------------  ------------
CLASS A**
With Sales Charge                              (18.24)%        (5.53)%       18.93%          n/a
Without Sales Charge                           (14.16)         (0.79)        20.25           n/a
CLASS B**
With CDSC+                                     (18.72)         (5.62)          n/a          8.69%
Without CDSC                                   (14.54)         (1.55)          n/a          9.73
CLASS D**
With 1% CDSC                                   (15.40)         (2.51)          n/a           n/a
Without CDSC                                   (14.56)         (1.70)        19.25           n/a
Lipper Global Funds Average***                  (9.83)          5.31         10.74++        9.680
LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                   (4.74)         11.10         24.02++       14.640
MSCI WORLD INDEX***                             (2.85)         15.69         14.65+++      14.230

NET ASSET VALUE

                 OCTOBER 31, 1998      APRIL 30, 1998        OCTOBER 31, 1997
                ------------------     ---------------      ------------------
CLASS A               $12.48               $14.83                $15.14
CLASS B                11.98                14.31                 14.73
CLASS D                11.96                14.29                 14.73

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                   $2.586
REALIZED                0.802
UNREALIZED              1.07000



   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


------------------
    * Returns for periods of less than one year are not annualized.
   ** Return  figures  reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"),charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science & Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
  +   The CDSC is 5% for  periods of one year or less,  and 3% since  inception.
 ++   From May 26, 1994.
+++   From May 31, 1994.
  0   From April 30, 1996.
 00 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.
  As shown on page 54, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


Class A With Sales Load
Class A Without Sales Load
Class D Without CDSL
MSCI World Index
Lipper Global Funds Avg.
Lipper Sci. & Tech Fds. Avg.


5/23/94  9520     10000    10000    10000   10000    10000

7/31/94  9613     10098    10084    10165   10089    9874


10/31/94 11160    11723    11681    10491   10425    11759


1/31/95  10695    11234    11150    9987    9604     11377


4/30/95  13264    13933    13821    10997   10332    13185


7/31/95  16856    17706    17523    11649   11303    16641


10/31/95 17556    18441    18216    11543   11158    17245


1/31/96  15895    16697    16458    12522   11880    16436


4/30/96  17535    18419    18119    13116   12621    18456


7/31/96  15004    15760    15477    12734   12200    16172


10/31/96 16269    17090    16745    13486   12898    18920


1/31/97  19981    20988    20535    14189   13838    21533


4/30/97  18571    19507    19055    14536   13827    18908


7/31/97  23634    24826    24204    16957   16031    24437


10/31/97 21779    22877    22241    15813   15089    23391


1/31/98  21113    22178    21506    16750   15464    23009


4/30/98  25170    26439    25588    18829   17603    27281


7/31/98  23753    24951    24093    19012   17334    26628


10/31/98 21606    22696    21863    18293   15884    25987



LARGEST PORTFOLIO CHANGES
During the Six Months Ended October 31, 1998

                                            SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
Autodesk (US) ..................    200,000      300,000
Canon (Japan) ..................    300,000      300,000
DIIGroup (US) ..................    400,000      400,000
Koninklijke (Royal) Philips
   Electronics (Netherlands) ...    100,000      100,000
The Learning Company
   (US) ........................    600,000      600,000
Microsoft (US) .................    150,000      150,000
Novartis (Switzerland) .........      6,000        6,000
Platinum Technology
   (US) ........................    400,000      400,000
SCISystems (US) ................    200,000      200,000
WM-Data (Series B)
   (Sweden) ....................    176,900      176,900



                                           SHARES
                                  -------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/98
-------------                     -----------   -----------
AlcatelAlsthom (France)              63,000           --
America Online (US)                 190,000           --
American Power
   Conversion (US)                  275,000           --
COLT Telecom
   Group (UK)                     1,558,200(1)    480,000
Kulicke &Soffa
   Industries (US)                  600,000           --
LHS Group (Germany)                 135,000(2)        --
Logica (UK)                         349,000      201,000
Novellus Systems (US)               450,000           --
Storage Technology (US)             100,000       300,000(3)
Vodafone (UK)                       700,000       500,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


------------------
(1) Includes 1,367,400 shares received as a result of a 4-for-1 stock split.
(2) Includes  50,000  shares  received  as a result of a 2-for-1  stock  split.
(3) Includes 150,000 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund


                                                     SHARES          VALUE
                                                   -----------    ------------
COMMON STOCKS  93.95%
AUSTRALIA  1.16%
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)                         1,650,000        $ 8,352,625
                                                                ----------------
CANADA  0.30%
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Semiconductors)                                    48,400          2,174,975
                                                                ----------------
FINLAND  1.09%
NOKIA (SERIES A)
   Developer and manufacturer
   of cellular systems
   and equipment
   (Telecommunications)                                86,000          7,838,386
                                                                ----------------
FRANCE  3.85%
ALTRAN TECHNOLOGIES
   Provider of computer services
   (Computer and
   Business Services)                                  33,000          6,465,573
AXIME
   Provider of banking and financial
   services, emphasizing database
   development, communication
   networks, and integrated
   trading systems (Computer and
   Business Services)                                  24,500          4,627,974
RH(TM)NE-POULENC (SERIES A)
   Manufacturer of chemicals,
   polymers, fibers, pharmaceuticals,
   and agricultural chemicals
   (Medical Products and
   Technology)                                        210,000          9,614,275
STMICROELECTRONICS*
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunication industries
    (Electronics)                                      25,000          1,520,306
UNILOG
   Computer consultants
   (Computer and
   Business Services)                                  15,300          5,432,769
                                                                ----------------
                                                                      27,660,897
                                                                ----------------
Germany  1.56%
MANNESMANN
   Manufacturer of plant and
   machinery equipment;
   automotive optical inspection
   systems (Machinery and
   Equipment)                                         115,400      $  11,191,149
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control systems
   (Machinery and Equipment)                              445             27,066
                                                                ----------------
                                                                      11,218,215
                                                                ----------------
ISRAEL  5.56%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Provider of network "firewall"
    security systems
   (Computer Software)                                200,000          4,556,250
ECI TELECOMMUNICATIONS
   Provider of digital
   telecommunication and
   data transmission systems
   (Networking/Communications
   Infrastructure)                                    500,000         16,625,000
ORBOTECH*
   Manufacturer of automated
   optical inspection systems
   for circuit boards and
   flat panel displays
   (Electronics)                                      330,000         11,488,125
TECNOMATIX TECHNOLOGIES*++
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                                500,000          7,250,000
                                                                ----------------
                                                                      39,919,375
                                                                ----------------
ITALY  1.10%
TELECOM ITALIA
   Provider of telecom-
   munication services
   (Telecommunications)                             1,092,933          7,911,580
                                                                ----------------


----------------
See footnotes on page 62.
                                       56

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
JAPAN  4.56%
CANON
   Manufacturer of printers and
   photocopiers (Electronics)                         300,000     $    5,686,654
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics)                            60,800          3,528,046
MIMASU SEMICONDUCTOR
   Wafer inspection devices
   (Electronics Capital Equipment)                    180,000          2,011,605
MURATA MANUFACTURING
MANUFACTURER OF CAPACITORS
(ELECTRONICS)                                         125,000          4,223,082
RICOH
   Manufacturer of office
   equipment (Machinery and
   Equipment)                                         310,000          2,624,973
ROHM
   Producer of custom
   linear integrated circuits
   (Semiconductors)                                    37,000          3,276,166
SECOM
   Security services pioneer
   (Computer and
   Business Services)                                 109,000          8,105,308
SHARP
   Manufacturer of electronics
   (Electronics)                                      435,000          3,290,780
                                                                ----------------
                                                                      32,746,614
                                                                ----------------
LUXEMBOURG  1.18%
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   (Telecommunications)                                50,000          1,662,500
SCANDINAVIAN BROADCASTING SYSTEM*
   Radio and television
   broadcasting company
   (Media)                                            240,000          5,550,000
UNITED CUSTOMER MANAGEMENT
   SOLUTIONS
   Provider of services for the
   telecommunication industry
   (Telecommunications)                                 7,600          1,238,800
                                                                ----------------
                                                                       8,451,300
                                                                ----------------
NETHERLANDS  1.86%
CMG
   Information technology
   consulting (Computer and
   Business Services)                                 346,100     $    8,050,857
KONINKLIJKE (ROYAL)
   PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                                      100,000          5,326,617
                                                                ----------------
                                                                      13,377,474
                                                                ----------------
SINGAPORE  2.44%
CREATIVE TECHNOLOGIES
   Provider of PCaudio products
   (Computer Hardware/
   Peripherals)                                       500,000          7,046,876
  VENTURE MANUFACTURING
   Contract manufacturer
   for the electronics industry
   (Electronics)                                    3,143,000         10,454,081
                                                                ----------------
                                                                      17,500,957
                                                                ----------------
SOUTH KOREA  0.14%
SAMSUNG ELECTRONICS (GDRS)
   (1U2 NON-VOTING)*+
   Manufacturer of consumer
   electronics and semiconductors
   (Semiconductors)                                    60,000            528,000
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunication and
   paging services
   (Telecommunications)                                50,000            515,625
                                                                ----------------
                                                                       1,043,625
                                                                ----------------
SWEDEN  2.39%
L.M. ERICSSON TELEFON (ADRS)
   Manufacturer of
   telecommunication
   equipment (Networking/
   Communications Infrastructure)                     100,000          2,239,844
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of
   telecommunication
   equipment (Networking/
   Communications
   Infrastructure)                                    148,950          3,363,295


----------------
See footnotes on page 62.
                                       57

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------

SWEDEN (CONTINUED)
PHARMACIA & UPJOHN
   Global pharmaceutical and
   biotechnology company
   (Medical Products and
   Technology)                                        100,000     $    5,118,994
WM-DATA (SERIES B)
   Provider of systems design and
   development services for the
   computer industry (Computers
   and Business Services)                             176,900          6,445,519
                                                                ----------------
                                                                      17,167,652
                                                                ----------------
SWITZERLAND  1.51%
NOVARTIS
   Manufacturer of
   pharmaceuticals (Medical
   Products and Technology)                             6,000         10,834,012
                                                                ----------------
TAIWAN  1.92%
  ACCTON TECHNOLOGY (GDRS)
   Distributor of electronic
   components (Distribution)                          599,109          1,725,434
SILICONWARE PRECISION
   INDUSTRIES (GDRS)*
   Integrated circuit packaging
   (Electronics Capital
   Equipment)                                         542,780          5,753,468
SYNNEX TECHNOLOGY
   INTERNATIONAL (GDRS)*
   Manufacturer of PCs and
   peripherals (Computer
   Hardware/Peripherals)                              287,968          4,356,956
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)                           291,228          1,915,319
YAGEO (GDRS)*+
   Manufacturer of passive
   components (Electronics)                             8,372             55,060
                                                                ----------------
                                                                      13,806,237
                                                                ----------------
UNITED KINGDOM  10.87%
ACORN GROUP*
   Supplier of information
   technology (Computer
   Hardware/Peripherals)                              535,800            596,280
UNITED KINGDOM (CONTINUED)
ADMIRAL
   Computer software and
   services (Computer and
   Business Services)                                 530,100        $ 8,560,731
ANITE GROUP*
   Supplier of data communication
   and software products
   (Networking/Communications
   Infrastructure)                                    400,000            354,782
BTG
   Technology transfer
   company assisting in the
   commercialization of
   technological inventions
   (Computer and
   Business Services)                                 585,000          3,255,167
CABLE & WIRELESS
   Provider of telecommunication
   services (Telecommunications)                      424,000          4,778,914
CELLTECH*
   Pharmaceutical company
   active in the development
   and research of new
   therapeutic products
   (Medical Products and
   Technology)                                        176,600          1,078,721
COLT TELECOM GROUP*
   Provider of telecommunication
   services (Telecommunications)                      480,000          6,072,797
CRT GROUP
   Provider of training and
   recruitment services;
   publisher of multimedia
   products (Computer and
   Business Services)                                 900,000          2,583,047
DRUID
   Provider of consulting services
   for information technology
   management (Computer and
   Business Services)                                 237,500          3,885,135
EIDOS*
   Developer of entertainment
   software (Computer Software)                       242,000          3,361,392
GENERAL ELECTRIC
   Supplier of diversified
   electronics (Electronics)                        1,035,000          8,270,646


----------------
See footnotes on page 62.
                                       58

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED KINGDOM (CONTINUED)
ILION GROUP++
   Networking equipment
   distributor (Distribution)                       1,616,914        $ 1,447,659
LINX PRINTING TECHNOLOGIES++
   Manufacturer of specialized
   printers (Miscellaneous)                           570,000          1,096,979
LOGICA
   Supplier of computer
   services (Computer
   and Business Services)                             201,000          6,786,335
MISYS
   Provider of computer
   services, and software
   and hardware solutions
   (Computer Software)                                601,700          4,198,960
PREMIER FARNELL
   Distributor of electronic
   components (Distribution)                          475,000          1,331,478
PSION
   Manufacturer of hand-held
   computers (Computer
   Hardware/Peripherals)                              527,900          4,408,369
RM
   Supplier of integrated
   information technology
   solutions to educational
   markets (Networking/
   Communication
   Infrastructure)                                  1,400,000          8,375,868
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Machinery and
   Equipment)                                         585,000            993,682
VODAFONE
   Cellular services operator
   (Telecommunications)                               500,000          6,673,081
                                                                ----------------
                                                                      78,110,023
                                                                ----------------
UNITED STATES  52.46%
3DO*
   Developer of entertainment
   software (Computer Software)                       400,000        1,262,500
ACTIVISION*
   Developer of entertainment
   software (Computer Software)                       253,400          2,700,294
UNITED STATES (CONTINUED)
  AMDOCS*
   Provider of software solutions
   for the telecommunication
   industry (Computer Software)                       200,000     $    2,600,000
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                                 1,000,000          4,890,625
APEX PC SOLUTIONS*
   Developer and marketer of
   switching systems for computer
   network administrators
   (Computer Hardware/
   Peripherals)                                       250,000          6,515,625
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping (Computer
   Software)                                          300,000          9,403,125
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and
   decompression circuits and
   systems (Semiconductors)                           278,100          5,005,800
CADENCE DESIGN SYSTEM*
   Manufacturer of electronic
   design automation software
   (Computer Software)                                400,000          8,550,000
CHS ELECTRONICS*
   Distributor of personal
   computers, networking
   products, and software
   (Electronics)                                      300,000          2,925,000
CMP MEDIA (CLASS A)*++
   Technology-oriented magazine
   and newspaper publisher
   (Media)                                            800,000          7,800,000
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital  Equipment)                                300,000          4,659,375
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                                 215,000          3,211,562


----------------
See footnotes on page 62.
                                       59

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
DALLAS SEMICONDUCTOR
   Manufacturer of mixed signal
   integrated circuits
   (Semiconductors)                                   150,000     $    5,550,000
DATA GENERAL*
   Provider of computer systems
   such as servers and storage
   devices (Computer
   Hardware/Peripherals)                               60,000          1,020,000
DII GROUP*
   Provider of contract
   manufacturing services
   (Contract Manufacturing/
   Circuit Boards)                                    400,000          5,875,000
DSP COMMUNICATIONS
   Developer of chipsets used in
   wireless communication
   handsets (Networking/
   Communications Infrastructure)                     300,000          2,943,750
ECHELON*
   Provider of software products
   and services used in the design
   of computer networks
   (Computer Software)                                600,000          1,556,250
ELECTRO SCIENTIFIC INDUSTRIES*
MANUFACTURER OF MEMORY CIRCUIT
REPAIR SYSTEMS (ELECTRONICS
CAPITAL EQUIPMENT)                                    100,000          2,506,250
ELECTRONIC ARTS*
   Developer of entertainment
   software (Computer Software)                       350,000         14,350,000
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                                       300,000          7,228,125
EMC*
   Manufacturer of enterprise
   storage devices (Computer
   Hardware/Peripherals)                              500,000         32,187,500
UNITED STATES (CONTINUED)
FIRST DATA
   Information processor of credit
   and debit card, check, wire, and
   Internet transactions (Computer
   and Business Services)                             150,000       $  3,975,000
FLEXTRONICS INTERNATIONAL*
   Contract manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                                    100,000          5,196,875
GENESYS TELECOMMUNICATIONS
   LABORATORIES*
   Provider of software for
   integrating computer resources
   with telephony and
   telecommunication media
   (Computer Software)                                250,000          6,593,750
HADCO*
   Manufacturer of complex
   printed circuit boards
   (Contract Manufacturing/
   Circuit Boards)                                     89,700          2,808,731
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                                300,000         10,087,500
JABIL CIRCUIT*
   Contract manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                                    100,000          4,631,250
KLA-TENCOR*
   Manufacturer of wafer inspection
   and metrology equipment
   (Electronics Capital
   Equipment)                                         240,600          8,879,644
LATTICE SEMICONDUCTOR*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors)                                   150,000          5,109,375


----------------
See footnotes on page 62.
                                       60

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
THE LEARNING COMPANY*
   Developer of education and
   reference software for
   the PC (Computer Software)                         600,000       $ 15,487,500
LEVEL ONE COMMUNICATIONS*
   Developer of silicon
   connectivity solutions used in
   high-speed communication
   applications (Semiconductors)                      175,000          4,610,156
LEXMARK INTERNATIONAL GROUP
(CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals)                                       250,000         17,484,375
MAXIM INTEGRATED PRODUCTS*
MANUFACTURER OF LINEAR AND
MIXED-SIGNAL INTEGRATED
CIRCUITS (SEMICONDUCTORS)                             485,000         17,293,281
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers
   (Semiconductors)                                   362,500          9,832,812
MICROSOFT*
   Provider of computer software
   products (Computer Software)                       150,000         15,885,938
NEOMAGIC*
   Developer of graphics circuits
   for notebook computers
   (Semiconductors)                                   300,000          5,034,375
NETWORK ASSOCIATES*
   Supplier of network security
   and anti-virus utilities
   (Computer Software)                                400,811         17,046,993
NTL*
   Provider of cable television,
   Internet access, and telephone
   services (Telecommunications)                       45,000          2,157,188
PACIFIC GATEWAY EXCHANGE*
   International telecommunication
   carrier (Telecommunications)                        75,000          2,175,000
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software)                                400,000          6,662,500
UNITED STATES (CONTINUED)
PLATINUM TECHNOLOGY*
   Provider of systems
   management software
   (Computer Software)                                400,000     $    6,550,000
RENAISSANCE WORLDWIDE*
   Provider of information
   technology consulting and
   services (Computer and
   Business Services)                                  58,000            546,469
SCI SYSTEMS*
   Manufacturer of electronic
   components (Contract
   Manufacturing/Circuit Boards)                      200,000          7,900,000
SMART MODULAR TECHNOLOGY*
   Assembler of memory modules
   (Contract Manufacturing/
   Circuit Boards)                                    211,700          4,425,853
SPLASH TECHNOLOGY*
   Manufacturer of peripherals
   for color printers and
   copiers (Computer
   Hardware/Peripherals)                              200,000          1,712,500
STORAGE TECHNOLOGY*
   Designer and manufacturer
   of tape- and disk-based
   data storage equipment
   (Computer Hardware/
   Peripherals)                                       300,000         10,031,250
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical
   design software
   (Computer Software)                                400,000          5,800,000
SYNOPSYS*
   Developer of integrated
   circuit design software
   (Computer Software)                                390,000         17,610,937
TELE-COMMUNICATIONS*
INVESTMENT COMPANY
WHICH HAS STAKES IN
INTERNATIONAL CABLE, INTERNET,
AND TELEPHONE VENTURES
(TELECOMMUNICATIONS)                                  100,000          4,206,250


----------------
See footnotes on page 62.
                                       61

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
TELE-COMMUNICATIONS (SERIES A)
   TCI VENTURES GROUP*
   Investment company
   which has stakes in
   international cable, Internet,
   and telephone ventures
   (Telecommunications)                               200,000        $ 3,718,750
TERADYNE*
   Manufacturer of semiconductor
   test equipment (Electronics
   Capital Equipment)                                 150,000          4,875,000
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for disk
   drive heads (Electronics
   Capital Equipment)                                 400,000         11,912,500
UNITED STATES (CONTINUED)
ZIFF-DAVIS*
   Integrated media and
   marketing company focused
   on computer and
   Internet-related technology
   (Media)                                            600,000        $ 3,975,000
                                                                ----------------
                                                                     376,957,533
                                                                ----------------
TOTAL INVESTMENTS  93.95%
  (Cost $612,547,701)                                                675,071,480
OTHER ASSETS
  LESS LIABILITIES  6.05%                                             43,486,986
                                                                ----------------
NET ASSETS  100.00%                                                 $718,558,466
                                                                ================

---------------------
  * Non-income producing security.
  + Rule 144A security.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998


                                                                        EMERGING          GLOBAL         GLOBAL
                                                                         MARKETS          GROWTH         SMALLER       GLOBAL
                                                       INTERNATIONAL     GROWTH        OPPORTUNITIES    COMPANIES    TECHNOLOGY
                                                            FUND           FUND            FUND           FUND          FUND
                                                       -------------    ---------      -------------    ---------    ----------
ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks*                                        $84,360,125   $50,799,845   $170,215,581     $779,737,667   $675,071,480
   Preferred stocks                                               --            --             --        5,579,390             --
   Bonds                                                     258,994       113,255        151,485        1,796,709             --
   Short-Term Holdings                                            --            --             --       10,000,000             --
                                                        ------------  ------------  -------------     ------------   ------------
Total investments                                         84,619,119    50,913,100    170,367,066      797,113,766    675,071,480
Cash                                                      10,246,667     5,058,919     12,228,659       51,709,455     99,703,592
Receivable for securities sold                             3,888,299       950,839      4,922,023        9,213,807    123,892,223
Receivable for dividends and interest                        221,478        83,462        414,492        2,976,010        638,928
Unrealized appreciation on forward
  currency contracts                                         169,261           227        511,396        1,516,570          2,699
Receivable for Capital Stock sold                            106,422       194,064        200,548       36,843,752        461,053
Expenses prepaid to shareholder service agent                 41,369        46,146         81,755          390,098        340,556
Other                                                          8,337         1,360         11,487           13,951         11,946
                                                        ------------  ------------  -------------     ------------   ------------
TOTAL ASSETS                                              99,300,952    57,248,117    188,737,426      899,777,409    900,122,477
                                                        ------------  ------------  -------------     ------------   ------------
LIABILITIES:
Payable for securities purchased                           6,199,043     2,881,200      1,494,232       15,364,349    172,405,446
Unrealized depreciation on forward
  currency contracts                                       1,095,511           229      1,938,502        8,607,015      3,024,358
Payable for Capital Stock repurchased                        337,880       212,650        620,470        3,720,961      4,782,592
Accrued expenses, taxes, and other                           227,186       161,773        363,850        1,707,230      1,351,615
                                                        ------------  ------------  -------------     ------------   ------------
TOTAL LIABILITIES                                          7,859,620     3,255,852      4,417,054       29,399,555    181,564,011
                                                        ------------  ------------  -------------     ------------   ------------
NET ASSETS                                               $91,441,332   $53,992,265   $184,320,372     $870,377,854   $718,558,466
                                                        ============  ============  =============     ============   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A                                                  $  2,485      $  4,689      $  10,177      $    26,572     $   38,147
   Class B                                                       581         3,151          2,334           16,531          4,889
   Class D                                                     2,215         2,683          6,857           20,273         15,383
Additional paid-in capital                                76,821,391    81,760,173    137,061,431      860,146,972    658,974,176
Accumulated net investment loss                              (12,108)       (1,573)        (3,088)         (11,300)        (7,955)
Undistributed/accumulated net realized gain
  (loss) on investments                                      955,012   (22,888,498)       387,169      (18,059,913)            --
Net unrealized appreciation (depreciation)
  of investments                                          11,559,751    (2,995,488)    46,926,669       30,703,189     62,135,589
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities denominated in
  foreign currencies and forward currency contracts        2,112,005    (1,892,872)       (71,177)      (2,464,470)    (2,601,763)
                                                        ------------  ------------  -------------     ------------   ------------
Net Assets                                               $91,441,332   $53,992,265   $184,320,372     $870,377,854   $718,558,466
                                                        ============  ============  =============     ============   ============
NET ASSETS:
   Class A                                               $44,121,550   $24,293,781   $ 97,947,090     $374,889,859   $475,951,535
   Class B                                               $ 9,834,634   $16,031,000  $  21,930,546     $222,495,651   $ 58,575,177
   Class D                                               $37,485,148   $13,667,484   $ 64,442,736     $272,992,344   $184,031,754
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A                                                 2,485,160     4,688,726     10,177,460       26,572,416     38,147,171
   Class B                                                   580,881     3,150,752      2,333,634       16,530,974      4,889,211
   Class D                                                 2,214,767     2,683,562      6,856,670       20,272,979     15,382,625
NET ASSET VALUE PER SHARE:
   Class A                                                    $17.75         $5.18          $9.62           $14.11         $12.48
   Class B                                                    $16.93         $5.09          $9.40           $13.46         $11.98
   Class D                                                    $16.93         $5.09          $9.40           $13.47         $11.96




---------------
* Includes affiliated issuers (issuers in which a Series' holdings representing 5% or more of the outstanding voting securities) with cost of $14,649,952 and $32,880,883, and value of $17,230,342 and $17,594,638, respectively, for the
Global Smaller Companies Fund and the Global Technology Fund. See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1998


                                                                        EMERGING          GLOBAL         GLOBAL
                                                                         MARKETS          GROWTH         SMALLER       GLOBAL
                                                       INTERNATIONAL     GROWTH        OPPORTUNITIES    COMPANIES    TECHNOLOGY
                                                            FUND           FUND            FUND           FUND          FUND
                                                       -------------    ---------      -------------    ---------    ----------
INVESTMENT INCOME:
Dividends*                                               $1,617,890    $ 1,293,774   $ 2,110,427      $10,598,335    $3,025,877
Interest                                                    189,181        440,815       266,884        1,327,988     2,171,660
                                                       ------------   ------------   -----------     ------------   ------------
Total Investment Income**                                 1,807,071      1,734,589     2,377,311       11,926,323     5,197,537
                                                       ------------   ------------   -----------     ------------   ------------
EXPENSES:
Management fees                                             954,634      1,034,015     1,982,193       9,995,944      8,247,297
Distribution and service fees                               590,772        553,783     1,151,017       6,917,745      4,116,934
Shareholder account services                                226,490        311,815       501,782       2,563,167      2,184,002
Custody and related services                                121,639        118,489       147,188         687,842        452,718
Registration                                                 67,351         59,269        58,836         115,240        126,018
Auditing and legal fees                                      53,425         56,583        53,654          55,432         55,023
Shareholder reports and communications                       40,295         39,960        85,258         526,267        611,333
Directors' fees and expenses                                 16,325         17,801        21,713          79,122         53,855
Miscellaneous                                                 6,270          5,996        10,647          37,152         30,873
                                                       ------------   ------------   -----------    ------------   ------------
Total Expenses                                            2,077,201      2,197,711     4,012,288      20,977,911     15,878,053
                                                       ------------   ------------   -----------    ------------   ------------
Net Investment Loss                                        (270,130)      (463,122)   (1,634,977)     (9,051,588)   (10,680,516)
                                                       ------------   ------------   -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments***                2,327,950    (17,519,924)    2,512,281         142,339     47,415,066
Net realized loss from foreign currency
     transactions***                                       (700,001)    (2,152,860)   (2,270,172)    (16,429,116)      (858,280)
Net change in unrealized appreciation
     of investments                                       1,271,316     (5,035,191)   13,049,405     (51,038,110)   (44,894,952)
Net  change in unrealized  depreciation on
translation of assets and liabilities  denominated
in foreign currencies and forward
     currency contracts                                   2,794,538        370,569     3,910,046      19,214,602      5,026,539
                                                       ------------   ------------   -----------    ------------   ------------
Net Gain (Loss) on Investments and Foreign
  Currency Transactions                                   5,693,803    (24,337,406)   17,201,560     (48,110,285)     6,688,373
                                                       ------------   ------------   -----------    ------------   ------------
Increase (Decrease) in Net Assets
     from Operations                                     $5,423,673   $(24,800,528)  $15,566,583    $(57,161,873)   $(3,992,143)
                                                       ============   ============   ===========    ============    ===========


----------------
  * Includes dividend income from affiliated issuers
    as follows:                                                  --            --             --              --      $  79,847
 ** Net of foreign taxes withheld as follows:              $169,723       $105,168      $165,219      $1,184,791        443,373
*** Includes net realized gain (loss) (including effect
    of foreign currency transactions) from affiliated
    issuers as follows:                                          --             --            --       4,380,273       (683,067)
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                  INTERNATIONAL                EMERGING MARKETS
                                                                      FUND                        GROWTH FUND
                                                        ------------------------------   --------------------------------
                                                             YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                        ------------------------------   --------------------------------
                                                             1998            1997              1998             1997
                                                        --------------   -------------   --------------   ----------------
OPERATIONS:
Net investment loss .................................   $    (270,130)   $    (634,722)   $    (463,122)   $    (882,224)
Net realized gain (loss) on investments .............       2,327,950       12,612,987      (17,519,924)        (148,704)
Net realized loss from foreign currency transactions         (700,001)      (6,357,450)      (2,152,860)      (2,880,868)
Net change in unrealized appreciation/depreciation
     of investments .................................       1,271,316        1,745,746       (5,035,191)       2,540,710
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......       2,794,538        1,928,031          370,569       (1,858,237)
                                                        -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...       5,423,673        9,294,592      (24,800,528)      (3,229,323)
                                                        -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...........................................      (3,073,832)      (2,600,409)              --               --
  Class B ...........................................        (442,506)        (155,283               --               --
  Class D ...........................................      (2,927,252)      (2,512,690)              --               --
                                                        -------------    -------------    ------- -----    -------------
Decrease in Net Assets from Distributions ...........      (6,443,590)      (5,268,382)              --               --
                                                        -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................      20,944,419        8,433,918        9,097,908       24,772,191
  Class B ...........................................       4,648,002        3,830,342        3,958,564       21,632,060
  Class D ...........................................       6,404,661        7,260,659        3,323,782       16,452,673
Exchanged from associated Funds:
  Class A ...........................................      51,542,834       42,509,534       19,937,244       32,454,783
  Class B ...........................................       5,569,000          546,088          477,703        3,193,456
  Class D ...........................................      31,181,338       17,279,201        2,593,655       18,323,632
Shares issued in payment of gain distributions:
  Class A ...........................................       2,644,650        1,907,643             --               --
  Class B ...........................................         416,868          145,807             --               --
  Class D ...........................................       2,517,142        2,266,472             --               --
                                                        -------------    -------------    -------------    -------------
Total ...............................................     125,868,914       84,179,664       39,388,856      116,828,795
                                                        -------------    -------------    -------------    -------------
Cost of shares repurchased:
  Class A ...........................................     (24,740,448)     (16,889,634)     (12,803,905)     (12,525,580)
  Class B ...........................................        (999,582)        (285,808)      (4,804,465)      (2,633,033)
  Class D ...........................................      (9,945,313)     (13,972,244)      (6,863,680)      (4,107,703)
Exchanged into associated Funds:
  Class A ...........................................     (52,470,373)     (43,254,302)     (25,474,706)     (19,719,002)
  Class B ...........................................      (5,611,693)        (811,812)      (4,852,353)      (2,336,033)
  Class D ...........................................     (33,074,289)     (21,316,046)      (9,935,797)     (12,208,736)
                                                        -------------    -------------    -------------    -------------
Total ...............................................    (126,841,698)     (96,529,846)     (64,734,906)     (53,530,087)
                                                        -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .....................        (972,784)     (12,350,182)     (25,346,050)      63,298,708
                                                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ...................      (1,992,701)      (8,323,972)     (50,146,578)      60,069,385
NET ASSETS:
Beginning of year ...................................      93,434,033      101,758,005      104,138,843       44,069,458
                                                        -------------    -------------    -------------    -------------
END OF YEAR .........................................   $  91,441,332    $  93,434,033    $  53,992,265    $ 104,138,843
                                                        ==============   =============    =============    =============


                                                                 GLOBAL GROWTH
                                                               OPPORTUNITIES FUND
                                                         -----------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                         ------------------------------
                                                               1998           1997
                                                          --------------  -------------
OPERATIONS:
Net investment loss .................................    $  (1,634,977)   $  (1,712,413)
Net realized gain (loss) on investments .............        2,512,281       14,475,563
Net realized loss from foreign currency transactions        (2,270,172)      (5,288,647)
Net change in unrealized appreciation/depreciation
     of investments .................................       13,049,405       16,851,124
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......        3,910,046       (1,171,623)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...       15,566,583       23,154,004
                                                         -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...........................................       (4,861,075)              --
  Class B ...........................................         (875,292)              --
  Class D ...........................................       (2,900,851)              --
                                                         -------------    -------------
Decrease in Net Assets from Distributions ...........       (8,637,218)              --
                                                         -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................        7,080,116       12,893,684
  Class B ...........................................        4,937,582        9,863,991
  Class D ...........................................        6,765,527       11,847,943
Exchanged from associated Funds:
  Class A ...........................................       29,284,180        4,188,658
  Class B ...........................................        3,543,331        1,014,306
  Class D ...........................................       12,674,214        5,672,140
Shares issued in payment of gain distributions:
  Class A ...........................................        4,427,520               --
  Class B ...........................................          752,541               --
  Class D ...........................................        2,635,591               --
                                                         -------------    -------------
Total ...............................................       72,100,602       45,480,722
                                                         -------------    -------------
Cost of shares repurchased:
  Class A ...........................................      (26,372,863)     (24,937,167)
  Class B ...........................................       (3,664,340)      (1,352,960)
  Class D ...........................................      (15,267,156)      (8,496,389)
Exchanged into associated Funds:
  Class A ...........................................      (30,358,305)      (5,055,701)
  Class B ...........................................       (3,263,092)        (980,251)
  Class D ...........................................       (8,455,082)      (5,447,579)
                                                         -------------    -------------
Total ...............................................      (87,380,838)     (46,270,047)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .....................      (15,280,236)        (789,325)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ...................       (8,350,871)      22,364,679
NET ASSETS:
Beginning of year ...................................      192,671,243      170,306,564
                                                         -------------    -------------
END OF YEAR .........................................    $ 184,320,372    $ 192,671,243
                                                         =============    =============

--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL SMALLER                        GLOBAL TECHNOLOGY
                                                                 COMPANIES FUND                               FUND
                                                        ------------------------------------     --------------------------------
                                                                YEAR ENDED OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                        ------------------------------------     --------------------------------
                                                              1998                1997               1998               1997
                                                        ----------------       -------------     -------------      -------------
OPERATIONS:
Net investment loss .................................   $    (9,051,588)   $    (3,884,361)   $   (10,680,516)   $   (11,314,644)
Net realized gain on investments ....................           142,339         48,603,936         47,415,066        160,468,225
Net realized loss from foreign
     currency transactions ..........................       (16,429,116)        (7,015,314)          (858,280)        (2,395,338)
Net change in unrealized appreciation/depreciation
     of investments .................................       (51,038,110)        49,634,066        (44,894,952)        83,247,639
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......        19,214,602        (18,276,737)         5,026,539         (1,868,340)
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets from
 Operations .........................................       (57,161,873)        69,061,590         (3,992,143)       228,137,542
                                                        ---------------    ---------------    ---------------    ---------------
Distributions to Shareholders:
Net realized gain on investments:
  Class A ...........................................       (17,124,087)       (16,938,227)       (99,536,281)                --
  Class B ...........................................       (10,275,288)        (5,226,787)        (9,666,516)                --
  Class D ...........................................       (15,357,547)       (14,328,867)       (41,021,514)                --
                                                        ---------------    ---------------    ---------------    ---------------
Decrease in Net Assets from Distributions ...........       (42,756,922)       (36,493,881)      (150,224,311)                --
                                                        ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................       152,853,507        161,210,830         56,563,795         53,544,965
  Class B ...........................................        43,401,281        160,923,469         15,204,426         30,651,040
  Class D ...........................................        39,263,963        129,977,455         15,269,385         27,634,257
Exchanged from associated Funds:
     Class A ........................................       230,629,818         38,707,367        198,014,893        131,077,214
  Class B ...........................................         5,918,063          8,353,794          4,387,134          7,378,122
  Class D ...........................................        42,068,010         22,459,122        121,982,389         31,456,056
Shares issued in payment of gain distributions:
  Class A ...........................................        15,984,486         15,752,220         93,006,394                 --
  Class B ...........................................         9,575,151          4,800,702          8,897,918                 --
  Class D ...........................................        14,283,328         13,378,106         38,405,363                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total ...............................................      553, 977,607        555,563,065        551,731,697        281,741,654
                                                        ---------------    ---------------    ---------------    ---------------
Cost of shares repurchased:
  Class A ...........................................      (175,015,238)      (100,080,081)      (137,745,943)      (119,817,104)
  Class B ...........................................       (29,719,894)       (19,743,793)        (6,421,499)        (4,478,196)
  Class D ...........................................       (89,449,184)       (61,956,065)       (47,125,132)       (46,935,136)
Exchanged into associated Funds:
  Class A ...........................................      (247,200,113)       (46,909,181)      (216,262,283)      (141,838,011)
  Class B ...........................................       (26,278,385)       (17,273,307)        (5,472,802)        (6,449,635)
  Class D ...........................................       (68,639,834)       (29,350,663)      (135,114,189)       (37,285,917)
                                                        ---------------    ---------------    ---------------    ---------------
Total ...............................................      (636,302,648)      (275,313,090)      (548,141,848)      (356,803,999)
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets from
  Capital Share Transactions ........................       (82,325,041)       280,249,975          3,589,849
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets ...................      (182,243,836)       312,817,684       (150,626,605)       153,075,197
NET ASSETS:
Beginning of year ...................................     1,052,621,694        739,804,010        869,185,071        716,109,874
                                                        ---------------    ---------------    ---------------    ---------------
End of Year .........................................   $   870,377,858    $ 1,052,621,694    $   718,558,466    $   869,185,071
                                                        ===============    ===============    ===============    ===============

-----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). Each Series of the Fund offers three classes of shares.

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.


     The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. e. Security Transactions and Related Investment Income Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     For the year ended October 31, 1998, the Global Technology Fund redeemed 42,108,514 of its shares from shareholders aggregating $548,141,848 of which approximately $22,600,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

     On November 18, 1998, a distribution of $0.158 per share, aggregating $9,093,102, was declared from net realized long-term gains from investment transactions for the Global Technology Fund. The capital gain was paid on November 23, 1998, to shareholders of record on November 18, 1998.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998, were as follows:

       SERIES                      PURCHASES       SALES
--------------------            -------------  --------------
International Fund              $ 74,353,775   $ 85,421,336
Emerging Markets
   Growth Fund                    69,700,870     80,785,932
Global Growth
   Opportunities Fund             86,868,064    118,986,574
Global Smaller
   Companies Fund                492,779,712    693,548,503
Global Technology Fund           688,465,629    862,522,906

NOTES TO FINANCIAL STATEMENTS

     At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                             TOTAL              TOTAL
                                           UNREALIZED        UNREALIZED
       SERIES                             APPRECIATION      DEPRECIATION
-----------------------                  -------------      -------------
International Fund                       $ 16,433,547      $   1,837,759
Emerging Markets
   Growth Fund                              6,137,469         11,028,879
Global Growth
   Opportunities Fund                      51,939,755          3,668,839
Global Smaller
   Companies Fund                         135,382,787        102,987,503
Global Technology Fund                    135,065,742         85,736,896


4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the other Series' average daily net assets. Prior to July 1, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed the Fund's global investments pursuant to subadvisory agreements with the Manager. Under the subadvisory agreements, the Manager paid Seligman Henderson Co. 1.15% per annum of the average daily net assets of the Emerging Markets Growth Fund and 0.90% per annum of each of the other Series' average daily net assets.

     On March 30, 1998, AMP Limited, an Australian life insurance and financial services company, completed an acquisition of Henderson plc, which resulted in the termination of the Fund's subadvisory agreements. The Fund's Board of Directors approved interim subadvisory agreements pursuant to which Seligman Henderson Co. continued to supervise and direct the Fund's global investments. The Fund's directors also approved a proposed new subadvisory agreement pursuant to which Henderson Investment Management Limited (the "Subadviser"), a wholly-owned subsidiary of Henderson plc, would replace Seligman Henderson Co. as subadviser to theFund and be responsible for furnishing investment advice, research and assistance with respect to the Fund's international investments. Under the new agreement, the Manager is responsible for the Fund's US investments and has overall responsibility for management of the Fund. Both the interim and the new subadvisory agreements were approved by vote of the shareholders of the Fund on June 30, 1998. Under the new subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Series at a rate of 0.90% per annum of the average monthly assets under the Subadviser's supervision.

     Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of each Series' shares, and an affiliate of the Manager, received concessions after commissions were paid to dealers for sales of Class A shares as follows:

                                DISTRIBUTOR       DEALER
   SERIES                       CONCESSIONS     COMMISSIONS
-----------------------      --------------- ---------------
International Fund               $13,622         $104,107
Emerging Markets
   Growth Fund                    11,459           89,616
Global Growth
   Opportunities Fund             19,994          156,963
Global Smaller
   Companies Fund                 94,085          753,981
Global Technology Fund           121,127          978,251

     Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 1998, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $97,702, $80,916, $261,123, $982,147, and $1,334,768, respectively, or 0.21%, 0.23%, 0.24%, 0.24%, and 0.24%, respectively, per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal

NOTES TO FINANCIAL STATEMENTS


services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

     Series                                 Class B            Class D
------------------------                  -----------        ----------
International Fund                           $ 84,989         $ 408,081
Emerging Markets
   Growth Fund                                242,231           230,636
Global Growth
   Opportunities Fund                         214,020           675,874
Global Smaller
   Companies Fund                           2,534,097         3,401,501
Global Technology Fund                        599,016         2,183,150

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class Ashares occurring within 18 months of purchase. For the year ended October 31, 1998, such charges were as follows:


    Series                                  Amount
-------------                              --------
International Fund                         $  7,109
Emerging Markets Growth Fund                 16,136
Global Growth Opportunities Fund             15,178
Global Smaller
Companies Fund                              118,278
Global Technology Fund                       42,732

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B shares distribution fees retained by the Distributor for the year ended October 31, 1998, were as follows:


      Series                            Amount
  -------------                        --------
International Fund                     $ 7,600
Emerging Markets Growth Fund             8,034
Global Growth Opportunities Fund         8,743
Global Smaller Companies Fund            2,534
Global Technology Fund                  28,886

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 1998, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:


                                              Distribution
    Series                 Commissions     and service fees
  --------                 ---------      -------------------
nternational Fund           $ 8,971            $20,727
Emerging Markets
   Growth Fund                  647              6,219
Global Growth
   Opportunities Fund        10,047              2,295
Global Smaller
   Companies Fund            45,438             11,939
Global Technology Fund       90,491             26,484

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:


       Series                        Amount
------------------                -------------
International Fund                  $  226,490
Emerging Markets Growth Fund           311,815
Global Growth Opportunities Fund       501,782
Global Smaller Companies Fund        2,563,167
Global Technology Fund               2,184,002

    Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Henderson Co., the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 1998, are included in other liabilities, as follows:

     SERIES                                       AMOUNT
------------------                              ----------
International Fund                              $12,108
Emerging Markets GrowthFund                       1,573
Global Growth Opportunities Fund                  3,088
Global Smaller Companies Fund                    11,300
Global Technology Fund                            7,955

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998,the F und terminated its $100 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.80% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. LOSS CARRYFORWARD -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains on an annual basis. At October 31, 1998, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Smaller Companies Fund had net capital loss carryforwards for federal income tax purposes of $23,269,538, $1,139,976, and $22,271,988, respectively, which are available for offsets against future taxable capital gains, expiring in various amounts through 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Series' holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1998, is as follows:

                                            GROSS      GROSS SALES
                            Beginning      PURCHASES       AND         Ending       Realized        Dividend           Ending
Affiliate                    Shares      AND ADDITIONS  REDUCTIONS     Shares      Gain (LOSS)       Income             Value
-----------               ------------  --------------  ----------- -----------  --------------   -----------       ------------
GLOBAL SMALLER
COMPANIES FUND
Bon Appetit Holding ..        12,353            --          4,357          7,996   $   793,929              --       $ 4,420,197
La Doria .............     2,252,166        41,925        608,000      1,686,091      (422,782)             --         5,922,433
L'Europeenne
  d'Extincteurs ......       142,402            --         10,177        132,225        67,359              --         6,887,712
FactSet Research
   Systems ...........       500,000            --        500,000             --     5,467,036              --                --
Simon Transportation
   Services ...........      270,000            --        270,000             --    (1,525,269)             --                --
                                                                                   -----------     -----------       -----------
                                                                                   $ 4,380,273*             --       $17,230,342
                                                                                   ===========     ===========       ===========

GLOBAL TECHNOLOGY FUND
CMP Media (Class A) ..       700,000       187,400         87,400        800,000   $  (683,067)             --       $ 7,800,000
IlionGroup ...........     1,616,914            --             --      1,616,914            --       $  63,699         1,447,659
Linx Printing
     Technologies ....       570,000            --             --        570,000            --          16,148         1,096,979
Tecnomatix
     Technologies ....            --       500,000             --        500,000            --              --         7,250,000
                                                                                   -----------     -----------       -----------
                                                                                   $  (683,067)    $    79,847       $17,594,638
                                                                                   ===========     ===========       ===========

---------------
*Includes net realized loss from foreign currency transactions of $348,058.

NOTES TO FINANCIAL STATEMENTS


8. CAPITAL STOCK SHARE TRANSACTIONS -- The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. At October 31, 1998, 400,000,000 shares were authorized for each Series of the Fund, all at a par value of $.001 per share.

                                                        INTERNATIONAL             EMERGING MARKETS              GLOBAL GROWTH
                                                            FUND                    GROWTH FUND               OPPORTUNITIES FUND
                                                 ------------------------   -------------------------  ---------------------------
                                                   YEAR ENDED OCTOBER 31,       YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
                                                 ------------------------   -------------------------  ---------------------------
                                                     1998        1997          1998         1997           1998           1997
                                                 -----------  -----------   ----------    ----------   ------------    -----------
Sale of shares:
  Class A .....................................    1,132,123      469,762    1,325,518     2,993,423        701,595      1,449,286
  Class B .....................................      250,816      219,118      570,569     2,612,415        498,253      1,123,386
  Class D .....................................      355,632      418,939      486,492     2,012,007        682,270      1,356,808
Exchanged from associated Funds:
  Class A .....................................    2,810,206    2,324,501    3,141,179     4,057,896      2,882,396        476,273
  Class B .....................................      297,215       30,506       72,054       391,346        358,767        110,609
  Class D .....................................    1,774,064      987,349      406,998     2,226,146      1,270,285        649,300
Shares issued in payment of gain distributions:
  Class A .....................................      162,848      112,811           --            --        500,843             --
  Class B .....................................       26,671        8,858           --            --         86,294             --
  Class D .....................................      161,046      137,696           --            --        302,772             --
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Total .........................................    6,970,621    4,709,540    6,002,810    14,293,233      7,283,475      5,165,662
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Shares repurchased:
  Class A .....................................   (1,349,489)    (966,373)  (1,916,244)   (1,498,674)    (2,727,222)    (2,814,964)
  Class B .....................................      (58,028)     (15,472)    (720,647)     (312,134)      (387,874)      (147,394)
  Class D .....................................     (568,487)    (822,399)  (1,033,695)     (502,678)    (1,596,162)      (965,125)
Exchanged into associated Funds:
  Class A .....................................   (2,842,925)  (2,337,951)  (3,863,525)   (2,482,147)    (3,027,589)      (568,846)
  Class B .....................................     (302,774)     (45,879)    (737,349)     (284,989)      (352,291)      (110,456)
  Class D .....................................   (1,875,479)  (1,216,560)  (1,478,158)   (1,454,997)      (895,935)      (626,078)
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Total .........................................   (6,997,182)  (5,404,634)  (9,749,618)   (6,535,619)    (8,987,073)    (5,232,863)
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Increase (decrease) in shares .................      (26,561)    (695,094)  (3,746,808)    7,757,614     (1,703,598)       (67,201)
                                                 ===========  ===========  ===========   ===========    ===========    ===========

                                                       GLOBAL SMALLER                  GLOBAL TECHNOLOGY
                                                       COMPANIES FUND                        FUND
                                                  --------------------------      --------------------------
                                                     YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                  --------------------------      ---------------------------
                                                      1998           1997            1998            1997
                                                  -----------    -----------      -----------     ----------
Sale of shares:
  Class A .....................................    10,022,623     10,709,397        4,176,254       3,700,869
  Class B .....................................     2,848,299     11,006,362        1,176,951       2,147,619
  Class D .....................................     2,596,605      8,914,612        1,189,506       1,953,820
Exchanged from associated Funds:
  Class A .....................................    14,424,445      2,567,331       15,149,055       9,603,055
  Class B .....................................       401,071        578,628          357,448         599,186
  Class D .....................................     2,673,250      1,545,821        9,576,218       2,118,807
Shares issued in payment of gain distributions:
  Class A .....................................     1,085,903      1,069,396        7,189,429              --
  Class B .....................................       677,168        335,948          710,545              --
  Class D .....................................     1,009,423        936,187        3,070,660              --
                                                  -----------    -----------      -----------     -----------
Total .........................................    35,738,787     37,663,682       42,596,066      20,123,356
                                                  -----------    -----------      -----------     -----------
Shares repurchased:
  Class A .....................................   (11,356,046)    (6,615,043)     (10,448,450)     (8,669,868)
  Class B .....................................    (2,026,859)    (1,358,539)        (513,317)       (325,415)
  Class D .....................................    (6,095,959)    (4,192,374)      (3,753,667)     (3,500,176)
Exchanged into associated Funds:
  Class A .....................................   (15,405,894)    (3,071,754)     (16,445,590)    (10,296,821)
  Class B .....................................    (1,836,699)    (1,159,574)        (442,471)       (519,418)
  Class D .....................................    (4,534,421)    (1,979,913)      (2,561,251)     (2,561,251)
                                                  -----------    -----------      -----------     -----------
Total .........................................   (41,255,878)   (18,377,197)     (42,108,514)    (25,872,949)
                                                  -----------    -----------      -----------     -----------
Increase (decrease) in shares .................    (5,517,091)    19,286,485          487,552      (5,749,593)
                                                  ===========    ===========      ===========     ===========

9. Outstanding Forward Exchange Currency Contracts--At October 31, 1998, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                           UNREALIZED
                                        FOREIGN         IN EXCHANGE       SETTLEMENT                      APPRECIATION
CONTRACT                               CURRENCY          FOR US $            DATE          VALUE US $    (depreciation)
-----------                           -----------      -------------     ------------      -----------   ---------------
INTERNATIONAL FUND
Purchases:
Germandeutschemarks                      451,329         272,937             11/3/98          272,871     $         (66)
Spanish pesetas                       13,278,322          94,440             11/3/98           94,434                (6)
Swiss francs                             191,433         141,540             11/3/98          141,665               125
Swiss francs                             156,781         115,365             11/4/98          116,023               658
Japanese yen                         146,652,000       1,100,000            11/18/98        1,265,441           165,441
                                                                                                          -------------
                                                                                                          $     166,152
                                                                                                          =============
SALES:
Italianlira                          513,322,300         313,479             11/3/98          313,575     $         (96)
Portuguese escudos                   102,869,933         606,008             11/3/98          602,971             3,037
Japanese yen                         517,644,000       3,600,000            11/18/98        4,466,684          (866,684)
Japanese yen                         246,690,300       1,900,000            11/18/98        2,128,659          (228,659)
                                                                                                          -------------
                                                                                                          $  (1,092,402)
                                                                                                          =============
EMERGING MARKETS GROWTH FUND
Purchases:
Hong Kong dollars                      4,547,179         586,922             11/2/98          587,149     $         227
                                                                                                          =============
Sales:
Greek drachma                         58,901,869         209,243             11/3/98          209,377     $        (134)
SouthAfrican rand                      1,201,681         214,108             11/3/98          214,203               (95)
                                                                                                          -------------
                                                                                                          $        (229)
                                                                                                          =============

GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
Japanese yen                         399,960,000       3,000,000            11/18/98        3,451,204     $     451,204
Japanese yen                         354,636,000       3,000,000            11/18/98        3,060,108            60,108
                                                                                                          -------------
                                                                                                          $     511,312
                                                                                                          =============

SALES:
Singapore dollars                          6,990           4,313             11/2/98            4,305     $           8
Swiss francs                              12,358           9,221             11/2/98            9,145                76
Italian lira                       3,169,129,710       1,935,346             11/3/98        1,935,937              (591)
Japanese yen                         905,877,000       6,300,000            11/18/98        7,816,697        (1,516,697)
Japanese yen                         454,429,500       3,500,000            11/18/98        3,921,214          (421,214)
                                                                                                          -------------
                                                                                                          $  (1,938,418)
                                                                                                          =============

                                                                                                  UNREALIZED
                                        FOREIGN      IN EXCHANGE    SETTLEMENT                   APPRECIATION
CONTRACT                               CURRENCY       FOR US $         DATE       VALUE US $    (depreciation)
-----------                           -----------   -------------  ------------   -----------   ---------------
GLOBAL SMALLER COMPANIES FUND
Purchases:
Netherland guilders                      318,954        171,683       11/2/98        170,920      $      (763)
Hong Kong dollars                      2,124,426        274,314       11/3/98        274,314               --
Japanese yen                       1,333,200,000     10,000,000      11/18/98     11,504,012        1,504,012
Japanese yen                         585,000,000      5,036,157      11/18/98      5,047,890           11,733
                                                                                                  -----------
                                                                                                  $ 1,514,982
                                                                                                  ===========
Sales:
Austrian schillings                      420,384         36,255       11/2/98         36,126      $       129
Japanese yen                          27,201,624        234,093       11/2/98        233,841              252
Swiss francs                              72,474         54,077       11/2/98         53,633              444
Japanese yen                       4,026,120,000     28,000,000      11/18/98     34,740,875       (6,740,875)
Japanese yen                       2,012,473,500     15,500,000      11/18/98     17,365,377       (1,865,377)
                                                                                                  -----------
                                                                                                  $(8,605,427)
                                                                                                  ===========
GLOBAL TECHNOLOGY FUND
Purchases:
British pounds                            54,313         91,154       11/2/98         90,893      $      (261)
Netherland guilders                    5,413,181      2,903,288       11/3/98      2,900,799           (2,489)
Swedish kronor                        27,347,198      3,505,826       11/3/98      3,508,525            2,699
                                                                                                  -----------
                                                                                                  $       (51)
                                                                                                  ===========

Sales:
Japanese yen                       2,663,600,000     20,000,000      11/30/98     23,021,608      $(3,021,608)
                                                                                                  ===========

FINANCIAL HIGHLIGHTS

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

     "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.

                                                                                  CLASS A
                                                         ------------------------------------------------------
INTERNATIONAL FUND                                                          YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------
Per Share Operating Performance:                          1998       1997       1996        1995        1994
                                                         ------     ------     ------      ------      ------

NET ASSET VALUE, BEGINNING OF YEAR .................     $17.92     $17.17     $16.71      $17.67      $15.98
                                                         ------     ------     ------      ------      ------
Net investment income (loss) .......................       0.03      (0.04)      0.05        0.06         0.04
Net realized and unrealized investment gain (loss) .       0.62       2.47       1.77       (0.42)        0.91
Net realized and unrealized gain (loss) from foreign
  currency transactions ............................       0.40      (0.79)     (0.44)       0.09         1.08
                                                         ------     ------      -----      ------       ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .....       1.05       1.64       1.38       (0.27)        2.03
Dividends paid .....................................         --         --         --          --        (0.01)
Distributions from net gain realized ...............      (1.22)     (0.89)     (0.92)      (0.69)       (0.33)
                                                         ------     ------      -----      ------       ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .........      (0.17)      0.75       0.46       (0.96)        1.69
                                                         ------     ------      -----      ------       ------
NET ASSET VALUE, END OF YEAR .......................     $17.75     $17.92     $17.17      $16.71       $17.67
                                                         ======     ======     ======      ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: .............       6.51%      9.83%      8.43%      (1.24)%      12.85

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................       1.69%      1.78%      1.81%       1.69%        1.63%
Net investment income (loss) to average net assets .       0.16%     (0.23)%     0.28%       0.35%        0.27%
Portfolio turnover .................................      81.37%      83.11%    55.71%      60.70%       39.59%
NET ASSETS, END OF YEAR (000s omitted) .............     $44,122     $46,107   $50,998     $48,763      $62,922

--------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                                -------------------------------
INTERNATIONAL FUND (CONTINUED)                       YEAR ENDED
                                                     OCTOBER 31,       4/22/96*
                                                -------------------       TO
PER SHARE OPERATING PERFORMANCE:                   1998        1997    10/31/96
                                                 -------     -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ....         $17.30     $16.74   $17.38
                                                  ------     ------   -------
Net investment loss .....................          (0.12)     (0.18)   (0.03)
Net realized and unrealized investment
 gain (loss) ............................           0.57       2.42    (0.54)
Net realized and unrealized loss from
  foreign currency transactions .........           0.40      (0.79)   (0.07)
                                                  ------     ------   ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ............................           0.85       1.45    (0.64)
Dividends paid ..........................             --         --       --
Distributions from net gain realized ....          (1.22)     (0.89)      --
                                                  ------     ------   ------
NET INCREASE (DECREASE) IN
  NET ASSET VALUE .......................          (0.37)      0.56     (0.64)
                                                  ------     ------   -------
NET ASSET VALUE, END OF PERIOD ..........         $16.93     $17.30    $16.74
                                                  ======     ======    ======
Total Return Based on Net AssetValue: ...           5.51%      8.90%   (3.68)%

Ratios/Supplemental Data:
Expenses to average net assets ..........           2.55%      2.58%    2.66%+
Net investment loss to average net assets          (0.70)%   (1.03)%   (0.35)%+
Portfolio turnover ......................          81.37%     83.11%   55.71%++
Net Assets, End of Period (000s omitted)           $9,835    $6,350    $2,843


                                                                         CLASS D
                                               --------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                1998        1997        1996         1995        1994
                                               ------      ------      ------       ------      ------
NET ASSET VALUE, BEGINNING OF YEAR ..........  $17.30       $16.74      $16.43      $17.53       $15.96
                                               ------       ------      ------      ------       ------
Net investment loss .........................   (0.12)       (0.18)      (0.08)      (0.07)       (0.09)
Net realized and unrealized investment
      gain (loss) ...........................    0.57         2.42        1.75       (0.43)        0.91
Net realized and unrealized gain (loss)
      from foreign currency transactions ....    0.40        (0.79)      (0.44)       0.09         1.08
                                               ------       ------      ------      ------       ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ................................    0.85         1.45        1.23       (0.41)        1.90
Dividends paid ..............................      --           --          --          --           --
Distributions from net gain realized ........   (1.22)       (0.89)      (0.92)      (0.69)       (0.33)
                                               ------       ------      ------      ------       ------
NET INCREASE (DECREASE) IN
  NET ASSET VALUE ...........................   (0.37)        0.56        0.31       (1.10)        1.57
                                               ------       ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR ................  $16.93       $17.30      $16.74      $16.43       $17.53
                                               ======       ======      ======      ======       ======
TOTAL RETURN BASED ON NET ASSE VALUE: .......    5.51%        8.90%       7.62%      (2.08)%      12.03%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............    2.55%        2.58%       2.64%       2.50%        2.50%
Net investment loss to average net assets ...   (0.70)%      (1.03)%     (0.47)%     (0.44)%      (0.53)%
Portfolio turnover ..........................   81.37%       83.11%      55.71%      60.70%       39.59%
NET ASSETS, END OF YEAR (000s omitted) ......  $37,485      $40,977     $47,917      $31,273     $19,903
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share .............                                        $(0.09)      $(0.11)
  Ratios:
  Expenses to average net assets ............                                          2.62%        2.67%
  Net investment loss to average net assets..                                         (0.56)%      (0.70)%

-------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS


                                                    CLASS A                        CLASS B                  CLASS D
                                           ----------------------------  ---------------------------  ----------------------------
EMERGING MARKETS                              YEAR ENDED                     YEAR ENDED                  YEAR ENDED
GROWTH FUND                                   OCTOBER 31,   5/28/96*          OCTOBER 31,  5/28/96*       OCTOBER 31,    5/28/96*
                                           ---------------     TO        -----------------    TO      ----------------      TO
PER SHARE OPERATING PERFORMANCE:            1998     1997    10/31/96     1998     1997    10/31/96     1998     1997    10/31/96
                                           ------   ------   ---------   ------   ------   ---------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $7.34     $6.78    $7.14      $7.27     $6.76    $7.14      $7.27     $6.76    $7.14
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
Net investment loss ....................   (0.01)    (0.05)   (0.02)     (0.06)    (0.11)   (0.04)     (0.06)    (0.11)   (0.04)
Net realized and unrealized investment
  gain (loss) ..........................   (2.00)     1.05    (0.25)     (1.97)     1.06    (0.25)     (1.97)     1.06    (0.25)
Net realized and unrealized loss from
  foreign currency transactions ........   (0.15)    (0.44)   (0.09)     (0.15)    (0.44)   (0.09)     (0.15)    (0.44)   (0.09)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...........................   (2.16)     0.56    (0.36)     (2.18)     0.51    (0.38)     (2.18)     0.51    (0.38)
Dividends paid .........................      --        --       --         --        --       --         --        --       --
Distributions from net gain realized ...      --        --       --         --        --       --         --        --       --
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
NET INCREASE (DECREASE) IN
  NET ASSET VALUE ......................   (2.16)     0.56    (0.36)     (2.18)     0.51   (0.38)      (2.18)     0.51    (0.38)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
NET ASSET VALUE, END OF PERIOD .........   $5.18     $7.34    $6.78      $5.09     $7.27    $6.76      $5.09     $7.27    $6.76
                                           =====     =====    =====      =====     =====    =====      =====     =====    =====
TOTAL RETURN BASED ON NET ASSET VALUE: .  (29.43)%    8.26%   (5.04)%   (29.99)%    7.54%   (5.32)%   (29.99)%    7.54%   (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........    2.22%     2.27%    2.22%+     2.99%     3.04%    3.00%+     2.99%     3.04%    3.00%+
Net investment loss to average
  net assets ...........................   (0.12)%   (0.56)%  (0.69)%+   (0.89)%   (1.33)%  (1.47)%+   (0.89)%   (1.33)%  (1.47)%+
Portfolio turnover .....................   94.09%    84.09%   12.24%     94.09%    84.09%   12.24%     94.09%    84.09%   12.24%
Net Assets, End of Period (000s omitted)  $24,294   $44,061  $19,864    $16,031  $28,819  $10,541    $13,667   $31,259  $13,664
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share ........                      $(0.05)                       $(0.07)                       $(0.07)
  Ratios:
  Expenses to average net assets .......                        3.02%+                        3.80%+                        3.80%+
  Net investment loss to average
   net assets ..........................                       (1.49)%+                      (2.27)%+                     (2.27)%+

                                                     CLASS A                      CLASS B                       CLASS D
                                           ---------------------------   ---------------------------  ----------------------------
GLOBAL GROWTH                                 YEAR ENDED     11/1/95*       YEAR ENDED    4/22/96*      YEAR ENDED      11/1/95*
OPPORTUNITIES FUND                            OCTOBER 31,      TO           OCTOBER 31,      TO         OCTOBER 31,        TO
                                           -----------------             -----------------           -----------------
PER SHARE OPERATING PERFORMANCE:            1998     1997    10/31/96     1998     1997    10/31/96     1998     1997    10/31/96
                                           ------   ------   ---------   ------   ------   ---------   ------   ------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD ....  $9.20     $8.08    $7.14      $9.06     $8.02    $8.04      $9.06     $8.02    $7.14
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
Net investment loss .....................  (0.05)    (0.05)   (0.03)     (0.12)    (0.12)   (0.04)     (0.12)    (0.12)   (0.09)
Net realized and unrealized
  investment gain .......................   0.81      1.47     1.12       0.80      1.46     0.06       0.80      1.46     1.12
Net realized and unrealized
   gain (loss) from
  foreign currency transactions .........   0.08     (0.30)   (0.15)      0.08     (0.30)   (0.04)      0.08     (0.30)   (0.15)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS .................   0.84      1.12     0.94       0.76      1.04    (0.02)      0.76      1.04     0.88
Dividends paid ..........................     --        --       --         --        --       --         --        --       --
Distributions from net gain realized ....  (0.42)       --       --      (0.42)       --       --      (0.42)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----

NET INCREASE (DECREASE) IN NET
  ASSET VALUE ...........................   0.42      1.12     0.94       0.34      1.04     (0.02     )0.34      1.04     0.88
                                           -----     -----    -----      -----     -----     -----     -----     -----    -----

NET ASSET VALUE, END OF PERIOD ..........  $9.62     $9.20    $8.08      $9.40     $9.06    $8.02      $9.40     $9.06    $8.02
                                           =====     =====    =====      =====     =====    =====      =====     =====    =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..   9.52%    13.86%   13.17%      8.76%    12.97%   (0.25)%     8.76%    12.97%   12.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..........   1.68%     1.69%    1.91%      2.44%     2.45%    2.53%+     2.44%     2.45%    2.67%
Net investment loss to average net assets  (0.48)%   (0.59)%  (0.53)%    (1.24)%   (1.35)%  (1.13)%+   (1.24)%   (1.35)%  (1.25)%
Portfolio turnover ......................  45.43%    79.32%   31.44%     45.43%    79.32%   31.44%++   45.43%    79.32%   31.44%
NET ASSETS, END OF YEAR (000s omitted) .. $97,947  $109,060 $107,509    $21,930   $19,311   $9,257    $64,443   $64,300  $53,540

------------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                                        CLASS A
                                           ---------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND                                     YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                  1998       1997          1996        1995        1994
                                                 ------     ------        ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR ............  $15.62      $15.14       $13.90      $11.93      $ 9.98
                                                 ------      ------       ------      ------      ------
Net investment income (loss) ..................   (0.07)         --           --       (0.02)      (0.08)
Net realized and unrealized investment
    gain (loss) ...............................   (0.85)       1.61         2.38        2.24        1.57
Net realized and unrealized gain (loss)
   from foreign currency transactions .........    0.04       (0.40)       (0.18)       0.08        0.52
                                                 ------      ------       ------      ------      ------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS .................................   (0.88)       1.21         2.20        2.30        2.01
Dividends paid ................................      --          --           --          --          --
Distributions from net gain realized ..........   (0.63)      (0.73)       (0.96)       (0.33)      (0.06)
                                                 ------      ------       ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ....   (1.51)       0.48         1.24        1.97        1.95
                                                 ------      ------       ------      ------      ------
Net Asset Value, End of Year ..................  $14.11      $15.62       $15.14      $13.90      $11.93
                                                 ======      ======       ======      ======      ======
Total Return Based on Net Asset Value: ........   (5.82)%      8.28%       16.95%      20.10%      20.28%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................    1.65%       1.67%        1.75%       1.83%       1.92%
Net investment income (loss) to average
    net assets ................................   (0.45)%      0.02%        0.01%      (0.20)%     (0.77)%
Portfolio turnover ............................   50.81%      57.24%       45.38%      63.05%       62.47%
NET ASSETS, END OF YEAR (000S OMITTED) ........ $374,890    $434,397     $350,359    $102,479      $46,269

                                                        CLASS B                             CLASS D
                                              -----------------------------------------------------------------------
                                                  YEAR ENDED
                                                  OCTOBER 31,    4/22/96*                   YEAR ENDED OCTOBER 31,
                                              -----------------    TO       -----------------------------------------
PER SHARE OPERATING PERFORMANCE:                1998     1997   10/31/96     1998     1997    1996     1995     1994
                                              -------  -------- ---------   ------   ------  ------   ------   ------

NET ASSET VALUE, BEGINNING OF PERIOD ........ $15.04     $14.72   $14.44    $15.05   $14.72   $13.63   $11.80   $ 9.94
                                              ------     ------   ------    ------   ------   ------   ------  -------
Net investment loss .........................  (0.18)     (0.11)   (0.06)    (0.18)   (0.11)   (0.11)   (0.12)   (0.16)
Net realized and unrealized investment
 gain (loss) ................................  (0.81)      1.56     0.33     (0.81)    1.57     2.34     2.20     1.57
Net realized and unrealized gain (loss)
 from foreign currency transactions .........   0.04      (0.40)    0.01      0.04    (0.40)   (0.18)    0.08     0.51
                                              ------     ------   ------    ------   ------   ------   ------  -------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS .................................  (0.95)      1.05     0.28     (0.95)    1.06     2.05     2.16     1.92
Dividends paid ..............................     --         --       --        --       --       --       --       --
Distributions from net gain realized ........  (0.63)     (0.73)      --     (0.63)   (0.73)   (0.96)   (0.33)   (0.06)
                                              ------     ------   ------    ------   ------   ------   ------  -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ..  (1.58)      0.32     0.28     (1.58)    0.33     1.09     1.83     1.86
                                              ------     ------   ------    ------   ------   ------   ------  -------
NET ASSET VALUE, END OF PERIOD .............. $13.46     $15.04   $14.72    $13.47   $15.05   $14.72   $13.63   $11.80
                                              ======     ======   ======    ======   ======   ======   ======  =======
TOTAL RETURN BASED ON NET ASSET VALUE: ......  (6.54)%     7.39%    1.94%    (6.53)%   7.47%   16.14%   19.11%   19.45%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............   2.41%      2.43%    2.54%+    2.41%    2.43%    2.51%    2.61%    2.70%
Net investment loss to average net assets ...  (1.21)%   (0.74)%   (0.80)%+ (1.21)%  (0.74)%   (0.75)%  (0.97)%  (1.53)%
Portfolio  turnover .........................  50.81%     57.24%   45.38%++ 50.81%   57.24%    45.38%   63.05%   62.47%
Net Assets, End of Period (000s omitted) .... $222,496  $247,600  $103,968  $272,992 $370,625 $285,477 $85,548  $38,317

---------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                               ----------------------------------------------------------
GLOBAL TECHNOLOGY FUND                                                      YEAR ENDED OCTOBER 31,               5/23/94*
                                                               ----------------------------------------------       TO
PER SHARE OPERATING PERFORMANCE:                                  1998         1997        1996         1995     10/31/94
                                                                 ------       ------      ------       ------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $15.14      $11.31       $13.05       $ 8.37      $7.14
                                                                 ------      ------       ------      -------     ------
Net investment loss .........................................     (0.14)      (0.16)       (0.08)      (0.10)      (0.01)
Net realized and unrealized investment gain (loss) ..........      0.01        4.06        (0.92)       4.90        1.08
Net realized and unrealized gain (loss) from foreign
  currency transactions .....................................      0.06       (0.07)        0.05       (0.05)       0.16
                                                                 ------      ------       ------      ------       -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..............     (0.07)       3.83        (0.95)       4.75        1.23
Dividends paid ..............................................        --          --        (0.02)         --          --
Distributions from net gain realized ........................     (2.59)         --        (0.77)      (0.07)         --
                                                                 ------      ------       ------      ------       -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ..................     (2.66)       3.83        (1.74)       4.68        1.23
                                                                 ------      ------       ------      ------       -----
NET ASSET VALUE, END OF PERIOD ..............................    $12.48      $15.14       $11.31      $13.05       $8.37
                                                                 ======      ======       ======      ======       =====
TOTAL RETURN BASED ON NET ASSET VALUE: ......................    (0.79)%      33.86%       (7.33)%     57.31%      17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............................      1.67%       1.67%        1.75%       1.91%       2.00%+
Net investment loss to average net assets ...................     (1.04)%     (1.10)%      (0.74)%     (0.89)%     (0.45)%+
Portfolio turnover ..........................................     87.55%      94.06%       73.00%      87.42%      29.20%
NET ASSETS, END OF PERIOD (000S OMITTED) ....................   $475,951     $583,257    $499,858     $447,732    $50,719
Without expense reimbursement and/or management fee waiver:**
  Net investment loss per share .............................                                                      $(0.02)
  Ratios:
  Expenses to average net assets ............................                                                        2.18%+
  Net investment loss to average net assets .................                                                       (0.63)%+

                                                             CLASS B                                 CLASS D
                                                  ------------------------------------------------------------------------------
                                                      YEAR ENDED                       YEAR ENDED OCTOBER 31,
                                                      OCTOBER 31,     4/22/96*   ------------------------------------- 5/23/94*
                                                  -------------------    TO                                                TO
PER SHARE OPERATING PERFORMANCE:                    1998      1997    10/31/96    1998       1997      1996      1995   10/31/94
                                                   ------    ------   --------   ------     ------    ------    ------  --------

NET ASSET VALUE, BEGINNING OF PERIOD              $14.73    $11.09     $11.47    $14.73    $11.09    $12.89     $ 8.34   $7.14
                                                  ------    ------     ------    ------    ------    ------     ------  ------
Net investment loss                                (0.23)    (0.26)     (0.08)    (0.23)    (0.26)    (0.17)     (0.18)  (0.04)
Net realized and unrealized investment
  gain (loss)                                       0.01      3.97       (0.39)   (0.01)     3.97     (0.91)      4.85    1.08
Net realized and unrealized gain (loss)
  from foreign currency transactions                0.06     (0.07)      0.09      0.06     (0.07)     0.05      (0.05)   0.16
                                                  ------    ------     ------    ------    ------    ------     ------  ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS     (0.16)     3.64      (0.38)    (0.18)     3.64     (1.03)      4.62    1.20
Dividends paid                                        --        --         --        --        --        --         --      --
Distributions from net gain realized               (2.59)       --         --     (2.59)       --     (0.77)     (0.07)     --
                                                  ------    ------     ------    ------    ------    ------     ------  ------
NET INCREASE (DECREASE) IN NET ASSET VALUE         (2.75)     3.64      (0.38)    (2.77)     3.64     (1.80)      4.55    1.20
                                                  ------    ------     ------    ------    ------    ------     ------  ------
NET ASSET VALUE, END OF PERIOD                    $11.98    $14.73     $11.09    $11.96    $14.73    $11.09     $12.89   $8.34
                                                  ======    ======     ======    ======    ======    ======     ======  ======
TOTAL RETURN BASED ON NET ASSET VALUE:             (1.55)%   32.82%     (3.31)%   (1.70)%   32.82%    (8.07)%    55.95%  16.81%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                      2.43%     2.42%      2.51%+    2.43%     2.42%     2.52%      2.66%   2.75%+
Net investment loss to average net assets          (1.80)%   (1.85)%    (1.40)%+  (1.80)%   (1.85)%   (1.50)%    (1.63)% (1.22)%+
Portfolio turnover                                 87.55%    94.06%     73.00%++  87.55%    94.06%    73.00%     87.42%  29.20%
NET ASSETS, END OF PERIOD (000S OMITTED)          $58,575    $53,046   $18,840  $184,032  $232,882  $197,412   $161,622  $6,499
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share                                                                                         $(0.06)
  Ratios:
  Expenses to average net assets                                                                                          3.36%+
  Net investment loss to average net assets                                                                              (1.83)%+

---------
  * Commencement of operations.
 ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
  + Annualized.
 ++ For the year ended October 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 4, 1998

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
Fred E. Brown
Director and Consultant, J. & W. SELIGMAN & CO.
  Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

PROXY RESULTS


     Shareholders of each Series voted on the following proposals at a Special Meeting of Shareholders held on June 30, 1998, in New York, New York. The description of each proposal and number of shares voted are stated below. The shareholders of all five Series voted collectively in respect of the election of Directors and the ratification of the selection of independent auditors. In respect of the proposals relating to the interim and new subadvisory agreements, the shareholders of each Series voted separately. Each Director was elected, the selection of Deloitte & Touche LLP as auditors was ratified, and the interim and new subadvisory agreements were approved.


ELECTION OF DIRECTORS:

                                       For                  Withheld
                                      ----                 -----------
John R. Galvin                     105,497,129              1,987,168
Alice S. Ilchman                   105,505,135              1,979,161
Frank A. McPherson                 105,505,057              1,979,239
John E. Merow                      105,504,427              1,979,869
Betsy S. Michel                    105,501,319              1,982,977
William C. Morris                  105,508,287              1,976,009
James C. Pitney                    105,493,493              1,990,804
James Q. Riordan                   105,498,612              1,985,684
Richard R. Schmaltz                105,505,948              1,978,349
Robert L. Shafer                   105,504,103              1,980,194
James N. Whitson                   105,508,491              1,975,806
Brian T. Zino                      105,505,870              1,978,427

RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS:

                                                             For           Against        Abstain
                                                            ----         -----------     ---------
                                                         103,834,744        828,074     2,821,124

APPROVAL OF INTERIM SUBADVISORY AGREEMENTS
  BETWEEN J. & W. SELIGMAN & CO. INCORPORATED
  AND SELIGMAN HENDERSON CO.:

Seligman Henderson International Fund                      2,592,848          8,037       129,431
Seligman Henderson Emerging Markets Growth Fund            6,848,574        106,520       246,368
Seligman Henderson Global Growth Opportunites Fund        13,627,795        126,041       551,941
Seligman Henderson Global Smaller Companies Fund          42,166,124        466,464     1,501,383
Seligman Henderson Global Technology Fund                 36,921,480        535,865     1,655,339

APPROVAL OF NEW SUBADVISORY AGREEMENT
  BETWEEN J. & W. SELIGMAN & CO. INCORPORATED
  AND HENDERSON INVESTMENT MANAGEMENT LIMITED,
  EFFECTIVE JULY 1, 1998:

Seligman Henderson International Fund                      2,591,707          9,988       128,623
Seligman Henderson Emerging Markets Growth Fund            6,848,518        104,254       248,682
Seligman Henderson Global Growth Opportunites Fund        13,624,535        139,654       541,561
Seligman Henderson Global Smaller Companies Fund          42,320,799        466,271     1,346,898
Seligman Henderson Global Technology Fund                 36,895,609        551,029     1,666,034

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

BRIAN ASHFORD-RUSSELL
VICE PRESIDENT

PETER BASSETT
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

NITIN MEHTA
VICE PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY




FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement
                    Plan Services
(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATIOn -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.


NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-----------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

BENCHMARKS


LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 184 mutual funds at October 31, 1998.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 574 mutual funds at October 31, 1998.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 248 mutual funds at October 31, 1998.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 82 mutual funds at October 31, 1998.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase. This average was comprised of 42 mutual funds at October 31, 1998.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE,
AUSTRALASIA, FAR EAST) INDEX (MSCIEAFE INDEX):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US $100 million.


-------------------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from LIPPER ANALYTICAL SERVICES INC., MORGAN STANLEY CAPITAL INTERNATIONAL, and SALOMON SMITH BARNEY INCORPORATED.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
    SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGMENT FEES, AND OTHER COSTS. PLEASE READ THE
            PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                              J.&W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017




EQSH2 10/98                          [RECYCLE LOGO] Printed on Recycled Paper

PART C.    OTHER INFORMATION
------     -----------------
Item 23.   Exhibits.
--------   ---------

          All Exhibits have been previously filed and are incorporated by reference herein, except Exhibits marked with an asterisk (*) which are filed herewith.


(a)      *Articles Supplementary dated May 24, 1999.

(a)(1) Articles of Amendment and Restatement of Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective
         Amendment No.    filed on March     1999.)


(b)      Amended  and  Restated   By-Laws.   (Incorporated   by   reference   to
         Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(c) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson International Fund. (Incorporated by reference to
         Exhibit 4 of Registrant's Post-Effective Amendment No. 6 filed on April 23, 1993 and Registrant's Post-Effective Amendment No. 8 filed on September 21, 1993.) Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson International Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(1) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Smaller Companies Fund (formerly, Seligman Henderson Global Emerging Companies Fund). (Incorporated by reference to Exhibit 4a to Registrant's Post-Effective Amendment No. 10 filed on August 10, 1992.) Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Smaller Companies Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(2) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Technology Fund. (Incorporated by reference to Exhibit 4b of Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.) Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Technology Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(3) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Growth Opportunities Fund. (Incorporated by reference to Registrant's Form SE filed on October 30, 1995.) Specimen Stock Certificate for Class B Shares with respect to Seligman Henderson Global Growth Opportunities Fund. (Incorporated by reference to Registrant's Form SE filed on April 16, 1996.)

(c)(4) Specimen Stock Certificates for Class A, Class B and Class D Shares with respect to Seligman Henderson Emerging Markets Growth Fund. (Incorporated by reference to Registrant's Form SE, filed on May 15, 1996.)

(c)(5) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-Laws. (Incorporated by reference to Exhibits 1 and 2, respectively, to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(d) Revised Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.)

-------  ----------------------------

(d)(1)   Subadvisory  Agreement  between  the  Manager and Henderson  Investment
         Management   Limited.   (Incorporated   by  reference  to  Registrant's
         Post-Effective Amendment No. 25 filed on February 26, 1998.)


(e)      *Addendum  to  Sales/Bank  Agreement.  (Incorporated  by  reference  to
         Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(1) *Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)


(e)(2)   Distributing  Agreement between  the Registran  and Seligman  Advisors,
         Inc.   (Incorporated   by  reference  to  Exhibit  6  of   Registrant's
         Post-Effective Amendment No. 17, filed on October 27, 1995.)

(e)(3)   Sales   Agreement   between   Seligman   Advisors,  Inc. and   Dealers.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Dean Witter Reynolds, Inc. (Incorporated by reference to Exhibit 6b of Registrant's Post-Effective Amendment No. 53 (Registration Statement No. 2-33566) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Dean Witter Reynolds, Inc. with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registrant's Post-Effective Amendment No. 53 (Registration Statement No. 2-33566), filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit 6d of Registrant's Post-Effective Amendment No. 53 (Registration Statement No. 2-33566) filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Registrant's Post-Effective Amendment No. 21 (Registration Statement No. 2-92487) filed on January 29, 1997.)

(f) Amended Deferred Compensation Plan for Directors. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on February 26, 1999.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 (Registration Statement No. 2-92487) filed on January 29, 1997.)

(g) Custody Agreement, dated May 1, 1996, between Registrant and Chase Manhattan Bank. (Incorporated by reference to Exhibit 8 of Registrant's Post-Effective Amendment No. 22 filed on November 20, 1996.)

(h)      Recordkeeping  Agreement  between  Registrant  and Investors  Fiduciary
         Trust   Company.    (Incorporated    by   reference   to   Registrant's
         Post-Effective Amendment No. 23, filed on February 27, 1997.)


(i) *Opinion and Consent of Counsel on behalf of each of the Series Class C shares.

(i)(1) Opinion and Consent of Counsel on behalf of Registrant's Seligman Henderson International Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.)

(i)(2) Opinon and Consent of Counsel on behalf of Registrant's Seligman Henderson Emerging Markets Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on May 20, 1996.)

(i)(3) Opinion and Consent of Counsel on behalf of Registrant's Seligman Henderson Global Growth Opportunities Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on October 27, 1995.)

(i)(4)   Opinion  and  Consent of Counsel on  behalf  of  Registrant's  Seligman
         Henderson  Global  Technology  Fund.   (Incorporated  by  reference  to
         Registrant's Post-Effective Amendment No. 27 filed February 26, 1999.)


(j)      *Consent of Independent Auditors.


(k)      Not applicable.


(l) *Form of Purchase Agreement for Initial Capital between Registrant's Class C shares and J. & W. Seligman & Co. Incorporated.


(l)(1) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class A and Class D Shares and
         J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class B shares and
         J. & W.  Seligman & Co.  Incorporated.  (Incorporated  by  reference to
         Exhibit 13a of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(2) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class D Shares and
         J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23 filed on February 27, 1997.) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 13b of Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(3) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class A and D Shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 23, filed on February 27, 1997.) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to
         Exhibit 13c of Registrant's Post-Effective Amendment No. 20, filed on April 19, 1996.)

(l)(4) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Growth Opportunities Fund's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to
         Exhibit 13d of Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(l)(5) Copy of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Emerging Markets Growth Fund's Class A, Class B and Class D Shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on May 20, 1996.)

------     -----------------------------


(m) *Amended Administration, Shareholder Services and Distribution Plans for each of the Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Growth Opportunities Fund and
         Seligman Emerging Markets Growth Fund (the "Funds"), and Amended Administration, Shareholder Services and Distribution Agreements for each of the .Funds. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. *11-1886) filed on May , 1999.)


(m)(1) Administration, Shareholder Services and Distribution Plans for each of Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson Global Growth Opportunities Fund and Amended Form of Administration, Shareholder Services and Distribution Agreement of Registrant. (Incorporated by reference to Exhibit 15 of Registrant's Post-Effective Amendment No. 20 filed April 19, 1996.)

(m)(2) Administration, Shareholder Services and Distribution Plan with respect to Registrant's Seligman Henderson Emerging Markets Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on May 20, 1996.)


(n) Financial Data Schedules. (Incorporate by reference to Registrant's Post-Effective Amendment No. 27 filed on February 26, 1999

(o)      *Plan of Multiple  Classes of Shares (four  Classes)  pursuant to  Rule
         18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)-


Other Exhibits:  Powers of Attorney.  (Incorporated by reference to Registrant's
--------------   Post-Effective Amendment No. 25 filed on February 26, 1998.)

Item 24.   Persons Controlled by or Under Common Control with Registrant.  None.
-------    -------------------------------------------------------------

Item  25.  Indemnification. Reference  is  made to the  provisions  of  Articles
--------   ---------------
           Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 23 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

------     -----------------------------


Item 26.   Business  and  Other  Connections  of  Investment  Adviser.   J. & W.
--------   ----------------------------------------------------------
           Seligman & Co. Incorporated (the "Manager") also serves as investment manager to eighteen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
           Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


           Henderson Investment Management Limited (the "Subadviser") also serves as Subadviser to Seligman Portfolios, Inc. with respect to its Global Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio and Global Growth Opportunities Portfolio.

           The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798 and 801-55577) filed on March 31, 1999 and October 15, 1998, respectively.

Item 27.   Principal Underwriters.
--------   -----------------------

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc. and Seligman Value Fund Series, Inc.

------      -----------------------------

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                                         Seligman Advisors, Inc.
                                                         -----------------------
                                                          As of April 30, 1999
                                                          --------------------
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and Chief
                                                                                                   Executive Officer
         BRIAN T. ZINO*                                Director                                    President and Director
         RONALD T. SCHROEDER*                          Director                                    None
         FRED E. BROWN*                                Director                                    Director Emeritus
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         EDWARD F. LYNCH*                              Senior Vice President, National             None
                                                       Sales Director
         JAMES R. BESHER                               Senior Vice President, Division             None
         14000 Margaux Lane                            Sales Director
         Town & Country, MO  63017
         GERALD I. CETRULO, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444
         MATTHEW A. DIGAN*                             Senior Vice President,                      None
                                                       Domestic Funds
         JONATHAN G. EVANS                             Senior Vice President, Sales                None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         ROBERT T. HAUSLER*                            Senior Vice President, International        None
                                                       Funds
         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Division Sales Director
         Cary, NC  27511
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         BRADLEY W. LARSON                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94526
         MICHELLE L. MCCANN-RAPPA*                     Senior Vice President,                      None
                                                       Retirement Plans
         SCOTT H. NOVAK*                               Senior Vice President, Insurance            None
         RICHARD M. POTOCKI                            Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA



PART C. OTHER INFORMATION (CONTINUED)


                                                         Seligman Advisors, Inc.
                                                          As of April 30, 1999
                                                          --------------------


                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         BRUCE M. TUCKEY                               Senior Vice President, Sales                None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760
         CHARLES L. VON BREITENBACH, II*               Senior Vice President,                      None
                                                       Managed Money
         J. BRERETON YOUNG*                            Senior Vice President, Director             None
                                                       of Sales Development
         JEFFREY S. DEAN*                              Vice President, Business Analysis           None
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         MARSHA E. JACOBY*                             Vice President, Offshore Business           None
                                                       Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None
         3707 Fifth Avenue #136                        Plans Manager
         San Diego, CA  92103
         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         JEFFERY C. PLEET*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         TRACY A. SALOMON*                             Vice President, Retirement Marketing        None
         HELEN SIMON*                                  Vice President, Sales Administration        None
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         JEFF BOTWINICK                                Regional Vice President                     None
         11508 Foster Road
         Overland Park, KS  66210
         KEVIN CASEY                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462



PART C.       OTHER INFORMATION (CONTINUED)
              -----------------------------


                                                         Seligman Advisors, Inc.
                                                          As of April 30, 1999
                                                          --------------------
                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             Regional Vice President                     ---------------
         BRADFORD C. DAVIS                                                                         None
         241 110th Avenue SE
         Bellevue, WA  98004
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         KELLI A. WIRTH DUMSER                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         CATHY DES JARDINS                             Regional Vice President                     None
         PMB 152
         1705 14th Street
         Boulder, CO  80302

         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         JUDITH L. LYON                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005
         TIM O'CONNELL                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         GEORGE M. PALMER, JR.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606
         THOMAS PARNELL                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         CRAIG PRICHARD                                Regional Vice President                     None
         300 Spyglass Drive
         Fairlawn, OH  44333


                                      C-8



PART C.       OTHER INFORMATION (CONTINUED)
              -----------------------------



                                                         Seligman Advisors, Inc.
                                                          As of April 30, 1999
                                                          --------------------

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                                                                         ---------------
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         EUGENE P. SULLIVAN                            Regional Vice President                     None
         4858 Battery Lane                             Bethesda, MD  21814
         JAMES TAYLOR                                  Regional Vice President                     None
         1145 Kenilworth Circle
         Naperville, IL  60540
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         GAIL S. CUSHING*                              Assistant Vice President, National          None
                                                       Accounts Manager
         SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JOYCE PERESS*                                 Assistant Secretary                         Assistant Secretary


*  The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c)   Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules (17 CFR 270.31(a)-1 to 31(a)-3 promulgated thereunder are maintained by J. & W. Seligman & Co. Incorporated located at 100 Park Avenue, New York, NY 10017 and at the following locations: (1) Custodian for the Funds: Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201; (2) Recordkeeping Agent for the Funds: Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105; and, (3) Transfer, Redemption and Other Shareholder Account Services for the Funds:
           Agent Seligman Data Corp., 100 Park Avenue, New York, NY 10017.

Item 29.   Management Services.  Not Applicable.

Item 30. Undertakings. Registrant undertakes: (1) to furnish a copy of Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered, and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 28 pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Post-Effective Amendment No. 28 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the th day of May 27, 1999.


                                     SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.



                                             By: /s/ William C. Morris
                                                 ---------------------------
                                                 William C. Morris, Chairman


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 28 to its Registration Statement has been signed below by the following persons in the capacities indicated on May 27, 1999.


         Signature                            Title


/s/William C. Morris                          Chairman of the Board (Principal
----------------                              executive officer) and Director
William C. Morris*


/s/ Brian T. Zino                             President and Director
-----------------
Brian T. Zino


/s/ Thomas G. Rose                            Treasurer (Principal financial and
------------------                            and accounting officer)
Thomas G. Rose


John R. Galvin, Director          )
Alice S. Ilchman, Director        )
Frank A. McPherson, Director      )
John E. Merow, Director           )      /s/ Brian T. Zino
Betsy S. Michel, Director         )      ---------------------------------------
James C. Pitney, Director         )          Brian T. Zino, Attorney-in-fact*
James Q. Riordan, Director        )
Richard R. Schmaltz, Director     )
Robert L. Shafer, Director        )
James N. Whitson, Director        )

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                     POST-EFFECTIVE AMENDMENT NO. 28 TO THE
                       REGISTRATION STATEMENT ON FORM N-1A



                                  EXHIBIT INDEX



Form N-1A Item No.             Description

Item 23(a)                     Articles Supplementary

Item 23(i)                     Opinion and Consent of Counsel

Item 23(j)                     Consent of Independent Auditors

Item 23(l) Form of Purchase Agreement for Initial Capital for Seligman Henderson Global Fund Series, Inc.

Item 23(m) Amended Administration, Shareholder Services And Distribution Plan on behalf of each Series